(..continued)



                                                                              73


21042580\V-1


21042580\V-1
                                                                  CONFORMED COPY


================================================================================






                              CREDIT AGREEMENT


                                dated as of


                              January 11, 2000


                                   among


                   KANSAS CITY SOUTHERN INDUSTRIES, INC.


                  THE KANSAS CITY SOUTHERN RAILWAY COMPANY

                          The Lenders Party Hereto


                         THE CHASE MANHATTAN BANK,
        as Administrative Agent, Collateral Agent, Issuing Bank and
                              Swingline Lender

                        ---------------------------

                           CHASE SECURITIES INC.,
                 as Advisor, Lead Arranger and Book Manager





==============================================================================
                                                                [CS&M 6701-034]

                                             TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                            Definitions; Construction

         SECTION 1.01.  Defined Terms..........................................1
         SECTION 1.02.  Classification of Loans and Borrowings................20
         SECTION 1.03.  Terms Generally.......................................20
         SECTION 1.04.  Accounting Terms; GAAP................................20

                                   ARTICLE II

                                   The Credits

         SECTION 2.01.  Commitments...........................................21
         SECTION 2.02.  Loans and Borrowings..................................21
         SECTION 2.03.  Requests for Borrowings...............................21
         SECTION 2.04.  Swingline Loans.......................................22
         SECTION 2.05.  Letters of Credit.....................................23
         SECTION 2.06.  Funding of Borrowings.................................26
         SECTION 2.07.  Interest Elections....................................27
         SECTION 2.08.  Termination and Reduction of
                             Commitments......................................28
         SECTION 2.09.  Repayment of Loans; Evidence of Debt..................28
         SECTION 2.10.  Amortization of Term Loans............................30
         SECTION 2.11.  Prepayment of Loans...................................31
         SECTION 2.12.  Fees..................................................32
         SECTION 2.13.  Interest..............................................33
         SECTION 2.14.  Alternate Rate of Interest............................34
         SECTION 2.15.  Increased Costs.......................................34
         SECTION 2.16.  Break Funding Payments................................35
         SECTION 2.17.  Taxes.................................................36
         SECTION 2.18.  Payments Generally; Pro Rata Treatment;
                             Sharing of Set-offs..............................36
         SECTION 2.19.  Mitigation Obligations; Replacement
                             of Lenders.......................................38

                                   ARTICLE III

                         Representations and Warranties

         SECTION 3.01.  Organization; Powers..................................38
         SECTION 3.02.  Authorization; Enforceability.........................39
         SECTION 3.03.  Governmental Approvals; No Conflicts..................39
         SECTION 3.04.  Financial Condition; No Material Adverse
                             Change...........................................39
         SECTION 3.05.  Properties............................................40
         SECTION 3.06.  Litigation and Environmental Matters..................40
         SECTION 3.07.  Compliance with Laws and Agreements...................41
         SECTION 3.08.  Investment and Holding Company Status.................41
         SECTION 3.09.  Taxes.................................................41
         SECTION 3.10.  Employee Benefit Plans................................41
         SECTION 3.11.  Disclosure............................................41
         SECTION 3.12.  Subsidiaries..........................................41
         SECTION 3.13.  Insurance.............................................41
         SECTION 3.14.  Solvency..............................................41
         SECTION 3.15.  No Undisclosed Dividend Restrictions..................42
         SECTION 3.16.  Year 2000.............................................42


                                   ARTICLE IV

                                   Conditions

         SECTION 4.01.  Effective Date........................................42
         SECTION 4.02.  Each Credit Event.....................................45


                                  ARTICLE V

                            Affirmative Covenants

         SECTION 5.01.  Financial Statements and Other
                             Information......................................45
         SECTION 5.02.  Notices of Material Events............................46
         SECTION 5.03.  Information Regarding Collateral......................47
         SECTION 5.04.  Existence; Conduct of Business........................47
         SECTION 5.05        Payment of Taxes.................................48
         SECTION 5.06.  Maintenance of Properties.............................48
         SECTION 5.07.  Insurance.............................................48
         SECTION 5.08.  Casualty and Condemnation.............................48
         SECTION 5.09.  Books and Records; Inspection and
                             Audit Rights.....................................48
         SECTION 5.10.  Compliance with Laws..................................48
         SECTION 5.11.  Use of Proceeds and Letters of Credit.................48
         SECTION 5.12.  Additional Subsidiaries...............................49
         SECTION 5.13.  Further Assurances....................................49
         SECTION 5.14.  Interest Rate Protection..............................49
         SECTION 5.15.  Completion of Spin-Off................................49

                                   ARTICLE VI

                               Negative Covenants

         SECTION 6.01.  Indebtedness; Certain Equity Securities...............49
         SECTION 6.02.  Liens.................................................50
         SECTION 6.03.  Sale and Leaseback Transactions.......................52
         SECTION 6.04.  Mergers and Consolidations............................52
         SECTION 6.05.  Asset Sales...........................................52
         SECTION 6.06.  Transactions with Affiliates..........................53
         SECTION 6.07.  Certain Other  Agreements.............................53
         SECTION 6.08.  Investments, Loans, Advances,
                             Guarantees and Acquisitions......................53
         SECTION 6.09.  Hedging Agreements....................................54
         SECTION 6.10.  Restricted Payments; Certain
                             Payments of Indebtedness.........................54
         SECTION 6.11.  Amendment of Material Documents.......................55
         SECTION 6.12.  Ownership of Caymex, NAFTA Rail and Grupo TFM.........55
         SECTION 6.13.  Interest Expense Coverage Ratio.......................55
         SECTION 6.14.  Leverage Ratio........................................55
         SECTION 6.15.  Capital Expenditures..................................56


                           ARTICLE VII

                           Events of Default..................................56


                           ARTICLE VIII

                           The Administrative Agent...........................58


                                        ARTICLE IX

                                        Miscellaneous

         SECTION 9.01.  Notices...............................................60
         SECTION 9.02.  Waivers; Amendments...................................60
         SECTION 9.03.  Expenses; Indemnity; Damage Waiver....................62
         SECTION 9.04.  Successors and Assigns................................63
         SECTION 9.05.  Survival..............................................65
         SECTION 9.06.  Counterparts; Integration;
                             Effectiveness....................................65
         SECTION 9.07.  Severability..........................................66
         SECTION 9.08.  Right of Setoff.......................................66
         SECTION 9.09.  Governing Law; Jurisdiction; Consent
                             to Service of Process............................66
         SECTION 9.10.  WAIVER OF JURY TRIAL..................................66
         SECTION 9.11.  Headings..............................................67
         SECTION 9.12.  Confidentiality.......................................67
         SECTION 9.13.  Interest Rate Limitation..............................67
         SECTION 9.14.  Release of Liens and Guarantees.......................68

SCHEDULES:

Schedule 1        --   Mortgaged Property
Schedule 2.01     --   Commitments
Schedule 3.05(b)  --   Real Property
Schedule 3.05(c)  --   Condemnation Proceedings
Schedule 3.06     --   Disclosed Matters
Schedule 3.12     --   Subsidiaries
Schedule 3.13     --   Insurance
Schedule 6.01     --   Existing Indebtedness
Schedule 6.02     --   Existing Liens
Schedule 6.07     --   Restrictive Agreements


EXHIBITS:

Exhibit A         --   Form of Assignment and Acceptance
Exhibit B         --   Form of Opinion of Sonnenschein Nath & Rosenthal
Exhibit C         --   Form of Guarantee Agreement
Exhibit D         --   Form of Indemnity, Subrogation and Contribution Agreement
Exhibit E         --   Form of Pledge Agreement
Exhibit F         --   Form of Security Agreement

                                    CREDIT  AGREEMENT  dated as of  January  11,
                           2000, among KANSAS CITY SOUTHERN INDUSTRIES, INC., THE KANSAS CITY SOUTHERN RAILWAY COMPANY, the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender.


                  Holdings (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I), intends to complete the Spin-Off within 90 days of the date hereof. In connection with the completion of the Spin-Off (a) the Borrower will borrow the Term Loans and not more than $20,000,000 of Revolving Loans on the Effective Date, (b) the Borrower will transfer the proceeds of the Term Loans and Revolving Loans made on the Effective Date to Holdings by means of a dividend and/or the repayment of intercompany debt, (c) Holdings will borrow $125,000,000 under the New Assumable Facility, the obligations under such facility and the Existing Assumable Facility will be assigned and delegated to and assumed by Stilwell and Holdings will be released from all such obligations, (d) Holdings will pay all amounts outstanding under and permanently terminate the Existing Credit Agreements and
(e) Holdings will complete the Debt Tender Offer and purchase the Existing Notes tendered pursuant thereto.

                  The Borrower has requested the Lenders to extend credit in the form of (a) Tranche A Term Loans on the Effective Date in an aggregate principal amount not in excess of $150,000,000, (b) Tranche B Term Loans on the Effective Date in an aggregate principal amount not in excess of $250,000,000, (c) Tranche X Term Loans on the Effective Date in an aggregate principal amount not in excess of $200,000,000 and (d) Revolving Loans, Swingline Loans and Letters of Credit at any time and from time to time on or after the Effective Date and prior to the Revolving Maturity Date in an aggregate principal amount at any time outstanding not in excess of $150,000,000. The Borrower has requested the Issuing Bank to issue Letters of Credit in an aggregate stated amount at any time outstanding that will not result in the LC Exposure exceeding $90,000,000, and has requested the Swingline Lender to make available Swingline Loans in an aggregate principal amount at any time outstanding not in excess of $10,000,000. The proceeds of the Term Loans and of Revolving Loans made on the Effective Date are to be used solely (i) to pay amounts outstanding under the Existing Credit Agreements and Existing Notes and to pay other Indebtedness, (ii) to pay Debt Tender Premiums and (iii) to pay fees and expenses related to the Transactions. The proceeds of the remaining Revolving Loans are to be used to provide working capital and for other general corporate purposes of Holdings and the Subsidiaries. The Letters of Credit are to be used to support obligations in connection with the Capital Contribution Agreement, and Letters of Credit in an aggregate stated amount at any time not to exceed $15,000,000 may be used for general corporate purposes of Holdings and the Subsidiaries. Swingline Loans are to be used for general corporate purposes of Holdings and the Subsidiaries.

                  The parties hereto agree as follows:


                                                 ARTICLE I

Definitions; Construction     ARTICLE I        Definitions; Construction

                  SECTION 1.01. Defined TermsSECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "Administrative Agent" means The Chase Manhattan Bank, in its capacity as administrative agent for the Secured Parties.

                  "Administrative   Questionnaire"   means   an   Administrative
Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "Applicable Percentage" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

                  "Applicable Rate" means, for any day, with respect to any ABR Loan or Eurodollar Loan, (a) prior to the Leverage Date, (i) with respect to any Revolving Loan, Tranche A Term Loan or Tranche X Term Loan, (A) 2.75% per annum, in the case of a Eurodollar Loan, or (B) 1.75% per annum, in the case of an ABR Loan, and (ii) with respect to any Tranche B Term Loan, (A) 3.00% per annum, in the case of a Eurodollar Loan, or (B) 2.00% per annum, in the case of an ABR Loan and (b) on and after the Leverage Date, the applicable rate per annum set forth in the table below based on the Leverage Ratio:


============================ =================== ===================== ================= ==================



                               Tranche A and          Tranche A           Tranche B
                                 Revolving               and             Eurodollar         Tranche B
                                 Facility         Revolving Facility        Spread          ABR Spread
      Leverage Ratio             Eurodollar              ABR
                                   Spread               Spread
---------------------------- ------------------- --------------------- ----------------- ------------------
---------------------------- ------------------- --------------------- ----------------- ------------------

        Category 1           2.50%               1.50%                 2.75%             1.75%
         >4.5:1.0
---------------------------- ------------------- --------------------- ----------------- ------------------
---------------------------- ------------------- --------------------- ----------------- ------------------

        Category 2           2.25%               1.25%                 2.75%             1.75%
  >4.0:1.0 and < 4.5:1.0
---------------------------- ------------------- --------------------- ----------------- ------------------
---------------------------- ------------------- --------------------- ----------------- ------------------

        Category 3           2.00%               1.00%                 2.75%             1.75%
    >3.5 and < 4.0:1.0
---------------------------- ------------------- --------------------- ----------------- ------------------
---------------------------- ------------------- --------------------- ----------------- ------------------

        Category 4           1.75%               .75%                  2.75%             1.75%
         < 3.5:1.0
============================ =================== ===================== ================= ==================


                  The Leverage Ratio shall be determined as of the end of each fiscal quarter of Holdings based upon Holdings' consolidated financial statements delivered pursuant to Section 5.01(a) or (b). Each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the second Business Day following the date of delivery to the Administrative Agent of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that if Holdings fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered the Leverage Ratio shall be deemed to be greater than 4.5 to 1.0. Notwithstanding the foregoing, until the Tranche X Term Loans shall have been repaid in full, the Applicable Rate, insofar as it is applicable to Tranche X Term Loans, shall be increased (i) by .25% per annum on the date corresponding to the Effective Date in the third month following the month in which the Effective Date occurs, and (ii) by an additional .25% per annum on the date corresponding to the Effective Date in each of the third and sixth months thereafter. For purposes of determining the Applicable Rate following the Leverage Date but prior to the delivery of financial statements next required to be delivered under Section 5.01(a) or (b), any computation of the Leverage Ratio shall be based on the most recently delivered financial statements under Sections 5.01(a) or (b) giving pro forma effect to such repayment of the Tranche X term Loans and any related incurrence of Indebtedness as if they had occurred on the date of the balance sheet included in such financial statements.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

                  "Assumable Facilities" means (a) the Existing Assumable Facility and (b) the New Assumable Facility.

                  "Attributable Debt" means, in connection with any Sale and Leaseback Transaction, the present value (discounted in accordance with GAAP at the discount rate implied in the lease) of the obligations of the lessee for rental payments during the term of the lease.

                  "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "Borrower" means The Kansas City Southern Railway Company, a Missouri corporation.

                  "Borrowing" means (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

                  "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Contribution Agreement" means the Capital Contribution Agreement dated as of June 23, 1997, among Transportacion Maratima Mexicana, S.A. de C.V., Holdings, Grupo TFM and TFM, S.A. de C.V..

                  "Capital Contribution Letter of Credit" means any Letter of Credit issued in favor of the Chase Manhattan Bank as administrative agent under the Grupo TFM Credit Agreement as required by the terms of the Capital Contribution Agreement.

                  "Capital Expenditures" means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of Holdings and its consolidated subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of Holdings for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by Holdings and its consolidated subsidiaries during such period.

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Canama" means Canama Transportation, Inc., a Delaware corporation.

                  "Caymex" means Caymex Transportation, Inc., a Delaware corporation.

                  A "Change in Control" shall be deemed to have occurred if (i) at any time, less than 75% of the members of the board of directors of Holdings shall be (A) individuals who are members of such board on the date of the Spin-Off or (B) individuals whose election, or nomination for election by Holdings's stockholders, was approved by a vote of at least 75% of the members of the board then still in office who are members of the board on the date of the Spin-Off (or whose election or nomination has been approved as provided in this clause (b)), (ii) at any time, any person, or any two or more persons acting as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of Equity Interests of Holdings, shall become, according to public announcement or filing, the "beneficial owner" (as defined in Rule 13d-3 issued under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of Holdings representing 30% or more (calculated in accordance with such Rule 13d-3) of the combined voting power of Holdings' then outstanding voting securities, (iii) any Person other than Holdings shall acquire ownership, directly or indirectly, beneficially or of record of any Equity Interests of the Borrower or (iv) a "Change of Control" (or similar event), as such term may be defined in any indenture or other agreement or instrument governing Material Indebtedness, shall have occurred.

                  "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans, Tranche B Term Loans, Tranche X Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Commitment, Tranche B Commitment or Tranche X Commitment.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" means any and all "Collateral", as defined in any applicable Security Document.

                  "Collateral Agent" means The Chase Manhattan Bank, in its capacity as collateral agent for the Secured Parties.

                  "Collateral and Guarantee Requirement" means the requirement that:

                  (a) the Administrative Agent shall have received from each Loan Party either (i) a counterpart of each of the Security Agreement, a Pledge Agreement, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement duly executed and delivered on behalf of such Loan Party or (ii) in the case of any Person that becomes a Loan Party after the Effective Date, a supplement to each such agreement, in the form specified therein, duly executed and delivered on behalf of such Loan Party;

                  (b) all outstanding Equity Interests of the Borrower, any Subsidiary or any other Person owned by or on behalf of any Loan Party shall have been pledged pursuant to the Pledge Agreements (except that the Loan Parties shall not be required to pledge more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary) and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

                  (c) all Indebtedness of Holdings, the Borrower and each Subsidiary that is owing to any Loan Party shall have been pledged pursuant to the Pledge Agreement and any promissory notes evidencing any such Indebtedness shall have been delivered to the Collateral Agent, together with instruments of transfer with respect thereto endorsed in blank;

                  (d) all documents and instruments, including Uniform Commercial Code financing statements and filings with the STB, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Agreement and perfect such Liens to the extent required by, and with the priority required by, the Security Agreement, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

                  (e) the Collateral Agent shall have received (i) counterparts of Mortgages with respect to all Mortgaged Properties, duly executed and delivered by the record owners of such Mortgaged Property and (ii) such legal opinions, title insurance (except in the case of Mortgaged Properties consisting of railroad facilities (other than the Borrower's railroad yard in Shreveport, Louisiana), intermodal facilities and rights of way), insurance and other documents as may be required under the Mortgages or applicable law, or as the Administrative Agent may reasonably request, with respect to any such Mortgages or Mortgaged Properties; and

                  (f) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance with respect to, particular assets of the Loan Parties if and for so long as, in the judgment of the Administrative Agent, the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance in respect of such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom. The Administrative Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance with respect to particular assets (including extensions beyond the Effective Date for the perfection of security interests in the assets of the Loan Parties on such date) where it determines that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Security Documents.

                  "Commitment"   means  a   Revolving   Commitment,   Tranche  A
Commitment, Tranche B Commitment or Tranche X Commitment, or any combination thereof (as the context requires).

                  "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period and (iv) all extraordinary losses for such period and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period, all determined on a consolidated basis in accordance with GAAP; provided that (a) for any period including any fiscal quarter or portion thereof prior to the Spin-Off, Consolidated EBITDA shall for all purposes be determined on a pro forma basis as if the Spin-Off had occurred at the beginning of such period and (b) for purposes of calculating the financial covenants set forth in Sections 6.13 and
6.14 and Excess Cash Flow, there shall be excluded in determining Consolidated EBITDA for any period the net effect of the aggregate amount of restructuring charges attributable to the Spin-Off.

                  "Consolidated Interest Expense" means, for any period, the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of Holdings and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Income" means, for any period, the net income or loss of Holdings, the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Person (other than Holdings) in which any other Person (other than Holdings, the Borrower or any Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to Holdings, the Borrower or any of the Subsidiaries during such period, and (b) the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Holdings, the Borrower or any Subsidiary or the date that such Person's assets are acquired by Holdings, the Borrower or any Subsidiary.

                  "Consolidated   Net  Worth"  shall  mean,   on  any  date  the
stockholders' equity of Holdings and the Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

                  "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Holdings or any Subsidiary, are treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

                  "Debt Tender Offer" means the tender offer made by Holdings for the Existing Notes pursuant to Holdings's Offer to Purchase and Consent Solicitation Statement dated December 6, 1999.

                  "Debt Tender Premiums" means the tender premiums and consent fees paid by Holdings in connection with the Debt Tender Offer.

                  "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

                  "dollars" or "$" refers to lawful money of the United States of America.

                  "Effective Date" means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

                  "Effective Date Transactions" means the Transactions that have occurred, or that are contemplated or required by this Agreement to have occurred, on or before the Effective Date and prior to or simultaneously with the initial Borrowing or issuance of a Letter of Credit hereunder.

                  "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Holdings, the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous
Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "Event of Default"  has the  meaning  assigned to such term in
Article VII.

                  "Excess Cash Flow" means, for any fiscal year, an amount equal to:

                  (a) Consolidated EBITDA for such fiscal year; minus

                  (b) cash tax payments made by Holdings and its Subsidiaries during such fiscal year; minus

                  (c) Consolidated Interest Expense for such fiscal year; minus

                  (d) Capital Expenditures for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring long-term Indebtedness); minus

                  (e) the aggregate principal amount of long-term Indebtedness repaid or prepaid by Holdings and its consolidated Subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit, (ii) Term Loans prepaid pursuant to
         Section 2.11(c) or (d), and (iii) repayments or prepayments of long-term Indebtedness financed by incurring other long-term Indebtedness; minus

                  (f) reserves reasonably required by the Borrower, not to exceed $5,000,000, for such fiscal year; minus

                  (g) up to $17,000,000 of payments made during such fiscal year constituting the Grupo TFM Phase I Investment; minus

                  (h) the aggregate amount of investments or other payments required to be made by Holdings or any of the Subsidiaries during such fiscal year pursuant to mandatory capital calls or similar agreements under joint venture, limited liability company or shareholder agreements; plus

                  (i) an amount equal to any reserves established during prior fiscal years which have been reversed by the Borrower during such fiscal year.

                  "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to any withholding tax pursuant to Section 2.17(a), or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.17(e).

                  "Existing Assumable Facility" means the credit facility provided to Holdings pursuant to the Amended and Restated 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of May 14, 1999, among Holdings, the lenders party thereto, and The Chase Manhattan Bank, as administrative agent

                  "Existing Credit Agreements" means (a) the Amended and Restated 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of April 30, 1999, and the Amended and Restated Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of May 2, 1997, each among Holdings, the lenders named therein and The Chase Manhattan Bank, as administrative agent, as amended and (b) the Revolving Credit Facility Agreement dated as of February 28, 1996, among Gateway, the lenders party thereto and The Chase Manhattan Bank, as administrative agent and issuing bank.

                  "Existing  Notes" means  Holding's  (a) 7.875% Notes due 2002,
(b)  6.625%  Notes  due  2005,  (c)  8.80%  Debentures  due 2022  and (d)  7.00%
Debentures due 2025.

                  "Existing Preferred Stock" means (i) the 649,736 shares of preferred stock of Holdings, par value $25 per share, paying 4% noncumulative dividends and (ii) 57 shares of preferred stock issued by the Borrower to KCSL.

                  "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Financial Officer" means, with respect to any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person.

                  "Financing Transactions" means the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof (including the repayment and termination of the Existing Credit Agreements, the redemption of the Existing Notes or the defeasance of any Existing Notes which are not tendered pursuant to the Debt Tender Offer and the assumption of the obligations of Holdings under the Assumable Facilities by Stilwell), the issuance of Letters of Credit and the creation of the Liens provided for in the Security Documents.

                  "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "Foreign Subsidiary" means any Subsidiary (other than Stilwell and its subsidiaries) that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

                  "GAAP" means generally accepted accounting principles in the United States of America.

                  "Gateway" means Gateway Western Railway Company, a Delaware corporation.

                  "GE Capital Sale Leaseback" means a proposed sale by the Borrower to GE Capital of up to 1,000 rail cars for cash in an amount of not less than $8,000,000 (or if less than 1000 cars are sold, not less than an average of $8,000 per car) and the lease of such rail cars by the Borrower from GE Capital.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government including the National Association of Insurance Commissioners.

                  "Grupo TFM" means Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., a Mexican corporation.

                  "Grupo TFM Phase I Investment" means the exercise by Holdings or a Subsidiary of an option to purchase from the government of Mexico an
interest  of  approximately   1.5%  in  TFM,  S.A.  de  C.V  for   approximately
$17,000,000.

                  "Grupo TFM Phase II Investment" means the purchase by Holdings or a Subsidiary from the government of Mexico, pursuant to an option granted by such government, of an additional interest of approximately 7.8% in TFM, S.A. de C.V. for consideration consisting of an unsecured promissory note in an amount not to exceed $76,100,000 issued by Holdings, the Borrower or a Subsidiary Loan Party that is subordinated to the Obligations on terms satisfactory to, and all the provisions of which (including amount, maturity, amortization, prepayment or similar requirements, interest rate, covenants and defaults) have been approved as to form and substance by, the Administrative Agent, it being understood that
(i) in no event shall the terms of such subordinated note require any amortization or prepayment prior to the Tranche B Maturity Date, and (ii) a Subsidiary shall not Guarantee such note unless (A) such Subsidiary also has Guaranteed the Obligations pursuant to the Guarantee Agreement, (B) such Guarantee is unsecured and subordinated to the Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of such note and (iii) such Guarantee provides for the release and termination thereof, without action by any party, upon any release and termination of such Guarantee of the Obligations; provided that Holdings or such Subsidiary has entered into a definitive agreement to sell such interest within 180 days of the acquisition thereof to an unaffiliated third party for cash in an amount not less than the fair market value of such interest.

                  "Grupo TFM Credit  Agreement" means the Credit Agreement dated as of June 23, 1997, among Grupo TFM, TFM S.A. de C.V. the banks party thereto, Morgan Stanley Senior Funding, Inc., as syndication agent and as arranger, The Chase Manhattan Bank as administrative agent and Merrill Lynch Capital Corporation, as documentation agent.

                  "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

                  "Guarantee Agreement" means the Guarantee Agreement substantially in the form of Exhibit C among Holdings, the Subsidiaries from time to time party thereto and the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

                  "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "Holdings" means Kansas City Southern Industries, Inc., a Delaware corporation.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services
(excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnified Taxes" means Taxes other than Excluded Taxes.

                  "Indemnity Subrogation and Contribution Agreement" means an Indemnity, Subrogation and Contribution Agreement substantially in the form of Exhibit D among Holdings, the Borrower, the Subsidiaries from time to time party thereto and the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

                  "Information Memorandum" means the Confidential Information Memorandum dated December 1999, relating to the Borrower and the Transactions.

                  "Interest Election Request" means a request by the Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with
Section 2.07.

                  "Interest Payment Date" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

                  "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "Interstate   Commerce  Act"  means  the  Interstate  Commerce
Commission Termination Act of 1995, and the regulations promulgated thereunder.

                  "Issuing Bank" means The Chase Manhattan Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

                "KCSL" means Kansas City Southern Lines, a Delaware corporation.

                  "LC Disbursement" means a payment made by the Issuing Bank pursuant to a draw under a Letter of Credit.

                  "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

                  "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

                  "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

                  "Leverage Date" means the second Business Day following the repayment in full of the Tranche X Term Loans.

                  "Leverage Ratio" means, on any date, the ratio of (a) Total Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of Holdings ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of Holdings most recently ended prior to such date).

                  "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Documents" means this Agreement, the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, each Pledge Agreement, the Security Agreement, the Mortgages and the other Security Documents.

                  "Loan Parties" means Holdings, the Borrower and the other Subsidiary Loan Parties.

                  "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

                  "Material  Adverse Effect" means a material  adverse effect on
(a) the business, assets, liabilities, operations, condition (financial or otherwise) or prospects of Holdings, the Borrower and the other Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or to complete the Transactions in any material respect or (c) the rights of or benefits available to the Lenders under any Loan Document.

                  "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower and the other Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of Holdings, the Borrower or any other Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Mortgage" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Collateral Agent.

                  "Mortgaged Property" means, initially, the real property and the improvements thereto owned by the Loan Parties and described on Schedule 1 and all Rights of Way (as defined in any Mortgage), and includes all other real property and improvements thereto with respect to which Mortgages are granted pursuant to Section 5.12 or 5.13.

                  "Multiemployer   Plan"   shall   mean   a  Plan   that   is  a
"multiemployer plan" as defined in Section 4001(a)(3) of ERISA as to which Holdings or any member of the Controlled Group may have any liability.

                  "Multiple Employer Plan" shall mean a Plan that is a single-employer plan which has two or more contributing sponsors at least two of whom are not under common control or who made contributions under such Plan during the preceding five years.

                  "NAFTA Rail" means NAFTA Rail, S.A. de C.V., a Mexican corporation.

                  "Net Proceeds" means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by Holdings, the Borrower and the other Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a Sale and Leaseback Transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by Holdings, the Borrower and the other Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by Holdings, the Borrower and the other Subsidiaries, and the amount of any reserves established by Holdings, the Borrower and the other Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of Holdings). Notwithstanding the foregoing, the first $5,000,000 of cash proceeds received during any fiscal year in respect of Prepayment Events described in clauses (a) and (b) of the definition of such term shall not be deemed to constitute Net Proceeds.

                  "New Assumable Facility" means the credit facility provided to Holdings pursuant to the 364-Day Competitive Advance and Revolving Credit
Facility Agreement dated as of January 11, 2000, among Holdings, the lenders party thereto, and The Chase Manhattan Bank, as administrative agent.

                  "Obligations" means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of LC Disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Holdings, the Borrower or any other Subsidiary to the Secured Parties under this Agreement or any other Loan Document, (b) the due and punctual payment and performance of all covenants, agreements, obligations, and liabilities of the Loan Parties, monetary or otherwise, under or pursuant to this Agreement and the other Loan Documents and (c) the due and punctual payment of all obligations of the Borrower under each Hedging Agreement entered into (i) prior to the date hereof with any counterparty that is a Lender (or an Affiliate thereof) on the date hereof or (ii) on or after the date hereof with any counterparty that is a Lender (or an Affiliate thereof) at the time such Hedging Agreement is entered into, in either case to provide protection against interest rate fluctuations.

                  "Other Letter of Credit" means any Letter of Credit that is not a Capital Contribution Letter of Credit.

                  "Other Taxes" means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "Perfection   Certificate"  means  a  certificate  in  a  form
approved by the Collateral Agent.

                  "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

                  (e) such other liquid investments as shall be approved by the Administrative Agent.

                  "Permitted Subordinated Debt" means any unsecured Indebtedness of Holdings or the Borrower that is subordinated to the Obligations on terms satisfactory to, and all the provisions of which (including amount, maturity, amortization, prepayment or similar requirements, interest rate, covenants, defaults, and subordination) have been approved as to form and substance by, the Administrative Agent, it being understood that (a) in no event shall the terms of such subordinated Indebtedness require any amortization prior to the Tranche B Maturity Date, and (b) a Subsidiary shall not Guarantee such subordinated Indebtedness unless (i) such Subsidiary also has Guaranteed the Obligations pursuant to the Guarantee Agreement, (ii) such Guarantee of such subordinated Indebtedness is unsecured and subordinated to the Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of such subordinated Indebtedness and (iii) such Guarantee of such subordinated Indebtedness provides for the release and termination thereof, without action by any party, upon any release and termination of such Guarantee of the Obligations.

                  "Person"  means  any  natural  person,  corporation,   limited
liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Plan" shall mean any employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code as to which Holdings or any member of the Controlled Group may have any liability.

                  "Pledge Agreements" means (a) a Pledge Agreement substantially in the form of Exhibit E among Holdings, the Borrower, the other Subsidiaries from time to time party thereto and the Collateral Agent and (b) in connection with pledges of shares of or other equity interests in Foreign Subsidiaries, other pledge agreements or similar agreements in form and substance satisfactory to the Collateral Agent, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

                  "Prepayment Event" means:

                  (a) any sale, transfer or other disposition (including pursuant to a Sale and Leaseback Transaction) of any property or asset of Holdings, the Borrower or any other Subsidiary, other than sales, transfers or dispositions described in clauses (a), (b) and (c) and of
         Section 6.05; or

                  (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Holdings, the Borrower or any other Subsidiary, but only to the extent that the Net Proceeds therefrom have not been applied to repair, restore or replace such property or asset within 180 days after such event; or

                  (c) the  issuance  by  Holdings,  the  Borrower  or any  other
         Subsidiary of any Equity Interests, or the receipt by Holdings, the Borrower or any other Subsidiary of any capital contribution, other than any such issuance of Equity Interests to, or receipt of any such capital contribution from, Holdings, the Borrower or any other Subsidiary; or

                  (d) the incurrence by Holdings, the Borrower or any other Subsidiary of any Permitted Subordinated Debt.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Railway Labor Act" means Railway Labor Act, as amended from time to time.

                  "Register" has the meaning set forth in Section 9.04.

                  "Related Fund" means with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Reportable Event" shall mean any reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section with respect to a Plan (other than a Multiemployer Plan), excluding, however, such events as to which the PBGC by regulation or by technical update waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a reportable event regardless of the issuance of any waiver in accordance with
Section 412(d) of the Code.

                  "Required Lenders" means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

                  "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Holdings, the Borrower or any other Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in Holdings, the Borrower or any other Subsidiary or any option, warrant or other right to acquire any such Equity Interests in Holdings, the Borrower or any other Subsidiary.

                  "Revolving Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

                  "Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments is $150,000,000.

                  "Revolving Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

                  "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

                  "Revolving  Loan" means a Loan made  pursuant to clause (d) of
Section 2.01.

                  "Revolving Maturity Date" means January 11, 2006.

                  "Sale and Leaseback Transaction" means any arrangement, directly or indirectly, whereby any Person shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                  "Secured Parties" means (a) the Lenders, (b) the Administrative Agent, (c) the Issuing Bank, (d) the Collateral Agent, (e) each other holder of or obligee in respect of any Obligations and (f) the successors and assigns of each of the foregoing.

                  "Security Agreement" means a Security Agreement substantially in the form of Exhibit F among Holdings, the Borrower, the other Subsidiaries from time to time party thereto and the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

                  "Security Documents" means the Security Agreement, each Pledge Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

                  "Significant Subsidiary" means (a) the Borrower, KCSL, Caymex and Gateway, (b) any Subsidiary owning an Equity Interest in a Significant Subsidiary and (c) any other Subsidiary (i) the consolidated revenues of which for the most recent fiscal year of Holdings for which audited financial statements have been delivered pursuant to Section 5.01 were greater than 5% of Holdings' consolidated revenues for such fiscal year or (ii) the consolidated tangible assets of which as of the end of such fiscal year were greater than 5% of Holdings' consolidated tangible assets as of such date; provided that, if at any time the aggregate amount of the consolidated revenues or consolidated tangible assets of all Subsidiaries that are not Significant Subsidiaries for or at the end of any fiscal year exceeds 10% of Holdings' consolidated revenues for such fiscal year or 10% of Holdings' consolidated tangible assets as of the end of such fiscal year, Holdings (or, in the event Holdings has failed to do so within 10 days, the Administrative Agent) shall designate sufficient Subsidiaries as "Significant Subsidiaries" to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute Significant Subsidiaries. For purposes of making the determinations required by this definition, revenues and assets of Foreign Subsidiaries shall be converted into dollars at the rates used in preparing the consolidated balance sheet of Holdings included in the applicable financial statements. The Significant Subsidiaries on the date hereof are identified in Schedule 3.12 hereto.

                  "S&P" means Standard & Poor's.

                  "Spin-Off" means the distribution by Holdings of all the issued and outstanding common stock of Stilwell to the shareholders of Holdings as described in Stilwell's Form 10.

                  "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "STB" shall mean the Surface Transportation Board, a board established within the Department of Transportation, or any successor Federal agency charged with similar regulation of common carriers.

                  "Stilwell" means Stilwell Financial, Inc., a Delaware corporation.

                  "Stilwell's Form 10" means the Form 10 filed by Stilwell with the Securities and Exchange Commission on August 18, 1999, as amended.

                  "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Subsidiary" means the Borrower and each other subsidiary of Holdings; provided that upon completion of the Spin-Off, "Subsidiary" shall not include Stilwell or any of its Subsidiaries.

                  "Subsidiary Loan Party" means each of Veals, Inc., Trans-Serve, Inc., Gateway Eastern Railway Company, Global Terminaling Services, Inc., The Kansas City Northern Railway Company, Mid-South Microwave, Inc. and any Significant Subsidiary (other than Stilwell and its subsidiaries) that is not a Foreign Subsidiary.

                  "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

                  "Swingline Lender" means The Chase Manhattan Bank, in its capacity as lender of Swingline Loans hereunder.

                  "Swingline Loan" means a Loan made pursuant to Section 2.04.

                  "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Term Loans" means Tranche A Term Loans, Tranche B Term Loans and Tranche X Term Loans.

                  "Total Indebtedness" means, as of any date, the aggregate principal amount of Indebtedness of Holdings and the Subsidiaries outstanding as of such date that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP.

                  "Tranche A Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche A Term Loan hereunder on the Effective Date, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche A Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche A Commitments is $150,000,000.

                  "Tranche A Lender" means a Lender with a Tranche A Commitment or an outstanding Tranche A Term Loan.

                  "Tranche A Maturity Date" means December 30, 2005.

                  "Tranche A Term Loan" means a Loan made pursuant to clause (a) of Section 2.01.

                  "Tranche B Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche B Term Loan hereunder on the Effective Date, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche B Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche B Commitments is $250,000,000.

                  "Tranche B Lender" means a Lender with a Tranche B Commitment or an outstanding Tranche B Term Loan.

                  "Tranche B Maturity Date" means December 29, 2006.

                  "Tranche B Term Loan" means a Loan made pursuant to clause (b) of Section 2.01.

                  "Tranche X Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche X Term Loan hereunder on the Effective Date, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche X Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche X Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche X Commitments is $200,000,000.

                  "Tranche X Lender" means a Lender with a Tranche X Commitment or an outstanding Tranche X Term Loan.

                  "Tranche X Maturity Date" means January 11, 2001.

                  "Tranche X Term Loan" means a Loan made pursuant to clause (c) of Section 2.01.

                  "Transactions" means the Spin-Off, the Financing Transactions and the other transactions contemplated hereby.

                  "Transaction Costs" means the fees and expenses incurred in connection with the Transactions that are to occur on or prior to the Effective Date.

                  "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.


                  "Unfunded Liabilities" shall mean, on any date of determination, (a) in the case of Multiemployer Plans and Multiple Employer Plans, the liability of Holdings and the Subsidiaries if they were to incur a complete withdrawal from each such plan and (b) in the case of all other Plans, all "unfunded benefit liabilities" as defined in Section 4001(a)(18) of ERISA .

                  "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02.  Classification of Loans and BorrowingsSECTION
1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

                  SECTION 1.03. Terms GenerallySECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise
(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 1.04. Accounting Terms; GAAPSECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                                ARTICLE II

                     The Credits   ARTICLE II        The Credits

                  SECTION 2.01. CommitmentsSECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees (a) to make a Tranche A Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Tranche A Commitment, (b) to make a Tranche B Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Tranche B Commitment, (c) to make a Tranche X Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Tranche X Commitment (as such Commitment shall have been reduced pursuant to Section 2.08(a)) and (d) to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

                  SECTION 2.02. Loans and BorrowingsSECTION 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                  (b) Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

                  (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.05(e). Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $500,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 12 Eurodollar Borrowings outstanding.

                  (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche A Maturity Date, Tranche B Maturity Date or Tranche X Maturity Date, as applicable.

                  SECTION 2.03. Requests for BorrowingsSECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing or Term Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.05(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                  (i) whether the requested Borrowing is to be a Revolving Borrowing, Tranche A Term Borrowing, Tranche B Term Borrowing or Tranche X Term Borrowing;

                  (ii) the aggregate amount of such Borrowing;

                  (iii) the date of such Borrowing, which shall be a Business
         Day;

                  (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                  (v)  in  the  case  of a  Eurodollar  Borrowing,  the  initial
         Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                  (vi) the  location  and  number of the  Borrower's  account to
         which  funds  are  to  be  disbursed,   which  shall  comply  with  the
         requirements of Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

                  SECTION 2.04.  Swingline  LoansSECTION 2.04.  Swingline Loans.
(a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $10,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

                  (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 1:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

                  (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

                  SECTION 2.05. Letters of CreditSECTION 2.05. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Capital Contribution Letters of Credit and Other Letters of Credit, in each case for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                  (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the portion of the LC Exposure attributable to Capital Contribution Letters of Credit shall not exceed $75,000,000, (ii) the portion of the LC Exposure attributable to Other Letters of Credit shall not exceed $15,000,000 and (iii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

                  (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension), (ii) the date that is five Business Days prior to the Revolving Maturity Date and (iii) if such Letter of Credit is a Capital Contribution Letter of Credit, the date on which such Letter of Credit is no longer required to be in effect under the terms of the Capital Contribution Agreement.

                  (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with
Section 2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

                  (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                  (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

                  (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC
Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

                  (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

                  (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower or Holdings described in clause (h) or (i) of Article
VII. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with
Section 2.11(b) and no Default shall have occurred and be continuing.

                  SECTION 2.06. Funding of BorrowingsSECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank.

                  (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to such Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                  SECTION 2.07. Interest ElectionsSECTION 2.07. Interest Elections. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

                  (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (e) of this Section:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d)  Promptly   following  receipt  of  an  Interest  Election
Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  SECTION 2.08.  Termination and Reduction of CommitmentsSECTION
2.08. Termination and Reduction of Commitments. (a) The Tranche X Commitments shall be reduced by an amount equal to the aggregate principal amount of the undefeased Existing Notes in excess of $3,000,000 to be outstanding on the Effective Date after the initial borrowings hereunder and the application of the proceeds thereof.

                  (b) Unless previously terminated, (i) the Tranche A Commitments, Tranche B Commitments and Tranche X Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date and (ii) the Revolving Commitments shall terminate on the Revolving Maturity Date.

                  (c) The Revolving Commitments shall be reduced to $100,000,000 on the later of (i) January 2, 2001, and (ii) the date on which a Capital Contribution Letter of Credit is no longer required to be in effect under the terms of the Capital Contribution Agreement.

                  (d) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

                  (e) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (d) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

                  SECTION  2.09.  Repayment  of Loans;  Evidence of  DebtSECTION
2.09. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10 and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the 10th Business Day after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  SECTION 2.10. Amortization of Term LoansSECTION 2.10. Amortization of Term Loans. (a) Subject to adjustment pursuant to paragraph (d) below, the Borrower shall repay Tranche A Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:

         Date                                         Amount

March 30, 2001                                        $  5,000,000
June 29, 2001                                         $  5,000,000
September 28, 2001                                    $  5,000,000
December 31, 2001                                     $  5,000,000
March 29, 2002                                        $  7,500,000
June 28, 2002                                         $  7,500,000
September 30, 2002                                    $  7,500,000
December 31, 2002                                     $  7,500,000
March 31, 2003                                        $  7,500,000
June 30, 2003                                         $  7,500,000
September 30, 2003                                    $  7,500,000
December 31, 2003                                     $  7,500,000
March 31, 2004                                        $  7,500,000
June 30, 2004                                         $  7,500,000
September 30, 2004                                    $  7,500,000
December 31, 2004                                     $  7,500,000
March 31, 2005                                        $ 10,000,000
June 30, 2005                                         $ 10,000,000
September 30, 2005                                    $ 10,000,000
December 30, 2005                                     $ 10,000,000

                  (b) Subject to adjustment pursuant to paragraph (d) below, the Borrower shall repay Tranche B Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:

         Date                                         Amount

March 30, 2001                                        $     625,000
June 29, 2001                                         $     625,000
September 28, 2001                                    $     625,000
December 31, 2001                                     $     625,000
March 29, 2002                                        $     625,000
June 28, 2002                                         $     625,000
September 30, 2002                                    $     625,000
December 31, 2002                                     $     625,000
March 31, 2003                                        $     625,000
June 30, 2003                                         $     625,000
September 30, 2003                                    $     625,000
December 31, 2003                                     $     625,000
March 31, 2004                                        $     625,000
June 30, 2004                                         $     625,000
September 30, 2004                                    $     625,000
December 31, 2004                                     $     625,000
March 31, 2005                                        $     625,000
June 30, 2005                                         $     625,000
September 30, 2005                                    $     625,000
December 30, 2005                                     $     625,000
March 31, 2006                                        $  59,375,000
June 30, 2006                                         $  59,375,000
September 29, 2006                                    $  59,375,000
December 29, 2006                                     $  59,375,000

                  (c) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date, (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date and (iii) all Tranche X Term Loans shall be due and payable on the Tranche X Maturity Date.

                  (d) Any prepayment of a Term Borrowing of any Class shall be applied to reduce ratably the subsequent scheduled repayments of the Term Borrowings of such Class. If the initial aggregate amount of the Lenders' Term Commitments of any Class exceeds the aggregate principal amount of Term Loans of such Class that are made on the Effective Date, then the scheduled repayments of Term Borrowings of such Class to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess.

                  (e) Prior to any repayment of any Term Borrowings of either Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

                  SECTION 2.11. Prepayment of LoansSECTION 2.11. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

                  (b) In the event and each occasion that the sum of the Revolving Exposures exceeds the total Revolving Commitments, the Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess.

                  (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of Holdings, the Borrower or any Subsidiary (other than Stilwell and its subsidiaries) in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to such Net Proceeds (or, in the case of a Prepayment Event relating to a Subsidiary that is not a wholly owned Subsidiary, the portion of such Net Proceeds corresponding to the direct or indirect equity interest of Holdings in such Subsidiary); provided that, in the case of any event described in clause (a) of the definition of the term Prepayment Event, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer of the Borrower to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds, to acquire real property, equipment or other tangible assets to be used in the business of the Borrower and the Subsidiaries, and certifying that no Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, as applicable) except to the extent of any such Net Proceeds that have not been so applied by the end of such 180-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied.

                  (d) Following the end of each fiscal year of Holdings, commencing with the fiscal year ending December 31, 2000, the Borrower shall prepay Term Borrowings in an aggregate amount equal to (a) 75% of Excess Cash Flow for such fiscal year if the Tranche X Term Loans shall not have been paid in full prior to the end of such fiscal year and (b) 50% of Excess Cash Flow for such fiscal year of Holdings if the Tranche X Term Loans shall have been paid in full prior to the end of such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 105 days after the end of such fiscal year).

                  (e) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section. In the event of any optional or mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated (i) first, if there are any Tranche X Term Borrowings outstanding, to the Tranche X Term Borrowings and (ii) second, to the Tranche A Term Borrowings and Tranche B Term Borrowings pro rata based on the aggregate principal amount of the outstanding Borrowings of each such Class. Any Tranche B Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the aggregate amount of the prepayment that was so declined shall be applied to prepay on a ratable basis Tranche A Term Borrowings and Tranche B Term Loans of Lenders that shall not have declined such prepayment; provided that Tranche B Lenders shall be permitted to decline any prepayment only to the extent the aggregate amount of the prepayment declined shall not exceed the sum of the outstanding Tranche A Term Borrowings and the outstanding Tranche B Term Loans as to which elections to decline such prepayment shall not have been made (and any reduction of the amounts declined shall be distributed ratably among the declining Lenders).

                            (f)  The Borrower shall notify the Administrative
Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

                  SECTION 2.12. FeesSECTION 2.12. Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the rate of .50% per annum on the average daily unused amount of each Commitment of such Lender during the period from and including the date of this Agreement to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears (i) in the case of commitment fees in respect of the Revolving Commitments, on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof, and (ii) in the case of commitment fees in respect of the Tranche A Term Commitments, Tranche B Term Commitments and Tranche X Term Commitments, on the Effective Date or any earlier date on which such Commitments terminate. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

                  (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rates applicable to Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of .25% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

                  (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

                  SECTION 2.13. InterestSECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

                  (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                  (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

                  (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                  (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.14. Alternate Rate of InterestSECTION 2.14. Alternate Rate of Interest. If on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period or that dollar deposits in the principal amounts of the Eurodollar Loans are not generally available in the London interbank markets; or

                  (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing. In the event of any such determination, the Lenders shall negotiate with the Borrower, at its request, as to the interest rate which the Loans comprising such an ABR Borrowing shall bear; provided that such Loans shall bear interest as provided in Section 2.13(a) pending the execution by the Borrower and the Lenders of a written agreement providing for a different interest rate. Each determination by the Agent hereunder shall be conclusive absent manifest error.

                  SECTION 2.15.  Increased CostsSECTION 2.15.  Increased Costs.
(a)  If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                  (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

                  (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

                  SECTION 2.16. Break Funding PaymentsSECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(f) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event; provided that no such compensation shall be required in respect of the prepayment of a Eurodollar Loan for which an Interest Period of one month was selected by the Borrower if the Borrowing Request in respect of such Eurodollar Loan indicated that such Eurodollar Loan (or any portion thereof) would be prepaid in one or more payments within one month of the date on which such Interest Period commenced. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  SECTION 2.17. TaxesSECTION 2.17. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.
                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation.

                  SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offsSECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15,
2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

                  (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

                  (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the
Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the
Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.19. Mitigation Obligations; Replacement of LendersSECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and
(ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank and Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under
Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                                ARTICLE III

           Representations and Warranties   ARTICLE III      Representations and
Warranties

                  Each of Holdings and the Borrower represents and warrants to the Lenders that:

                  SECTION 3.01. Organization; PowersSECTION 3.01. Organization; Powers. Each of Holdings and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  SECTION 3.02. Authorization; EnforceabilitySECTION 3.02. Authorization; Enforceability. The Transactions to be completed by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each of Holdings and the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Holdings, the Borrower or such Loan Party, as the case may be, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  SECTION  3.03.  Governmental  Approvals;  No  ConflictsSECTION
3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Security Documents, (b) will not violate any applicable law or regulation (including the Interstate Commerce Act) or the charter, by-laws or other organizational documents of Holdings or any of the Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon Holdings or any of the Subsidiaries or their assets (other than violations of agreements with respect to assets of Holdings or any Subsidiary which violations will not materially affect the value of any such asset or any right of any Secured Party with respect thereto), or give rise to a right thereunder to require any material payment to be made by Holdings or any of the Subsidiaries, except for payments required in connection with the Debt Tender Offer, the defeasance of any of the Existing Notes or the payment of amounts outstanding under the Existing Credit Facilities, and (d) will not result in the creation or imposition of any Lien on any asset of Holdings or any of the Subsidiaries, except Liens created under the Loan Documents.

                  SECTION 3.04. Financial Condition; No Material Adverse ChangeSECTION 3.04. Financial Condition; No Material Adverse Change. (a) Holdings has heretofore furnished to the Lenders Holdings' consolidated balance sheet and statements of income, stockholders' equity and cash flows (i) as of and for the fiscal year ended December 31, 1998, reported on by
PricewaterhouseCoopers LLP, independent public accountants and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 1999, certified by its chief financial officer. Such financial statements present fairly in all material respects the financial position and results of operations and cash flows of Holdings and the consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

                  (b) Holdings has heretofore furnished to the Lenders Holdings' pro forma consolidated balance sheet as of September 30, 1999, prepared giving effect to the Effective Date Transactions as if such Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions are believed by Holdings and the Borrower to be reasonable), (ii) is based on the best information available to Holdings and the Borrower after due inquiry, (iii) accurately reflects all adjustments necessary to give effect to the Effective Date Transactions and (iv) presents fairly in all material respects the pro forma financial position of Holdings and the consolidated Subsidiaries as of September 30, 1999, as if such Transactions had occurred on such date.

                  (c) Since December 31, 1998, there has been no material adverse change in the business, properties, financial condition, prospects or results of operations of Holdings and the Subsidiaries (excluding the assets and businesses to be owned by Stilwell and its subsidiaries following the Spin-Off), taken as a whole.

                  (d) In addition to the representations and warranties set forth above in this Section 3.04, Holdings and Stilwell have advised the Lenders that for financial reporting purposes the Securities and Exchange Commission (the "SEC") has taken the position that Janus Capital Corporation ("Janus") should be deconsolidated and treated as an equity investment in the financial statements of Stilwell and, prior to the Spin-Off, Holdings. To the extent the SEC prevails in its position or Holdings and Stilwell concede such position with the consequence that the financial statements previously delivered to the Lenders must be restated to conform with GAAP by presenting Janus as an equity investment the representations set forth in clauses (a) or (b) of this Section
3.04 shall not be deemed to be untrue in any material respect. Holdings hereby represents and warrants to the Lenders that any such restatement of the financial statements of Holdings or Stilwell will not materially impact Holdings' or Stilwell's net income or earnings per share or the calculation of any ratios relevant to the financial covenants set forth in Sections 6.13 or 6.14.

                  SECTION 3.05. PropertiesSECTION 3.05. Properties. (a) On the date hereof, Holdings and the Subsidiaries have good title to, or valid easement or leasehold interests in, all the real and personal property material to their businesses (including the Mortgaged Properties), free of all Liens other than those permitted by Section 6.02 with the exception however of those Rights of Way (as defined in the Mortgage) located on or passing over land owned not by any of the Mortgagors but by third parties and in such cases the foregoing representation is limited to the actual Rights of Way exclusive of the underlying land, and subject also to Liens affecting such land to which the Rights of Way may be subject.

                  (b) Schedule 3.05(b) describes each real property other than the Rights of Way (as defined in the Mortgage) that will be owned or leased by Holdings or any other Subsidiary (other than Stilwell and its subsidiaries) as of the Effective Date after giving effect to the Transactions (other than real properties and leasehold interests which (i) which have a fair market value not greater than $500,000 and (ii) are not otherwise essential railroad operating facilities).

                  (c) As of the date hereof, except as set forth on Schedule 3.05(c), neither Holdings, nor any of the Subsidiaries (other than Stilwell and its subsidiaries) has received written notice of, and none of the President, any Vice President or any Financial Officer of Holdings or any Subsidiary has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation which would materially and adversely interfere with the operations of Holdings or any Subsidiary or which would materially affect the value of such Mortgaged Property.

                  SECTION  3.06.  Litigation  and  Environmental  MattersSECTION
3.06. Litigation and Environmental  Matters. (a) Except as set forth in Schedule
3.06 or disclosed in Holdings' Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed with the Securities and Exchange Commission, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Holdings or the Borrower, threatened against or affecting Holdings or any of the Subsidiaries
(i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (ii) that involve any of the Loan Documents or the borrowings hereunder or (iii) that are pending as of the Effective Date and involve any of the other Transactions.

                  (b) Except for the Disclosed Matters or as disclosed in Holdings' Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed with the Securities and Exchange Commission and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither Holdings, the Borrower nor any other Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) to the best knowledge and belief of Holdings and the Borrower, knows of any basis for any Environmental Liability.

                  SECTION 3.07. Compliance with Laws and AgreementsSECTION 3.07. Compliance with Laws and Agreements. Holdings and each Subsidiary is, to the best knowledge of Holdings and the Borrower, in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property (including the Interstate Commerce Act and the Railway Labor Act) and all indentures, agreements and other instruments binding upon it or its property, except failures to be in compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.08.  Investment  and Holding  Company  StatusSECTION
3.08. Investment and Holding Company Status. Neither Holdings nor any of the Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 3.09. TaxesSECTION 3.09. Taxes. Each of Holdings and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which Holdings or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.10. SECTION 3.10. Employee Benefit Plans. The Unfunded Liabilities of all Plans do not in the aggregate exceed $10,000,000. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred or is reasonably expected to occur with respect to any Plan and neither Holdings nor any other member of the Controlled Group has (i) taken any steps to terminate any Plan, (ii) initiated any steps to withdraw from any Plan or (iii) incurred any Withdrawal Liability.

                  SECTION 3.11. DisclosureSECTION 3.11. Disclosure. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Holdings and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                  SECTION 3.12. SubsidiariesSECTION 3.12. Subsidiaries. Schedule
3.12 sets forth the name and the Persons owning the Equity Interests of each Subsidiary and identifies each Subsidiary that is a Subsidiary Loan Party, in each case after giving effect to the Transactions to occur on and as of the Effective Date.

                  SECTION 3.13. InsuranceSECTION 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of Holdings and its Subsidiaries on the Effective Date after giving effect to the Transactions to occur on the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid. Holdings and the Borrower believe that the insurance maintained by or on behalf of Holdings and the Subsidiaries is adequate.

                  SECTION 3.14. SECTION 3.14. SolvencySolvency. (i) Immediately after the consummation of the Effective Date Transactions (ii) immediately following the making of each Loan made on the Effective Date and after giving effect to the application of the proceeds of such Loans and (iii) immediately following the completion of the Spin-Off, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date and completion of the Spin-Off.

                  SECTION  3.15.  No  Undisclosed  Dividend  RestrictionsSECTION
3.15. No Undisclosed Dividend Restrictions. Except as set forth in Schedule 6.07 and except for limitations on the payment of dividends under applicable law, none of the Subsidiaries is subject to any agreement, amendment, covenant or understanding that directly or indirectly (through the application of financial covenants or otherwise) prohibits the ability of such entity to declare or pay dividends.

                  SECTION 3.16. Year 2000SECTION 3.16. Year 2000. There have not occurred, and Holdings and the Borrower do not expect that there will occur, any material disruption in the operations or business systems of Holdings or the Subsidiaries resulting from the inability of computer systems or equipment containing embedded microchips to recognize or properly process dates in or following the year 2000.

                                                ARTICLE IV

               Conditions      ARTICLE IV        Conditions

                  SECTION 4.01. Effective DateSECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

                  (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                  (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders and dated the Effective Date) of each of (i) Sonnenschein Nath & Rosenthal counsel for Holdings, the Borrower and the other Loan Parties, substantially in the form of Exhibit B and (ii) local counsel in Texas, Arkansas, Missouri, Kansas, Louisiana, Oklahoma, Mississippi and Illinois, in form and substance satisfactory to the Administrative Agent and its counsel and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. Each of Holdings and the Borrower hereby requests such counsel to deliver such opinions.

                  (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  (d)  The   Administrative   Agent   shall   have   received  a
         certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of
         Section 4.02.

                  (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

                  (f) The Collateral and Guarantee Requirement shall have been satisfied and the Administrative Agent shall have received a completed Perfection Certificate dated the Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by
         Section 6.02 or have been released.

                  (g) The Administrative Agent shall have received evidence that the insurance required by this Agreement and the Security Documents is in effect.

                  (h) Holdings shall be in compliance with the covenants set forth in Sections 6.13, 6.14 and 6.15, giving pro forma effect to the Effective Date Transactions as if such Transactions had occurred at the beginning of each relevant period, and the Administrative Agent shall have received a certificate of a Financial Officer of Holdings demonstrating such compliance.

                  (i) The Administrative Agent shall be satisfied that the Transaction Costs (including the Debt Tender Premiums) will not exceed $25,000,000.

                  (j) Holdings shall have terminated or caused to be terminated, or shall simultaneously terminate or cause to be terminated the Existing Credit Agreements and the commitments thereunder shall have been permanently canceled and all amounts outstanding thereunder shall have been paid in full. Prior to the foregoing terminations, no Default or Event of Default (as defined in the Existing Credit Agreements) shall have occurred and be continuing.

                  (k) Either (i) Holdings shall have made the Debt Tender Offer and shall have acquired pursuant thereto Existing Notes representing not less than 51% of the aggregate principal amount of each class of the Existing Notes, and the covenants benefitting any Existing Notes remaining outstanding after the Effective Date shall have been eliminated or modified in a manner satisfactory to the Administrative Agent pursuant to consents obtained from tendering note holders or (ii) the Existing Notes shall have been defeased and the covenants benefitting the Existing Notes shall have been made ineffective in a manner satisfactory to the Administrative Agent (or arrangements satisfactory to the Administrative Agent shall have been made for the prompt defeasance of the Existing Notes and the rendering ineffective of such covenants).

                  (l) Holdings shall have borrowed $125,000,000 under the New Assumable Facility, all obligations of Holdings under the Assumable Facilities shall have been assumed by Stilwell in accordance with the terms thereof, Holdings shall have been released from all such obligations and the borrowings under the New Assumable Facility shall have been outstanding at the time of the assumption of the New Assumable Facility and the Existing Assumable Facility by Stilwell.

                  (m) After giving effect to the Transactions occurring on the Effective Date, Holdings and its Subsidiaries (other than Stilwell) shall have outstanding no Indebtedness or preferred stock other than
         (a) Indebtedness under the Loan Documents, (b) Indebtedness in respect of any Existing Notes not tendered pursuant to the Debt Tender Offer,
         (c) the Existing  Preferred Stock and (d) the Indebtedness set forth on
         Schedule 6.01.

                  (n) The Lenders shall have received (a) audited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of Holdings for the 1998 fiscal year and (b) unaudited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of Holdings for each subsequent fiscal quarter ended not less than 30 days before the Closing Date, which financial statements shall not be materially inconsistent with the financial statements or forecasts previously provided to the Lenders.

                  (o) The Lenders shall have received a pro forma consolidated balance sheet of Holdings as of the last day of the fiscal quarter ended September 30, 1999, giving effect to the Spin-Off and the other transactions contemplated hereby as if they had occurred on such date, which shall not be materially inconsistent with the pro forma financial information and projections previously delivered to the Administrative Agent and the Lenders.

                  (p) The Lenders shall be reasonably satisfied as to the amount and nature of any environmental and employee health and safety exposures to which Holdings and the Subsidiaries may be subject after giving effect to the Transactions, and with the plans of Holdings or such Subsidiaries with respect thereto.

                  (q) There shall be no litigation or administrative proceeding that would reasonably be expected to result in a Material Adverse Effect.

                  (r) The Lenders shall have received a solvency letter addressed to the Lenders or a confirmation from the firm providing such solvency letter that it will be delivered to the Lenders promptly after the Effective Date and prior to the completion of the Spin-Off, in form and substance and from an independent evaluation firm satisfactory to the Administrative Agent, together with such other evidence reasonably requested by the Lenders, confirming the solvency of Holdings and the Subsidiaries on a consolidated basis after giving effect to the Transactions that are to occur on the Effective Date.

                  (s) The consummation of the Transactions shall not (a) violate any applicable law, statute, rule or regulation or (b) conflict with, or result in a default or event of default under, any material agreement of Holdings or any of its Subsidiaries, after giving effect to the Transactions that are to occur on the Effective Date.

                  (t) All governmental and third party approvals required in connection with the Spin-Off and the other Transactions shall have been obtained on terms satisfactory to the Administrative Agent, all applicable appeal periods in connection with any such governmental approvals shall have expired and there shall be no governmental or judicial action, actual or threatened, that could reasonably be expected to restrain, prevent or impose burdensome conditions on the Transactions.

                  (u) The Lenders shall have received management's consolidated financial projections for Holdings and the Subsidiaries for the fiscal years 1999 through and including 2006, detailed on a quarter-by-quarter basis for (a) the last fiscal quarter of the fiscal year 1999 and (b) the fiscal year 2000, which projections shall reflect the Transactions and include the written assumptions upon which such projections are based, and such projections shall be reasonably satisfactory in all respects to the Administrative Agent.

                  (v) Holdings shall have obtained at least one rating of the credit facilities provided to the Borrower under this Agreement (after giving effect to the Spin-Off) not lower than B+ (if such rating is from S&P) or B1 (if such rating is from Moody's).

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 5:00 p.m., New York City time, on January 31, 2000 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

                  SECTION 4.02. Each Credit EventSECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

                  (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

                  (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

                  (c) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03, or in the case of a Borrowing of a Swingline Loan, the Swingline Lender and the Agent shall have received a notice requesting such Swingline Loan as required by
         Section 2.04(b).

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Holdings and the Borrower on the date thereof as to the matters specified in paragraphs
(a) and (b) of this Section.

                                                 ARTICLE V

      Affirmative Covenants       ARTICLE V        Affirmative Covenants

                  Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrower covenants and agrees with the Lenders that:

                  SECTION 5.01.  Financial Statements and Other Information

SECTION 5.01. Financial Statements and Other Information. Holdings will furnish to the Administrative Agent and each Lender:

                  (a) within 105 days after the end of each fiscal year of Holdings, its audited consolidated balance sheet and related statements of income, changes in stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by
         PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, accompanied by a certificate of said accountants stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings, its consolidated balance sheet and related statements of income, changes in stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Holdings and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.13, 6.14 and 6.15;

                  (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the Borrower or any other Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by Holdings to its shareholders generally, as the case may be;

                  (e) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any other Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request; and

                  (f) prior to the commencement of each fiscal year of Holdings, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget.

                  SECTION 5.02.  Notices of Material EventsSECTION 5.02.
Notices of Material Events. Holdings and the Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

                  (a) the occurrence of any Default;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Holdings, the Borrower or any other Subsidiary that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (c) (i) the occurrence of any Reportable Event with respect to any Plan, (ii) the incurrence of Withdrawal Liability with respect to any Multiemployer Plan or (iii) the receipt by Holdings or any member of the Controlled Group of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization within the meaning of Title IV of ERISA; and

                  (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  SECTION 5.03. Information Regarding CollateralSECTION 5.03. Information Regarding Collateral. (a) Holdings and the Borrower will furnish to the Collateral Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. Holdings and the Borrower agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. Holdings and the Borrower also agree promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

                  (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of
Section 5.01, Holdings and the Borrower will deliver to the Administrative Agent a certificate of a Financial Officer of the Borrower (i) setting forth the information required pursuant to Section 1 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

                  SECTION 5.04. Existence; Conduct of BusinessSECTION 5.04. Existence; Conduct of Business. Each of Holdings and the Borrower will, and will cause each of the Significant Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.04. Holdings and the Borrower will, and will cause each Significant Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.

                  SECTION  5.05.  Payment  of Taxes.  Each of  Holdings  and the
Borrower will, and will cause each of the Subsidiaries to, pay its Tax liabilities before the same shall become delinquent or in default, except where
(a) the validity or amount thereof is being contested in good faith by appropriate proceedings and (b) Holdings, the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

                  SECTION 5.06. Maintenance of PropertiesSECTION 5.06. Maintenance of Properties. Each of Holdings and the Borrower will, and will cause each of the Subsidiaries to, maintain, preserve, protect and keep their properties material to the conduct of their business in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that their businesses carried on in connection therewith may be properly conducted at all times.

                  SECTION 5.07. InsuranceSECTION 5.07. Insurance. Holdings and the Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies (a) insurance on all their property in such amounts and covering such risks as is consistent with sound business practice and customary with companies engaged in similar lines of business and (b) all insurance required to be maintained pursuant to the Security Documents. The Borrower will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

                  SECTION 5.08. Casualty and CondemnationSECTION 5.08. Casualty and Condemnation. Holdings and the Borrower (a) will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any material Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net
Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Security Documents.

                  SECTION 5.09. Books and Records; Inspection and Audit RightsSECTION 5.09. Books and Records; Inspection and Audit Rights. Holdings and the Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Holdings and the Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender to make reasonable examinations and copies of the books of accounts and other financial records of Holdings, the Borrower and each other Subsidiary, and to discuss the affairs, finances and accounts of Holdings, the Borrower and each other Subsidiary with, and to be advised as to the same by, their respective officers upon reasonable notice and at such reasonable times and intervals as the Lenders or the Administrative Agent may designate; provided that (a) any inspection by any Lender shall be at such Lender's own expense and (b) the Lenders shall coordinate the timing of their inspections through the Administrative Agent.

                  SECTION 5.10. Compliance with LawsSECTION 5.10. Compliance with Laws. Holdings and the Borrower will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including ERISA, Environmental Laws and the Interstate Commerce Act), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION  5.11.  Use of Proceeds  and Letters of  CreditSECTION
5.11. Use of Proceeds and Letters of Credit. Holdings and the Borrower will, and will cause each of the Subsidiaries to, use the proceeds of the Loans and cause Letters of Credit to be issued only for the purposes set forth in the recitals to this Agreement. Holdings and the Borrower will not, nor will they permit any Subsidiary to, use any of the proceeds of the Loans (a) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or X or (b) to make any acquisition for which the board of directors of the target company has not given its consent or approval.

                  SECTION 5.12. Additional SubsidiariesSECTION 5.12. Additional Subsidiaries. If any additional Significant Subsidiary is formed or acquired after the Effective Date, the Borrower will, within three Business Days after such Significant Subsidiary is formed or acquired, notify the Administrative Agent and the Lenders thereof and, within 30 days thereof, cause the Collateral and Guarantee Requirement to be satisfied with respect to such Significant Subsidiary (if it is a Subsidiary Loan Party) and with respect to any Equity Interest in or Indebtedness of such Significant Subsidiary owned by or on behalf of any Loan Party.

                  SECTION 5.13. Further AssurancesSECTION 5.13. Further Assurances. (a) Holdings and the Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. Holdings and the Borrower also agree to provide to the Collateral Agent, from time to time upon request, evidence reasonably satisfactory to the Collateral Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

                  (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by Holdings, the Borrower or any other Subsidiary Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), Holdings and the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Collateral Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

                  SECTION 5.14. Interest Rate ProtectionSECTION 5.14. Interest Rate Protection. As promptly as practicable, and in any event within 90 days after the Effective Date, the Borrower will enter into, and will maintain in effect, one or more interest rate protection agreements for a period of not less than two years after the Effective Date on such terms and with such parties as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be to fix or limit the interest cost to the Borrower with respect to at least 50% of the outstanding Tranche A Term Loans and Tranche B Term Loans.

                  SECTION 5.15. Completion of Spin-Off. The Spin-Off, when and if completed, will be completed in accordance with all applicable laws and on the terms and with the results consistent in all material respects with (a) the information set forth in Stilwell's Form 10 as heretofore made available to the Lenders and (b) the pro forma financial information and projections delivered to the Administrative Agent and the Lenders prior to the date hereof.

                                                ARTICLE VI

                Negative Covenants         ARTICLE VI       Negative Covenants

                  Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrower covenants and agrees with the Lenders that:

                  SECTION 6.01.  Indebtedness; Certain Equity SecuritiesSECTION
6.01. Indebtedness; Certain Equity Securities. (a) Holdings and the Borrower will not permit any Subsidiary to create, incur, assume or permit to exist any Indebtedness, except:

                  (i) the Obligations;

                  (ii) prior to the assumption of the obligations under the Assumable Facilities by Stilwell, Indebtedness under the Assumable Facilities;

                  (iii) other Indebtedness existing on the date hereof and described in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof;

                  (iv) the Permitted Subordinated Debt, and the note issued pursuant to the Grupo TFM Phase II Investment;

                  (v) Indebtedness owed to Holdings, the Borrower or any other Subsidiary;

                  (vi) Indebtedness incurred by Subsidiaries to finance the acquisition, construction or improvement of any fixed or capital assets used in the ordinary course of their railroad transportation business, which Indebtedness is secured solely by a Lien on the assets being acquired, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that the aggregate principal amount of the Indebtedness permitted by this clause (vi) and incurred during any fiscal year of Holdings does not exceed $30,000,000;

                  (vii) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary; and

                  (viii) other unsecured Indebtedness not expressly permitted by clauses (i) through (vii) above; provided that the sum of (A) the Indebtedness permitted by this clause (viii) and by clause (vii) above,
         (B) the aggregate principal amount of the outstanding Indebtedness of Holdings secured by Liens permitted by clauses (viii) and (x) of
         Section 6.02(a) and (C) the Attributable Debt in connection with all Sale and Leaseback Transactions of Holdings and the Subsidiaries permitted by clause (c) of Section 6.03 does not at any time exceed 5% of Consolidated Net Worth.

                  (b) Holdings will not permit Caymex, NAFTA Rail, Canama or SCC Holdings, Inc. to create, incur, assume or permit to exist any Indebtedness, other than Indebtedness owed by Caymex to Holdings and Indebtedness incurred in connection with the Grupo TFM Phase II Investment.

                  (c) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, issue any preferred stock or other preferred Equity Interests other than preferred stock of Holdings that is not by its terms or by the terms of any agreement or instrument subject to any redemption, repurchase or similar requirement, whether absolute, at the option of any holder thereof or upon the occurrence of any event or contingency which could occur prior to the final maturity of all the Loans.

                  SECTION 6.02. LiensSECTION 6.02. Liens. (a) Holdings will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                  (i) Liens created under the Loan Documents or permitted under any other Loan Document;

                  (ii) Liens for taxes, assessments or governmental charges or levies on its property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

                  (iii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business that secure payment of obligations (a) which are being contested in good faith by appropriate proceedings or (b) for which Holdings or any of its Subsidiaries, as applicable, have posted a bond supported only by cash;

                  (iv) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, laws providing for old age pensions or other social security or retirement benefits, or similar legislation;

                  (v) Utility easements, building restrictions and such other encumbrances or charges against real property and defects and irregularities in the title thereto or facts an accurate survey of the property would show and landlords' and lessors' liens under leases to which any of Holdings or its Subsidiaries is a party, none of which in any material way affect the marketability of the same or interfere with the use thereof in the ordinary course of the business of Holdings, the Borrower or the Subsidiaries;

                  (vi)  Liens  existing  on the date  hereof  and  described  in
         Schedule 6.02 hereto; provided that such Liens shall secure only those obligations that they secure on the date hereof;

                  (vii) any Lien existing on any property or asset prior to the acquisition thereof by Holdings or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of Holdings or any Subsidiary and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

                  (viii) Liens on fixed or capital assets acquired, constructed or improved by Holdings or any Subsidiary; provided that (A) such Liens secure Indebtedness permitted by clause (vi) of Section 6.01(a) (or Indebtedness of Holdings that would be permitted if such clause (vi) were applicable to Holdings as well as to the Subsidiaries), (B) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (D) such Liens shall not apply to any other property or assets of Holdings or any Subsidiary;

                  (ix) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

                   (x) Liens not  expressly  permitted  by clauses  (i)  through
         (ix); provided that the sum of (A) the Indebtedness permitted by clauses (vii) and (viii) of Section 6.01(a), (B) the aggregate principal amount of the outstanding Indebtedness of Holdings secured by Liens permitted by this clause or by clause (viii) above and (C) the Attributable Debt in connection with all Sale and Leaseback Transactions of Holdings and the Subsidiaries permitted by clause (c) of Section 6.03 does not at any time exceed 5% of Consolidated Net Worth.

                  SECTION 6.03. Sale and Leaseback TransactionsSECTION 6.03. Sale and Leaseback Transactions. Holdings will not, and will not permit any of its Subsidiaries to, enter into any Sale and Leaseback Transaction other than:

                  (a) Sale and Leaseback Transactions involving locomotives, rolling stock or other equipment with Southern Capital Corporation, LLC;

                  (b)  the GE Capital Sale Leaseback; and

                  (c) any other Sale and Leaseback Transaction if (i) at the time of such Sale and Leaseback Transaction no Default shall have occurred and be continuing, (ii) the proceeds from the sale of the subject property shall be at least equal to its fair market value on the date of such sale and (iii) the sum of (A) the Indebtedness permitted by clauses (vii) and (viii) of Section 6.01(a), (B) the aggregate principal amount of the outstanding Indebtedness of Holdings secured by Liens permitted by clauses (viii) and (x) of Section 6.02(a) and (C) the Attributable Debt in connection with all Sale and Leaseback Transactions of Holdings and the Subsidiaries permitted by this clause
         (c) does not at any time exceed 5% of Consolidated Net Worth.

                  SECTION 6.04. Mergers and ConsolidationsSECTION 6.04. Mergers and Consolidations. (a) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any wholly owned Subsidiary may merge into Holdings or the Borrower in a transaction in which Holdings or the Borrower is the surviving corporation, (ii) any Subsidiary may merge into or consolidate with any other Subsidiary if (A) the surviving or resulting entity is a Subsidiary and the percentage of the Equity Interests of such surviving or resulting entity owned directly or indirectly by Holdings is not less than the percentage of the Equity Interests so owned in either of the constituent corporations and (B) if either of such constituent Subsidiaries is a Subsidiary Loan Party, the surviving or resulting entity shall be a Subsidiary Loan Party, and (iii) any Subsidiary may liquidate into its parent corporation or corporations or dissolve if Holdings or the Borrower determines in good faith that such liquidation or dissolution is in the best interests of Holdings or the Borrower.

                  (b) Holdings and the Borrower will not permit Caymex to engage in any business or activity other than the ownership of all of the outstanding Equity Interests of NAFTA Rail and Canama and activities incidental thereto. Holdings and the Borrower will not permit NAFTA Rail to engage in any business or activity other than the ownership of Equity Interests of Grupo TFM and activities incidental thereto. Holdings and the Borrower will not permit Canama to engage in any business or activity other than the ownership of Equity Interests of Panama Canal Railway Company and activities incidental thereto.

                  SECTION 6.05. Asset SalesSECTION 6.05. Asset Sales. Holdings and the Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will Holdings or the Borrower permit any of the Subsidiaries to issue any additional Equity Interest in such Subsidiary, except:

                  (a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business;

                  (b) sales, transfers and dispositions to Holdings or a Subsidiary; provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.06;

                  (c) sales, transfers and dispositions of assets necessary to complete the Spin-Off;

                  (d) the GE Capital Sale Leaseback;

                  (e) the sale referred to in the definition of "Grupo TFM Phase II Investment"; and

                  (f) sales, transfers and other dispositions of assets that are not permitted by any of the preceding clauses; provided that (i) the Net Proceeds from any such sale, transfer or other disposition are paid to the Lenders to the extent required by Section 2.11(c) and (ii) such assets are sold, transferred or otherwise disposed of for fair market value.

provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clauses (b), (c) and (d) above) shall be made for fair value.

                  SECTION 6.06. Transactions with AffiliatesSECTION 6.06. Transactions with Affiliates. Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of their respective Affiliates, except (a) transactions in the ordinary course of business at prices and on terms and conditions which, taken as a whole, are not less favorable to Holdings, the Borrower or such Subsidiary than would prevail in arm's-length transactions with unrelated third parties, (b) transactions between or among Holdings, the Borrower and the Subsidiary Loan Parties not involving any other Affiliate and (c) any Restricted Payment permitted by Section 6.10.

                  SECTION 6.07.  Certain Other  AgreementsSECTION  6.07. Certain
Other Agreements. (a) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, enter into or permit to exist any agreement or other arrangement that directly or indirectly (through the application of financial covenants or otherwise) prohibits or restricts (i) the ability of Holdings, the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or (ii) the ability of any Subsidiary to pay dividends or other distributions with respect to its Equity Interests or to make or repay loans or advances to Holdings or any other Subsidiary or to Guarantee Indebtedness of Holdings or any other Subsidiary; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (B) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.07 (but shall apply to any amendment or modification expanding the scope of any such restriction or condition), (C) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale if such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (D) clause (i) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (E) clause (i) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

                  (b) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, directly or indirectly, enter into or be bound by any agreement or instrument containing any provision restricting the incurrence of Indebtedness or governing Holdings's and the Subsidiaries' financial condition if such provision is not contained in this Agreement or is more restrictive than the analogous provision contained in this Agreement unless (i) the Borrower has delivered a copy of such document to the Administrative Agent not less than 10 Business Days prior to executing the same and (ii) Holdings and the Borrower enter into an amendment to this Agreement to add the more restrictive provision or to conform the analogous provision of this Agreement to such more restrictive provision.

                  SECTION 6.08. Investments, Loans, Advances, Guarantees and AcquisitionsSECTION 6.08. Investments, Loans, Advances, Guarantees and Acquisitions. Holdings and the Borrower will not, and will not permit any of the Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in or evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (all the foregoing being collectively called "Investments"), except:

                  (a) Permitted Investments;

                  (b) Investments existing on the date hereof;

                  (c) Investments in Loan Parties;

                  (d) loans or advances to Holdings;

                  (e) Guarantees of Indebtedness of Persons other than Subsidiaries constituting Indebtedness permitted by Section 6.01;

                  (f) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                  (g) Investments consisting of loans and advances to employees for moving, entertainment, travel and similar expenses; provided that the aggregate outstanding amount of such loans and advances shall not exceed $1,000,000;

                  (h) Guarantees for the benefit of, or capital contributions or loans to, Texas Mexican Railway Company; provided that the aggregate amount of such capital contributions, loans and guaranteed Indebtedness shall not exceed $25,000,000;

                  (i) the Grupo TFM Phase I Investment and the Grupo TFM Phase II Investment; and

                  (j) Investments not expressly permitted by clauses (a) through
         (i); provided that the aggregate amount all such Investments shall not at any time exceed $5,000,000.

                  SECTION 6.09. Hedging AgreementsSECTION 6.09. Hedging Agreements. Holdings and the Borrower will not, and will not permit any of the Subsidiaries to, enter into any Hedging Agreement other than (a) Hedging Agreements required by Section 5.14 and (b) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which Holdings, the Borrower or the Subsidiaries shall be exposed in the conduct of their businesses, and not for speculative purposes.

                  SECTION 6.10. Restricted Payments; Certain Payments of IndebtednessSECTION 6.10. Restricted Payments; Certain Payments of Indebtedness.
(a) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) Holdings may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (iii) Holdings may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of Holdings and its Subsidiaries, and (iv) Holdings may pay cash dividends in respect of shares of its Existing Preferred Stock in amounts which are not significantly greater than the amounts paid in respect of such shares during the fiscal year ended December 31, 1999; provided that no such payments shall be made under this clause (iv) upon the occurrence and during the continuance of an Event of Default pursuant to clauses (a), (h) or (i) of Article VII.

                  (b) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness (other than the Obligations), or any payment or other distribution (whether in cash, securities or other property) on account of the purchase, redemption, retirement, acquisition, cancellation, defeasance or termination of any Indebtedness, except:

                  (i) scheduled or mandatory payments of the principal of or premium or interest on Indebtedness, other than payments in respect of the Permitted Subordinated Debt or other Indebtedness subordinated to the Obligations that shall be prohibited by the subordination provisions thereof;

                  (ii) refinancings of Indebtedness to the extent permitted by
         Section 6.01;

                  (iii) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

                  (iv) payments in respect of the Existing Notes and Indebtedness under the Existing Credit Agreements; and

                  (v) payments in respect of Indebtedness owed to Holdings or any Subsidiary.

                  SECTION 6.11. Amendment of Material DocumentsSECTION 6.11. Amendment of Material Documents. Neither Holdings nor the Borrower will, nor will they permit any Subsidiary or, to the extent within their control, Grupo TFM, to, amend, modify or waive any of its rights under (a) any indenture or other agreement or instrument governing Material Indebtedness or (b) any other material agreement or instrument, in each case in a manner that would be materially adverse to the rights or interests of the Lenders.

                  SECTION 6.12. Ownership of Caymex, NAFTA Rail and Grupo TFMSECTION 6.12. Ownership of Caymex, NAFTA Rail and Grupo TFM. Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, permit (a) any Equity Interest in Caymex to be owned by any Person other than (i) Holdings or
(ii) any other Loan Party that shall have pledged all Equity Interests in Caymex owned by it pursuant to the Pledge Agreement, (b) any Equity Interest in NAFTA Rail to be owned by any Person other than Caymex or (c) any Equity Interest in Grupo TFM, so long as it is owned directly or indirectly by Holdings, to be owned by any Person other than NAFTA Rail.

                  SECTION 6.13. Interest Expense Coverage RatioSECTION 6.13. Interest Expense Coverage Ratio. Holdings will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense, in each case for any period of four consecutive fiscal quarters ending on any date during any period set forth below, to be less than the ratio set forth below opposite such period:


                      Period                              Ratio

Effective Date to March 31, 2000                            1.70 : 1.00
April 1, 2000  to  September 30, 2000                       1.75 : 1.00
October 1, 2000  to December 31, 2000                       1.85 : 1.00
January 1, 2001 to December 31, 2002                        2.00 : 1.00
January 1, 2003 to December 31, 2003                        2.25 : 1.00
January 1, 2004 and thereafter                              2.50 : 1.00



SECTION 6.14.  Leverage Ratio
SECTION 6.14. Leverage Ratio. Holdings will not permit the Leverage Ratio as of any date during any period set forth below to exceed the ratio set forth opposite such period:


                      Period                              Ratio

Effective Date to March 31, 2000                            5.80 : 1.00
April 1, 2000  to  June 30, 2000                            5.75 : 1.00
July 1, 2000 to December 31, 2000                           5.50 : 1.00
January 1, 2001 to December 31, 2001                        5.00 : 1.00
January 1, 2002 to December 31, 2002                        4.75 : 1.00
January 1, 2003 to December 31, 2003                        4.25 : 1.00
January 1, 2004  to December 31, 2004                       3.75 : 1.00
January 1, 2005 and thereafter                              3.50 : 1.00

                  SECTION 6.15. Capital ExpendituresSECTION 6.15. Capital Expenditures. Holdings will not permit the aggregate amount of Capital Expenditures during any fiscal year of Holdings during any period set forth below to exceed the amount set forth opposite such period:


                                  Period Amount

Effective Date to December 31, 2001                       $110,000,000
January 1, 2002 to December 31, 2002                      $  95,000,000
January 1, 2003 to December 31, 2003                      $100,000,000
January 1, 2004  to December 31, 2004                     $105,000,000
January 1, 2005 to December 31, 2005                      $110,000,000
January 1, 2006 and thereafter                            $115,000,000

                                                ARTICLE VII

                  Events of Default         ARTICLE VII      Events of Default

                  If any of the following events ("Events of Default") shall occur:

                  (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause
         (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

                  (c) any representation or warranty made or deemed made by or on behalf of Holdings, the Borrower or any other Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been materially false when made or deemed made;

                  (d) Holdings or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of Holdings or the Borrower) or 5.11 or in Article VI;

                  (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 15 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

                  (f) Holdings, the Borrower or any other Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

                  (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

                  (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Holdings, the Borrower or any other Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any other Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (i) Holdings, the Borrower or any other Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any other Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (j) Holdings, the Borrower or any other Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                  (k) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against Holdings, the Borrower, any other Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Holdings, the Borrower or any other Subsidiary to enforce any such judgment;

                  (l) the Unfunded Liabilities of all Plans shall exceed in the aggregate $10,000,000, or any Reportable Event shall occur in connection with any Plan or any Withdrawal Liability in excess of $10,000,000 shall be incurred with respect to any Multiemployer Plan or the Borrower or any member of the Controlled Group has received any notice concerning the imposition of Withdrawal Liability in excess of $10,000,000 or a determination that a Multiemployer Plan with respect to which the potential Withdrawal Liability of the Borrower or any member of the Controlled Group would exceed $10,000,000 is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA;

                  (m) any Lien purported to be created under any Security Document with respect to any material portion of the Collateral shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Agreement; or

                  (n) a Change in Control shall occur;

then, and in every such event (other than an event with respect to Holdings or the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:
(i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to Holdings or the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                               ARTICLE VIII

        The Administrative Agent      ARTICLE VIII     The Administrative Agent

                  Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. For purposes of this Article VIII and for the purposes of Article IX, all references to the Administrative Agent are deemed to include references to the Collateral Agent.

                  The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, the Borrower or any other Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Holdings, the Borrower or any other Subsidiary that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall not be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by Holdings, the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for Holdings or the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.
                                                ARTICLE IX

           Miscellaneous           ARTICLE IX      Miscellaneous

                  SECTION 9.01. NoticesSECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a) if to Holdings or the Borrower, to it at 114 West 11th Street, Kansas City, Missouri 64105-1808, Attention of the Vice President and Chief Financial Officer (Telecopy No. (816) 983-1192), with a copy to the Senior Vice President and General Counsel (Telecopy No. (816) 983-1227);

                  (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Margaret Swales (Telecopy No. (212) 552-5662), with a copy to Chase Securities Inc., 10 South LaSalle Street Chicago, IL 60603, Attention of Jon Hinard (Telecopy No.
         (312) 807-4550);

                  (c) if to the Issuing Bank, to it at The Chase Manhattan Bank, Attention of Margaret Swales (Telecopy No. (212) 552-5662);

                  (d) if to the Swingline Lender, to it at, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Margaret Swales (Telecopy No. (212) 552-5662); and

                  (e) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 9.02. Waivers; AmendmentsSECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

                  (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the maturity of any Loan, or any scheduled date of payment of the principal amount of any Term Loan under Section 2.10, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby,
(iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the percentage set forth in the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release Holdings or any Subsidiary Loan Parties that are substantial in relation to Holdings and the Subsidiaries taken as a whole from their Guarantees under the Guarantee Agreement (except as expressly provided by Section 9.14), or limit their liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or any substantial part of the Collateral from the Liens of the Security Documents without the written consent of each Lender (except as expressly provided by Section 9.14), (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those of Lenders holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of the Class adversely affected or receiving a lesser benefit or
(ix) change the rights of the Tranche B Lenders to decline mandatory prepayments as provided in Section 2.11 without the written consent of Lenders holding a majority of the outstanding Tranche B Loans; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Lenders of one Class, but not the other Lenders, may be effected by an agreement or agreements in writing entered into by Holdings, the Borrower and requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by Holdings, the Borrower, the Required Lenders and the Administrative Agent (and, if their rights or obligations are affected thereby, the Issuing Bank and the Swingline Lender) if (i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

                  SECTION 9.03. Expenses; Indemnity; Damage WaiverSECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent and their Affiliates, including the reasonable fees, charges and disbursements of counsel, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

                  (b) The Borrower agrees to indemnify the Administrative Agent, the Collateral Agent, the Issuing Bank, each Lender and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions, (ii) the use of the proceeds of the Loans or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the negligence or wilful misconduct of such Indemnitee and (ii) have not, in whole or in part, arisen out of or resulted from any act, or omission to act, of Holdings, the Borrower or any of their Affiliates.

                  (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount;
provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposure, outstanding Term Loans and unused Commitments at the time.

                  (d) To the extent permitted by applicable law, neither Holdings nor the Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

                  (e) All amounts due under this Section shall be payable promptly after written demand therefor.

                  SECTION 9.04. Successors and AssignsSECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that
(i) except in the case of an assignment to a Lender, an Affiliate of a Lender or a Related Fund of any Lender, each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Bank and the Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender, an Affiliate of a Lender or a Related Fund of any Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one or more, but not all, Classes of its Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance together with a processing and recordation fee of $2,500 (except in the case of an assignment to a Lender or an Affiliate of a Lender or a Related Fund of a Lender), and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph
(d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

                  (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and Holdings, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender may, without the consent of the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Holdings, the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15,
2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

                  (f) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.17(e), and to be subject to Section 2.19, as though it were a Lender.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  (h) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to Section 2.01, provided that (i) nothing herein shall constitute a commitment to make any Loan by any SPC, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof (iii) such Granting Lender's other obligations under this Agreement shall remain unchanged, (iv) such Granting Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (v) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Granting Lender in connection with such Granting Lender's rights and obligations under this Agreement. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the related Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04 or in Section 9.12, any SPC may (i) with notice to, but without the prior written consent of, the Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis, to the extent such disclosure would be permitted under
Section 9.12 as if such SPC were a Lender, any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC.

                  SECTION 9.05. SurvivalSECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 9.06. Counterparts; Integration;  EffectivenessSECTION
9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.07. SeverabilitySECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 9.08. Right of SetoffSECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of ProcessSECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) Each of Holdings and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Borrower or its properties in the courts of any jurisdiction.

                  (c) Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.10. WAIVER OF JURY TRIALSECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 9.11. HeadingsSECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 9.12. ConfidentialitySECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors as need to know such information in connection with the servicing and protection of its interests in respect of its Loans and Commitments, the Loan Documents and the Transactions (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority including the National Association of Insurance Commissioners, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower (h) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty of professional advisor to such contractual counterparty agrees to be bound by the provisions of this
Section 9.12); provided no disclosure may be made under this clause (h) of any information with respect to the Assumable Facilities and any documents supplied to any such party shall be redacted in a manner reasonably acceptable to Holdings or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than Holdings or the Borrower. For the purposes of this Section, "Information" means all information received from Holdings or the Borrower relating to Holdings or the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Holdings or the Borrower; provided that, in the case of information received from Holdings or the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                  SECTION 9.13. Interest Rate LimitationSECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                  SECTION 9.14. Release of Liens and GuaranteesSECTION 9.14. Release of Liens and Guarantees. In the event that Holdings or any Subsidiary sells, transfers or otherwise disposes of all or any portion of any of the Equity Interests, assets or property owned by Holdings or such Subsidiary in a transaction not prohibited by this Agreement, the Administrative Agent and the Collateral Agent shall promptly (and the Lenders hereby authorize and instruct the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Borrower to release any Liens created by any Loan Document in respect of such Equity Interests, assets or property, including the release and satisfaction of record of any mortgage or deed of trust granted in connection herewith, and, in the case of a disposition of all or substantially all the Equity Interests or assets of any Subsidiary that is a Loan Party, to terminate such Subsidiary's obligations under the Guarantee Agreement and each other Loan Document. In addition, the Administrative Agent and the Collateral Agent will take such actions as are reasonably requested by the Borrower to terminate the Liens and security interests created by the Loan Documents when all the Obligations have been paid in full and all Letters of Credit and Commitments have been terminated. The Borrower agrees to pay all out-of-pocket expenses of the Administrative Agent and the Collateral Agent in connection with releases of Liens and obligations under the Guarantee Agreement provided for in this Section.

21042580\V-1

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                    KANSAS CITY SOUTHERN INDUSTRIES, INC.,

                          by
                             /s/ Anthony P. McCarthy
                            Name: Anthony P. McCarthy
                             Title: Vice President and Treasurer


                    THE KANSAS CITY SOUTHERN RAILWAY COMPANY,

                          by
                               /s/ Robert H. Berry
                              Name: Robert H. Berry
                            Title: Designated Person


                    THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Issuing Bank and Swingline Lender,

                          by
                              /s/ Laurie B. Perper
                             Name: Laurie B. Perper
                              Title: Vice President


                    THE BANK OF NOVA SCOTIA,

                          by
                             /s/ F. C. H. Ashby
                             Name: F. C. H. Ashby
                             Title: Senior Manager Loan
  Operations


                    FLEET NATIONAL BANK,

                          by
                               /s/ Dexter Freeman
                              Name: Dexter Freeman
                             Title: Director

    BANK OF TOKYO-MITSUBISHI TRSUT COMPANY,

          by
             /s/ Joseph P. Devoe
             Name: Joseph P. Devoe
             Title: Vice President


    BANK ONE, N.A. (MAIN OFFICE CHICAGO),

          by
             /s/ Christina Jamieson
             Name: Christina Jamieson
             Title: Senior Vice President


    CREDIT SUISSE FIRST BOSTON,

          by
             /s/ Joel Glodowski
             Name: Joel Glodowski
             Title: Managing Director

          by
             /s/ Douglas E. Maher
             Name: Douglas E. Maher
             Title: Vice President


    MERRILL LYNCH CAPITAL CORPORATION, as a Lender

          by
             /s/ Brian E. O'Callahan
             Name: Brian E. O'Callahan
             Title: Vice President


    HARRIS TRUST AND SAVINGS BANK,

          by
             /s/ Len E. Meyer
             Name: Len E. Meyer
             Title: Vice President

     ABN AMRO BANK N.V.,

           by
              /s/ David J. Thomas
              Name: David J. Thomas
              Title: Group Vice President

           by
     /s/ Gerald F. Mackin
     Name: Gerald F. Mackin
     Title: Vice President


     THE BANK OF NEW YORK,

           by
              /s/ John-Paul Marotta
              Name: John-Paul Marotta
              Title: Vice President


     FIRST UNION NATIONAL BANK,

           by
              /s/ Deepak Chandrashekar
              Name: Deepak Chandrashekar
              Title: Associate


     THE FUJI BANK, LIMITED,

           by
              /s/ Peter L. Chinnici
              Name: Peter L. Chinnici
              Title: Senior Vice President & Group Head


     MERCANTILE BANK,

           by
              /s/ Barry P. Sullivan
              Name: Barry P. Sullivan
              Title: Vice President

    GENERAL ELECTRIC CAPITAL CORPORATION,

          by
             /s/ T. Rodney Sirmons
             Name: T. Rodney Sirmons
             Title: Manager-Operations

    THE CIT GROUP/EQUIPMENT FINANCING, INC.,

          by
             /s/ Mike Hampton
             Name: Mike Hampton
             Title: Assistant Vice President


    UMB BANK, N.A.,

          by
             /s/ Terry Dierks
             Name: Terry Dierks
             Title: Senior Vice President


    SIAM COMMERCIAL BANK PCL, NEW YORK AGENCY,

          by
             /s/ Thawee Kotchavong
             Name: Thawee Kotchavong
             Title: Assistant General Manager
             Systems & Operations

          by
             /s/ David I. Ramos
             Name: David I. Ramos
             Title: Assistant General Manager
             Corporate Finance & Treasury


    MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.,

          by
             /s/ Paul Travers
             Name: Paul Travers
             Title: Director

  MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.,

        by
           /s/ Paul Travers
           Name: Paul Travers
           Title: Director


  KZH ING-1 LLC,

        by
           /s/ Peter Chin
           Name: Peter Chin
           Title: Authorized Agent


  KZH ING-2 LLC,

        by
           /s/ Peter Chin
           Name: Peter Chin
           Title: Authorized Agent


  KZH ING-3 LLC,

        by
           /s/ Peter Chin
           Name: Peter Chin
           Title: Authorized Agent


  CANADIAN IMPERIAL BANK OF COMMERCE,

        by
           /s/ William M. Swenson
           Name: William M. Swenson
           Title: Authorized Signatory


  MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST,

        by
           /s/ Sheila  A. Finnerty
           Name: Sheila A. Finnerty
           Title: Senior Vice President

    KZH CRESCENT LLC,

          by
             /s/ Peter Chin
             Name: Peter Chin
             Title: Authorized Agent


    KZH CRESCENT-3 LLC,

          by
             /s/ Peter Chin
             Name: Peter Chin
             Title: Authorized Agent


    CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (E)
    By: TCW Asset Management Company as Attorney-in-Fact,

          by
             /s/ Mark L. Gold
             Name: Mark L. Gold
             Title: Managing Director

          by
             /s/ Justin L. Driscoll
             Name: Justin L. Driscoll
             Title: Senior Vice President


    UNITED OF OMAHA LIFE INSURANCE COMPANY
    By: TCW Asset Management Company, its Investment Advisor,

          by
             /s/ Mark L. Gold
             Name: Mark L. Gold
             Title: Managing Director

          by
             /s/ Justin L. Driscoll
             Name: Justin L. Driscoll
             Title: Senior Vice President

                       KZH LANGDALE LLC,

                             by
                                 /s/ Peter Chin
                                Name: Peter Chin
                                Title: Authorized Agent


                       METROPOLITAN LIFE INSURANCE COMPANY,

                             by
                              /s/ James R. Dingler
                                Name: James R. Dingler
                                 Title: Director


                       THOROUGHBRED LIMITED
                       PARTNERSHIP I

                       by Appaloosa Management L.P.
                       its General Partner
                       by Appaloosa Partners Inc.
                       its General Partner,

                             by
                               /s/ James E. Bolin
                              Name: James E. Bolin
                              Title: Vice President


                      CYPRESSTREE SENIOR FLOATING RATE FUND
                       By: CypressTree Investment Management Company, Inc. as Portfolio Manager,

                             by
                              /s/ Timothy M. Barns
                                Name: Timothy M. Barns
                                Title: Managing Director


                       NORTH AMERICAN SENIOR FLOATING RATE FUND
                       By: CypressTree Investment Management Company, Inc. as Portfolio Manager,

                             by
                              /s/ Timothy M. Barns
                                Name: Timothy M. Barns
                                Title: Managing Director


                        CYPRESSTREE INVESTMENT FUND, LLC
                       By: CypressTree Investment Management Company, Inc. its Managing Member,

                             by
                              /s/ Timothy M. Barns
                                Name: Timothy M. Barns
                                Title: Managing Director

                       KZH CYPRESSTREE-1 LLC,

                             by
                                 /s/ Peter Chin
                                Name: Peter Chin
                                Title: Authorized Agent


                       FRANKLIN FLOATING RATE TRUST,

                             by
                               /s/ Chauncy Lufkin
                              Name: Chauncy Lufkin
                              Title: Vice President


                       NEW YORK LIFE INSURANCE COMPANY,

                             by
                               /s/ Anthony Malloy
                              Name: Anthony Malloy
                                 Title: Director


                          OLYMPIC FUNDING TRUST, SERIES
       1999-1,

                             by
                               /s/ Kelly C. Walker
                              Name: Kelly C. Walker
                                Title: Authorized Agent


                       KZH RIVERSIDE LLC,

                             by
                                 /s/ Peter Chin
                                Name: Peter Chin
                                Title: Authorized Agent

   KEMPER FLOATING RATE FUND,

         by
            /s/ Mark E. Wittnebel
            Name: Mark E. Wittnebel
            Title: Senior Vice President


   GALAXY CLO 1999-1 LTD.,

   By: SAI Investment Adviser, Inc. Its Collateral Manager

         by
            /s/ Lynn A. Hopton
            Name: Lynn A. Hopton
            Title: Vice President


   BAVARIA TRR CORPORATION,

         by
            /s/ Frank B. Bilotta
            Name: Frank B. Bilotta
            Title: Vice President


   THE TRAVELERS INSURANCE COMPANY,

         by
            /s/ Robert M. Mills
            Name: Robert M. Mills
            Title: Investment Officer


   TRAVELERS CORPORATE LOAN FUND INC.
   By: Travelers Asset Management International Corporation,

         by
            /s/ Robert M. Mills
            Name: Robert M. Mills
            Title: Investment Officer

   WINGED FOOT FUNDING TRUST,

         by
            /s/ Kelly C. Walker
            Name: Kelly C. Walker
            Title: Authorized Agent

   KZH SHOSHONE LLC,

         by
            /s/ Peter Chin
            Name: Peter Chin
            Title: Authorized Agent

   KZH STERLING LLC,

         by
            /s/ Peter Chin
            Name: Peter Chin
            Title: Authorized Agent


   PINEHURST TRADING, INC.,

         by
            /s/ Kelly C. Walker
            Name: Kelly C. Walker
            Title: Vice President


   KZH WATERSIDE LLC,

         by
            /s/ Peter Chin
            Name: Peter Chin
            Title: Authorized Agent


   PRINCIPAL LIFE INSURANCE COMPANY
   By: Principal Capital Management, LLC, a Delaware limited
   liability company, its authorized signatory,

         by
            /s/ Jon C. Heiny
            Name: Jon C. Heiny
            Title: Counsel

         by
            /s/ James C. Fifield
            Name: James C. Fifield
            Title: Counsel

  STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY,

        by
           /s/ Brian W. Good
           Name: Brian W. Good
           Title: Vice President,
           Stein Roe & Farnham Incorporated,
           as Advisor to the Stein Roe Floating
           Rate Limited Liability Company

                                 Schedule 1

               MORTGAGED PROPERTY - NON-TRACK REAL ESTATE FOR
                    KANSAS CITY SOUTHERN INDUSTRIES, INC.
                            FINANCING ARRANGED BY
                  THE CHASE MANHATTAN BANK - JANUARY 2000*

* Note that certain values listed below are replacement insurance values, and, as such, do not purport to reflect the fair market value or appraised value of the property.

----------------------------------------------------------------------------------------------------------------------------
No.                 City     County  StateDescription    Legal Any    Owning   Value    Fed ID  Former   To be      Title
                                                               Leases?Entity            #       PropertyMortgaged?  Insurance
                                                                                                No.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
1.    Intentionally Omitted.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
2.    114 W. 11th   Kansas   Jackson MO   Office         YES   KCSR   Southern $2,200,0044-6005823      At Closing  YES
      St.           City                  Building             and    Development
                                          /8 story             KCSI   Corp.
                                                               leases
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
3.    Intentionally Omitted (formerly the 1020                                                  3       N/A         N/A
      Wyandotte Parking Garage)
----------------------------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------------------------
      Intentionally Omitted.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
5.    Intentionally Omitted.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
6.    Pittsburg     PittsburgCrawfordKS   Repair         NO           KCSR     $28,360,144-6000732      Post        No
      Yard                                Facility and                         (replacement             Closing.
                                          Maintenance                          value
                                          Buildings/                           per
                                          107,800 sq.                          insurance
                                          ft.                                  report)

                                          Machine shop
                                                                               $1,191,120
                                          Store room
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
7.    Heavener Yard Heavener LeFlore OK   Yard Office,   NO           KCSR     $986,245 44-6000733      Post        No
                                          small office                                                  Closing
                                          building

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
8.    Leesville     LeesvilleVernoa  LA   Yard Office    NO           KCSR     $826,672 44-6000751      Post        No
      Yard                                                                                              Closing
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
9.    Mossville     MossvilleCalcasieLA   Yard Office    NO           KCSR     $698,497 44-6000748      Post        No
      Yard                                                                                              Closing.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
10.   Spindletop    Beaumont JeffersoTX   Yard Office    NO           KCSR     $1,654,9744-6000750      Post        No
      Yard                                                                                              Closing
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
11.   Port Arthur   Port     JeffersoTX   Yard Office    NO           KCSR     $1,677,6444-6000749      Post        No
      Yard          Arthur                                                                              Closing
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
12.   Baton Rouge   Baton    East    LA   Office         YES          KCSR              44-600074,      At Closing  Yes
      Yard          Rouge    Baton        Building/                                             52,53
                             Rouge        15,000 sq.
                             Parish       ft. 1401 Foss
                                          St                                   $5,947,911

                                          Depot Office.                        $1,083,516

                                          Mechanical
                                          Building
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
13.   New Orleans   ShrewsburJeffersoLA   Freight House  NO           KCSR     $8,393,6244-6000754,     Post        No
      Yard                                                                                      55, 63  Closing
                                           Engine House                        $1,813,310

                                          Intermodal                           $700,000
                                          Facility
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
14.   Old Shell     ShrewsburJeffersoLA   Land -         YES          Rice-Card$500,000 44-60110491     At Closing  No
      Building                            Intermodal
      Property                            storage

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
15.   Zacha Jet     Dallas   Dallas  TX   Intermodal     NO           KCSR     $20,000,044-6000757, 68  Post        No
                                          Facility and                                                  Closing
                                          other
                                          assorted
                                          property

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
16.   Intentionally Omitted.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
17.   Intentionally Omitted.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
18.   Intentionally Omitted.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
19.   Pearl Yard    Jackson  Rankin  MS   Intermodal     NO           KCSR     $10,000,044-6000765      Post        No
                                          Facility                                                      Closing
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
20.   Sallisaw Yard Sallisaw Sequoya OK   Intermodal     NO           KCSR     $1,000,0044-6000767      Post        No
                                          Facility                                                      Closing
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
21.   Deramus Yard  N.       Caddo   LA   General        Yes          KCSR     $7,721,599       5       At Closing  Yes
                    Shreveport            Office Bldg
                                          4601
                                          Shreveport -
                                          Blanchard
                                          Highway


----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Customer                    KCSR     $2,000,0044-6000758      At Closing  Yes
                                          Service Center                       FMV
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Car Shop                    KCSR     $8,306,3744-6000758      At Closing  Yes
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Diesel                      KCSR     $4,834,3944-6000758      At Closing  Yes
                                          Service
                                          Building
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Division                    KCSR     $2,158,5444-6000758      At Closing  Yes
                                          Store Room
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Diesel Fuel                 KCSR     $1,875,2544-6000758      At Closing  Yes
                                          Tanks
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Wheel Shop                  KCSR     $1,789,4044-6000758      At Closing  Yes
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Cafeteria                   KCSR     $1,671,4844-6000758      At Closing  Yes
                                          Building
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          KCST Building               KCSR     $1,191,8444-6000758      At Closing  Yes
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Yard Office                 KCSR     $958,145 44-6000758      At Closing  Yes
                                          500 N.
                                          Lakeshore Dr.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Truck Garage                KCSR     $917,292 44-6000758      At Closing  Yes
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Running                     KCSR     $912,108 44-6000758      At Closing  Yes
                                          Repair
                                          Building
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Sand Blast                  KCSR     $709,030 44-6000758      At Closing  Yes
                                          Building
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Diesel Shop                 KCSR     $14,723,744-6000758      At Closing  Yes
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                          Intermodal                  KCSR     $5,000,0044-6000758      At Closing  Yes
                                          Facility 4365               Trans
                                          Blanchard Road              Service
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
22.   Piggly        N.       Caddo   LA   Warehouse/     YES          Rice     $130,680 44-6011081      At Closing  Yes
      Wiggly        Shreveport            354,000 sq.                 Carden   -
      Warehouse                           ft.                         (successo201,360
      (Walmart) N.                        (individual                 by       (Land)
      Lakeshore                           parcel within               merger
      Drive                               Deramus Yard                to
                                                                      Tolmak)  $3,181,820-3,181,820
                                                                               (Warehouse)
                                                                               Total
                                                                               may be
                                                                               $5,047,000
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
23.   N. &          N.       Caddo   LA   Land           YES          Rice-Card$386,000-44-6011023      At Closing  Yes
      adjacent to   Shreveport            (individual                          (together
      Piggly                              parcel within                        with
      Wiggle Whse                         Deramus Yard)                        No.24)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
24.   JD Woolworth  N.       Caddo   LA   Land           YES          Rice     $386,000-44-6011016      At Closing  Yes
      Tr            Shreveport                                        Carden   (together
                                                                               with
                                                                               No. 23)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
25.   Steeltown     Port     JeffersoTX   Coal and Coke  YES          Pabtex,                   9       At Closing  Yes
                    Arthur                Handling                    Inc.
                                          Facility                    (improvements)
                                          (PABTEX)
                    Port     JeffersoTX   Land                        Rice-Card$700,000 44-6011091      At Closing  Yes
                    Arthur                                            (Land)   (Land)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
      Steeltown     Port     JeffersoTX   Land           YES          Rice-Card$500,000-44-6011024      At Closing  Yes
      Industrial    Arthur
      Park
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
26.   Hollyfield    Port     JeffersoTX   Waterfront     YES          Rice-Card$4,900,0044-60110100     At Closing  Yes
      Property      Arthur                docks, land
      Parcel C                            for
                                          development
                                          1,025 acres

                                          Docks at Slip
                                          No. 3

                                          Docks at
                                          Turning Basin
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
      Hollyfield C  Port     JeffersoTX   Bulk Handling  YES          KCSI     $2,000,000       10      At Closing  Yes
                    Arthur                Facility                             book
                                          (PABFAC)                             value
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
      Hollyfield C  Port     JeffersoTX   Intermodal     YES          Joint    $2,000,000       69      At Closing  Yes
                    Arthur                Facility                    KCSR
                                                                      and
                                                                      Southern
                                                                      Norfolk
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
      Hollyfield    Port     JeffersoTX   Land           YES          Rice-Card$100,000-44-6011082      At Closing  Yes
      Property      Arthur
      Parcel A
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
      Hollyfield    Port     JeffersoTX   Land           YES          Rice-Card$100,000-44-6011083      At Closing  Yes
      Property      Arthur
      Parcel B
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
27.   Hoeschst      Port     JeffersoTX   Land           YES   YES    Rice-Card$5,400,0044-6011011      At Closing  Yes
      Celanese      Arthur
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
28.   Intentionally Omitted.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
29.   Intentionally Omitted.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
30.   Intentionally Omitted.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
31.   Spindletop-WilBeaumont JeffersoTX   Land and       YES          Rice-Card$215,000-44-6011017      At Closing  Yes
      Warehouse                           Warehouses                           (Land)
      Property
                                                                               $2,035,000-2,260,000
                                                                               (Warehouse)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
32.   Spindletop-E  Beaumont JeffersoTX   Land           YES          Rice-Card$110,000-44-6011080,91   At Closing  No
      of KCS, S.,
      and N. of
      Wilson
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
33.   Jandon        Jandon   Cass    MO   Land           YES          Rice-Card$1,432,8044-60110120     At Closing  Yes
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
      Jandon        Jandon   Johnson KS   Land           YES          Rice-Card$687,200-44-60111121     At Closing  Yes
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
34.   Adams Farm    Jandon   Cass    MO   Land           YES          Rice-Card$432,300-44-6011013      At Closing  Yes
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
      Adams Farm    Jandon   Cass    MO   Land           YES          Rice-Card$363,700-44-6011013      At Closing  Yes
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
35.   Fort Smith    Fort     SebastioAR   Land           YES          Rice-Card$209,820-44-6011014      At Closing  Yes
                    Smith
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
36.   Lake Charles  Lake     CalcasieLA   Land           YES          Rice-Card$1,100,0044-60110150     At Closing  Yes
                    Charles
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
37.   Intentionally Omitted.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
38.   Springfield   Alsen    East    LA   Land           YES          Rice-Card$595,000-44-6011019      At Closing  Yes
      Plantation-EBR         Baton
      Parish                 Rouge
                             Parish
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
39.   Munson        Maryland Eat     LA   Land           Yes          Rice-Card$1,812,0044-60110200     At Closing  Yes
      Tract-EBR              Baton
      Parish                 Rouge
                             Parish
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
40.   Oscar         Scotland-Easte   LA   Land           YES          Rice-Card$492,000-44-6011025      At Closing  Yes
      Reynaud                Baton
      Estate-EBR             Rouge
                             Parish
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
41.   New Wylie     Wylie    Collin  TX   Land-Wylie     YES   YES    Rice     $2,500,0044-6011021      At Closing  Yes
      Yard                                Enterprises                 Carden   FMV
                                                                      (successor
                                                                      by
                                                                      merger
                                                                      to
                                                                      Tolmak)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
      New Wylie     Wylie    Collin  TX   Land-Alamet    YES          Rice     $2,100,0044-6011021      At Closing  Yes
      Yard                                                            Carden   FMV
                                                                      (successor
                                                                      by
                                                                      merger
                                                                      to
                                                                      Tolmak)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
      New Wylie     Wylie    Collin  TX   Land-Harris    YES          KCSR     $250,000 44-6000721      At Closing  Yes
      Yard                                                                     Book
                                                                               Value
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
42.   NEID-Front    Kansas   Jackson MO   Land           YES          Rice-Card$918,000-44-6011022      At Closing  Yes
      Street &      City
      Topping
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
43.   Coburg Yard   Kansas   Jackson MO   Land           YES          Rice-Card$350,000 44-6011072      At Closing  No
                    City                                                       -
                                                                               $500,000
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
44.   New R/G       GrandviewJackson MO   Land - Zimmer  YES   YES    KCSR     $370,000 44-6000773      At Closing  No
      Intermodal    and                                                        FMV
      Facility      Kansas
                    City
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
45.   Richards      Richards Vernon  MO   Land           YES          Rice-Card$155,660-44-6011074      At Closing  No
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
46.   Moniteau      CaliforniMoniteauMO   Land           YES          Rice-Card$65,000  44-6011075      Post        No
                                                                               (per                     Closing
                                                                               9/1/90)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
47.   Lion County   LaCygne  Linn    KS   Land           YES          Rice-Card$108,000-44-6011076      At Closing  No
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
48.   Hope          Hope     HempsteaAR   Land           YES          Rice-Card$65,000-944-6011077      At Closing  No
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
49.   Stamps        Stamps   LafayettAR   Land           YES          Rice-Card$73,000-144-6011078      At Closing  No
      Parcel A
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
50.   Stamps        Stamps   LafayettAR   Land           YES   YES    Rice-Card$39,000-444-6011079      At Closing  No
      Parcel B
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
51.   Industrial    GreenvillHunt    TX   Land           YES          Rice-Card$29,000-344-6011084      At Closing  No
      Park (Tract
      1)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
52.   Merdoch       GreenvillHunt    TX   Land           YES          Rice-Card$233,000-44-6011085      At Closing  No
      Trace (Tract
      2)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
53.   Philon-Delta  Forbing  Caddo   LA   Land           YES          Rice-Card$178,206-44-6011086      At Closing  No
      Hunt-Forbing
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
54.   Minden        Minden   Webster LA   Land           YES          Rice-Card$650,000 44-6011087      At Closing  No
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
55.                 Winfield Winn    LA   Land - 22.24   YES          Rice-Card$400,000 44-6011088      At Closing  No
                                          acres, 26.66
                                          acres, 18
                                          acres
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
56.                 Dequincy CalcasieLA   Land - 80      YES          Rice-Card$200,000 44-6011089      At Closing  No
                                          acres
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
57.                 Packton  Winn    LA   Land - 23.8    YES          Rice-Card$25,000  44-6011090      At Closing  No
                                          acres
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
58.   Robindale     CovingtonSt      LA   Land           YES          Rice-Card$88,000-144-6011092      At Closing  No
      Subd (Land)            Tammeay
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
59.   12110         Dallas   Dallas  TX   Warehouse and  YES   YES    KCSR     $3,000,0044-60007New     At Closing  No
      Garland Road                        9 acres                                               Property
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
60.   5801 Gardner  Kansas   Jackson MO   Truck          YES   YES    Rice     $2,200,0044-60110New     At Closing  No
                    City                  terminal and                Carden                    Property
                                          8 acres
----------------------------------------------------------------------------------------------------------------------------


                                Schedule 2.01
-------------------------------------------------------------------------------------------

Lender                       Revolving    Tranche A       Tranche X      Tranche B
                             Commitment   Commitment      Commitment     Commitment
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

The Chase Manhattan Bank     $19,150,000.0$19,150,000.00  $33,200,000.00 $137,750,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

The Bank of Nova Scotia      15,000,000.0015,000,000.00   20,000,000.00  5,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Fleet National Bank          15,000,000.0015,000,000.00   20,000,000.00  5,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Bank of Tokyo-Mitusbishi     12,000,000.0012,000,000.00   16,000,000.00          -
Trust Company
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Bank One, N.A.               12,000,000.0012,000,000.00   16,000,000.00          -
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Credit Suisse First Boston   12,000,000.0012,000,000.00   16,000,000.00          -
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Merrill Lynch Capital        12,000,000.0012,000,000.00   16,000,000.00          -
Corporation
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Harris Trust and Savings     7,500,000.00 7,500,000.00    10,000,000.00          -
Bank
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

ABN AMRO Bank N.V.           6,000,000.00 6,000,000.00    8,000,000.00           -
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

The Bank of New York         6,000,000.00 6,000,000.00    8,000,000.00           -
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

First Union National Bank    6,000,000.00 6,000,000.00    8,000,000.00           -
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

The Fuji Bank, Limited       6,000,000.00 6,000,000.00    8,000,000.00           -
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Mercantile Bank              6,000,000.00 6,000,000.00    8,000,000.00           -
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

General Electric Capital     5,850,000.00 5,850,000.00    6,800,000.00   6,500,000.00
Corporation
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

The CIT Group/Equipment      5,000,000.00 5,000,000.00          -                -
Financing, Inc.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

UMB Bank, N.A.               3,000,000.00 3,000,000.00    4,000,000.00           -
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Siam Commercial Bank PCL,    1,500,000.00 1,500,000.00    2,000,000.00           -
New York Agency
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Merrill Lynch Senior              -              -              -        5,000,000.00
Floating Rate Fund, Inc.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Merrill Lynch Senior              -              -              -        5,000,000.00
Floating Rate Fund II, Inc.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

KZH ING-1 LLC                     -              -              -        1,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

KZH ING-2 LLC                     -              -              -        2,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

KZH ING-3 LLC                     -              -              -        1,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Canadian Imperial Bank of         -              -              -        7,000,000.00
Commerce
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter        -              -              -        8,000,000.00
Prime Income Trust
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

KZH CRESCENT LLC             -            -               -              2,500,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

KZH CRESCENT-3 LLC                -              -              -        2,500,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Continental Assurance             -              -              -        1,000,000.00
Company
Separate Account (E)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

United Of Omaha Life              -              -              -        1,000,000.00
Insurance Company
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

KZH Langdale LLC                  -              -              -        2,500,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Metropolitan Life Insurance       -              -              -        6,000,000.00
Company
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Thoroughbred Limited              -              -              -        5,000,000.00
Partnership I
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

CypressTree Senior Floating       -              -              -        500,000.00
Rate Fund
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

North American Senior             -              -              -        500,000.00
Floating Rate Fund
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

CypressTree Investment            -              -              -        500,000.00
Fund, LLC
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

KZH CypressTree 1-LLC             -              -              -        1,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Franklin Floating Rate Trust      -              -              -        4,750,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

New York Life Insurance           -              -              -        5,000,000.00
Company
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Olympic Funding Trust,            -              -              -        2,000,000.00
Series 1999-1
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

KZH Riverside LLC                 -              -              -        2,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Kemper Floating Rate Fund         -              -              -        1,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Galaxy CLO 1999-1, Ltd.           -              -              -        5,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Bavaria TRR Corporation           -              -              -        4,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

The Travelers Insurance           -              -              -        2,000,000.00
Company
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Travelers Corporate Loan          -              -              -        2,000,000.00
Fund Inc.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Winged Foot Funding Trust         -              -              -        3,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

KZH Shoshone LLC                  -              -              -        3,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

KZH Sterling LLC                  -              -              -        3,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Pinehurst Trading, Inc.           -              -              -        2,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

KZH Waterside LLC                 -              -              -        2,000,000.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Principal Life Insurance          -              -              -        2,000,000.00
Company
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

Stein Roe Floating Rate           -              -              -        1,000,000.00
Limited Liability Company
-------------------------------------------------------------------------------------------


                              SCHEDULE 3.05(b)

                MATERIAL PROPERTY - NON-TRACK REAL ESTATE FOR
                    KANSAS CITY SOUTHERN INDUSTRIES, INC.
                            FINANCING ARRANGED BY
                  THE CHASE MANHATTAN BANK - JANUARY 2000*

* Note that certain values listed below are replacement insurance values, and, as such, do not purport to reflect the fair market value or appraised value of the property.
                                                                >C>
--------------------------------------------------------------------------------------------------------------------------------
No.             City    County  State  DescriptionLegal Any     Owning Entity    Value     Fed ID #  Former  To be     Title
                                                        Leases?                                      PropertMortgaged? Insurance
                                                                                                     No.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
1.   Superior   Vivian  Caddo   LA     Tie        YES           Tran-Serve,      $5,625,00043-08650861      No         No
     Tie and                           Treating                 Inc. (lease
     Timber                            Plant/12,000             with purchase
                                       sq. ft.                  opinion)
                                                                Superior Tie &
                                                                Timber
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
2.   114 W.     Kansas  Jackson MO     Office     YES   KCSR    Southern         $2,200,00044-60058432      At Closing YES
     11th St.   City                   Building         and     Development
                                       /8 story         KCSI    Corp.
                                                        leases
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
3.   Intentionally Omitted (formerly the 1020                                                        3      N/A        N/A
     Wyandotte Parking Garage)
--------------------------------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------------------------------
     Knocke     Kansas  Jackson MO     Repair     NO            KCSR/jointly               44-600075831     No         No
     Yard       City                   Facility/21,000          owned                                       (jointly
                                       sq. ft.                                                              owned)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
5.   EKC Yard   Kansas  Jackson MO     Intermodal NO            KCSR/ jointly    $12,000,0044-600075866     No         No
                City                   Facility                 owned                                       (jointly
                                                                                                            owned)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
6.   Pittsburg  PittsburCrawfordKS     Repair     NO            KCSR             $28,360,1244-600075832     Post       No
     Yard                              Facility                                  (replacement               Closing.
                                       and                                       value
                                       Maintenance                               per
                                       Buildings/                                insurance
                                       107,800                                   report)
                                       sq. ft.

                                       Machine                                   $1,191,120
                                       shop

                                       Store room
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
7.   Heavener   HeavenerLeFlore OK     Yard       NO            KCSR             $986,245  44-600075833     Post       No
     Yard                              Office,                                                              Closing
                                       small
                                       office
                                       building

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
8.   Leesville  LeesvillVernoa  LA     Yard       NO            KCSR             $826,672  44-600075851     Post       No
     Yard                              Office                                                               Closing
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
9.   Mossville  MossvillCalcasieLA     Yard       NO            KCSR             $698,497  44-600075848     Post       No
     Yard                              Office                                                               Closing.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
10.  Spindletop BeaumontJeffersoTX     Yard       NO            KCSR             $1,654,97244-600075850     Post       No
     Yard                              Office                                                               Closing
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
11.  Port       Port    JeffersoTX     Yard       NO            KCSR             $1,677,64644-600075849     Post       No
     Arthur     Arthur                 Office                                                               Closing
     Yard
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
12.  Baton      Baton   East    LA     Office     YES           KCSR                       44-60007584,     At Closing Yes
     Rouge Yard Rouge   Baton          Building/                                                     52,53
                        Rouge          15,000
                        Parish         sq. ft.
                                       1401 Foss                                 $5,947,911
                                       St
                                                                                 $1,083,516
                                       Depot
                                       Office.

                                       Mechanical
                                       Building
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
13.  New        ShrewsbuJeffersoLA     Freight    NO            KCSR             $8,393,62944-600075854,    Post       No
     Orleans                           House                                                         55, 63 Closing
     Yard                                                                        $1,813,310
                                        Engine
                                       House                                     $700,000

                                       Intermodal
                                       Facility
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
14.  Old Shell  ShrewsbuJeffersoLA     Land -     YES           Rice-Carden      $500,000  44-6011041 91    At         No
     Building                          Intermodal                                                           Closing
     Property                          storage

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
15.  Zacha Jet  Dallas  Dallas  TX     Intermodal NO            KCSR             $20,000,0044-600075857, 68 Post       No
                                       Facility                                                             Closing
                                       and other
                                       assorted
                                       property

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
16.  Venice     East    St.     IL     Yard/GeneraNO            Gateway Western  Unknown   36-368179958     No         No
     Yard       St.     Clair          Office                                                               Mortgage
                Louis                                                                                        (no
                                                                                                            records)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
17.  Mexico     Mexico  Audrain MO     Depot      NO            Gateway Western  $640,503  36-368179959     No         No
     Yard                                                                                                   Mortgage
                                                                                                            (no
                                                                                                            records)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
18.  Slater     Saline  Slater  MO     Depot      NO            Gateway Western  $389,872  36-368179960     No         No
     Yard                                                                        ($500,000                  Mortgage
                                                                                 replacement                 (no
                                                                                 cost per                   records)
                                                                                 insurance
                                                                                 report)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
19.  Pearl Yard Jackson Rankin  MS     Intermodal NO            KCSR             $10,000,0044-600075865     Post       No
                                       Facility                                                             Closing
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
20.  Sallisaw   SallisawSequoya OK     Intermodal NO            KCSR             $1,000,00044-600075867     Post       No
     Yard                              Facility                                                             Closing
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
21.  Deramus    N.      Caddo   LA     General    Yes           KCSR             $7,721,599          5      At Closing Yes
     Yard       Shreveport             Office
                                       Bldg 4601
                                       Shreveport
                                       -
                                       Blanchard
                                       Highway


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Customer                 KCSR             $2,000,00044-60007585      At         Yes
                                       Service                                   FMV                        Closing
                                       Center
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Car Shop                 KCSR             $8,306,37844-60007585      At Closing Yes
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Diesel                   KCSR             $4,834,39744-60007585      At Closing Yes
                                       Service
                                       Building
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Division                 KCSR             $2,158,54144-60007585      At Closing Yes
                                       Store Room
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Diesel                   KCSR             $1,875,25444-60007585      At Closing Yes
                                       Fuel Tanks
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Wheel Shop               KCSR             $1,789,40244-60007585      At Closing Yes
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Cafeteria                KCSR             $1,671,48244-60007585      At Closing Yes
                                       Building
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       KCST                     KCSR             $1,191,84544-60007585      At Closing Yes
                                       Building
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Yard                     KCSR             $958,145  44-60007585      At Closing Yes
                                       Office
                                       500 N.
                                       Lakeshore
                                       Dr.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Truck                    KCSR             $917,292  44-60007585      At Closing Yes
                                       Garage
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Running                  KCSR             $912,108  44-60007585      At Closing Yes
                                       Repair
                                       Building
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Sand                     KCSR             $709,030  44-60007585      At Closing Yes
                                       Blast
                                       Building
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Diesel                   KCSR             $14,723,7144-60007585      At Closing Yes
                                       Shop
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       Intermodal               KCSR Trans       $5,000,00044-60007585      At Closing Yes
                                       Facility                 Service
                                       4365
                                       Blanchard
                                       Road
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
22.  Piggly     N.      Caddo   LA     Warehouse/ YES           Rice Carden      $130,680  44-60110418      At Closing Yes
     Wiggly     Shreveport             354,000                  (successor by    -
     Warehouse                         sq. ft.                  merger to        201,360
     (Walmart)                         (individual              Tolmak)          (Land)
     N.                                parcel
     Lakeshore                         within
     Drive                             Deramus                                   $3,181,820-3,181,820
                                       Yard                                      (Warehouse)
                                                                                 Total
                                                                                 may be
                                                                                 $5,047,000
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
No.             City    County  State  DescriptionLegal Any     Owning Entity    Value     Fed ID #  Former  To be     Title
                                                        Leases?                                      PropertMortgaged? Insurance
                                                                                                     No.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
23.  N. &       N.      Caddo   LA     Land       YES           Rice-Carden      $386,000-744-601104123     At         Yes
     adjacent   Shreveport             (individual                               (together                  Closing
     to Piggly                         parcel                                    with
     Wiggle                            within                                    No.24)
     Whse                              Deramus
                                       Yard)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
24.  JD         N.      Caddo   LA     Land       YES           Rice Carden      $386,000-744-601104116     At Closing Yes
     Woolworth  Shreveport                                                       (together
     Tr                                                                          with No.
                                                                                 23)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
25.  Steeltown  Port    JeffersoTX     Coal and   YES           Pabtex, Inc.                         9      At Closing Yes
                Arthur                 Coke                     (improvements)
                                       Handling
                                       Facility
                                       (PABTEX)
                Port    JeffersoTX     Land                     Rice-Carden      $700,000  44-60110419      At Closing Yes
                Arthur                                          (Land)           (Land)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Steeltown  Port    JeffersoTX     Land       YES           Rice-Carden      $500,000-644-601104124     At Closing Yes
     Industrial Arthur
     Park
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
26.  Hollyfield Port    JeffersoTX     Waterfront YES           Rice-Carden      $4,900,00044-601104110     At Closing Yes
     Property   Arthur                 docks,
     Parcel C                          land for
                                       development
                                       1,025
                                       acres

                                       Docks at
                                       Slip No. 3

                                       Docks at
                                       Turning
                                       Basin
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Hollyfield Port    JeffersoTX     Bulk       YES           KCSI             $2,000,000          10     At Closing Yes
     C          Arthur                 Handling                                  book
                                       Facility                                  value
                                       (PABFAC)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Hollyfield Port    JeffersoTX     Intermodal YES           Joint KCSR and   $2,000,000          69     At Closing Yes
     C          Arthur                 Facility                 Southern Norfolk
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Hollyfield Port    JeffersoTX     Land       YES           Rice-Carden      $100,000-144-601104182     At Closing Yes
     Property   Arthur
     Parcel A
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Hollyfield Port    JeffersoTX     Land       YES           Rice-Carden      $100,000-144-601104183     At Closing Yes
     Property   Arthur
     Parcel B
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
27.  Hoeschst   Port    JeffersoTX     Land       YES   YES     Rice-Carden      $5,400,00044-601104111     At Closing Yes
     Celanese   Arthur
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
28.             Port    JeffersoTX     Building                 Rice-Carden      $1,125,00044-601104127     No.        No
                Arthur                 at Slip                                                              (Demolished)
                                       No. 3
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
29.             Port    JeffersoTX     7 steel                  Rice-Carden      $3,960,00044-601104129     No.        No
                Arthur                 storage                                                              (Demolished)
                                       tanks
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
30.             Port    JeffersoTX     Watertower/pump          Rice-Carden      $1,040,00044-601104130     No         No
                Arthur                 station                                                              (Demolished)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
31.  Spindletop-BeaumontJeffersoTX     Land and   YES           Rice-Carden      $215,000-244-601104117     At Closing Yes
     Warehouse                         Warehouses                                (Land)
     Property
                                                                                 $2,035,000-2,260,000
                                                                                 (Warehouse)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
32.  Intentionally Omitted
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
33.  Jandon     Jandon  Cass    MO     Land       YES           Rice-Carden      $1,432,80044-601104112     At Closing Yes
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Jandon     Jandon  Johnson KS     Land       YES           Rice-Carden      $687,200-844-601110612     At Closing Yes
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
34.  Adams Farm Jandon  Cass    MO     Land       YES           Rice-Carden      $432,300-544-601104113     At Closing Yes
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Adams Farm Jandon  Cass    MO     Land       YES           Rice-Carden      $363,700-344-601104113     At Closing Yes
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
35.  Intentionally Omitted
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
36.  Lake       Lake    CalcasieLA     Land       YES           Rice-Carden      $1,100,00044-601104115     At Closing Yes
     Charles    Charles
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
37.  NBRD       Baton   East    LA     Land       YES           Rice-Carden      $4,099,50044-601104118     No (Toxic  No
     Industrial Rouge   Baton                                                                               property).
     Park               Rouge
                        Parish
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
38.  SpringfieldAlsen   East    LA     Land       YES           Rice-Carden      $595,000-744-601104119     At Closing Yes
     Plantation-EBR     Baton
     Parish             Rouge
                        Parish
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
39.  Munson     MarylandEat     LA     Land       Yes           Rice-Carden      $1,812,00044-601104120     At Closing Yes
     Tract-EBR          Baton
     Parish             Rouge
                        Parish
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
40.  Oscar      ScotlandEastle  LA     Land       YES           Rice-Carden      $492,000-544-601104125     At Closing Yes
     Reynaud            Baton
     Estate-EBR         Rouge
                        Parish
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
41.  New Wylie  Wylie   Collin  TX     Land-Wylie YES   YES     Rice Carden      $2,500,00044-601104121     At Closing Yes
     Yard                              Enterprises              (successor by    FMV
                                                                merger to
                                                                Tolmak)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     New Wylie  Wylie   Collin  TX     Land-AlametYES           Rice Carden      $2,100,00044-601104121     At Closing Yes
     Yard                                                       (successor by    FMV
                                                                merger to
                                                                Tolmak)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     New Wylie  Wylie   Collin  TX     Land-HarrisYES           KCSR             $250,000  44-600075821     At Closing Yes
     Yard                                                                        Book
                                                                                 Value
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
42.  NEID-Front Kansas  Jackson MO     Land       YES           Rice-Carden      $918,000-144-601104122     At Closing Yes
     Street &   City
     Topping
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
43.  Coburg     Kansas  Jackson MO     Land       YES           Rice-Carden      $350,000  44-601104172     At Closing No
     Yard       City                                                             -
                                                                                 $500,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
44.  Numbers 44-53 are
     Intentionally Omitted
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
54.  Minden     Minden  Webster LA     Land       YES           Rice-Carden      $650,000  44-601104187     At Closing No
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
55   Numbers 55-58 are
     Intentionally Omitted.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
59.  12110      Dallas  Dallas  TX     Warehouse  YES   YES     KCSR             $3,000,00044-6000758New    At Closing No
     Garland                           and 9                                                         Property
     Road                              acres
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
60.  5801       Kansas  Jackson MO     Truck      YES   YES     Rice Carden      $2,200,00044-6011041New    At Closing No
     Gardner    City                   terminal                                                      Property
                                       and 8
                                       acres
--------------------------------------------------------------------------------------------------------------------------------

                                                    Schedule 3.05(c) to the
                                                           Credit Agreement


                        PENDING CONDEMNATION PROCEEDINGS

None.

                                                      Schedule 3.06 to the
                                                          Credit Agreement
                                DISCLOSED MATTERS

LEGAL

Duncan Case

         In 1998, a jury in Beauregard Parish, Louisiana returned a verdict against the Borrower in the amount of $16.3 million. The Louisiana state case arose from a railroad crossing accident which occurred at Oretta, Louisiana on September 11, 1994, in which three individuals were injured. Of the three, one was injured fatally, one was rendered quadriplegic and the third suffered less serious injures.

         Subsequent to the verdict, the trial court held that the plaintiffs were entitled to interest on the judgment from the date the suit was filed, dismissed the verdict against one defendant and reallocated the judgment of that verdict to the remaining defendants. The resulting total judgment against the Borrower, together with interest, was approximately $26.7 million at September 30, 1999.

         On November 3, 1999 the Third Circuit Court of Appeals in Louisiana affirmed the judgment. Review will now be sought in the Louisiana Supreme Court.

Bogalusa Cases

         In July 1996, the Borrower was named as one of 27 defendants in various lawsuits in Louisiana and Mississippi arising from the explosion of a rail car loaded with chemicals in Bogalusa, Louisiana on October 23, 1995. As a result of the explosion, nitrogen dioxide and oxides of nitrogen were released into the atmosphere over parts of that town and the surrounding area allegedly causing evacuations and injuries. Approximately 25,000 residents of Louisiana and Mississippi have asserted claims to recover damages allegedly caused by exposure to the chemicals.

         The Borrower neither owned nor leased the rail car or the rails on which the rail car was located at the time of the explosion in Bogalusa. The Borrower did, however, move the rail car from Jackson to Vicksburg, Mississippi, where it was loaded with chemicals, and back to Jackson where the car was tendered to the Illinois Central Railway Company ("IC"). The explosion occurred more than 15 days after the Borrower last transported the rail car. The car was loaded by the shipper in excess of its standard weight, but under the car's capacity, when it was transported by the Borrower to interchange with the IC.

         The trial of a group of 20 plaintiffs in the Mississippi lawsuits arising from the chemical release resulted in a jury verdict and judgment in favor of the Borrower in June 1999. The jury found that the Borrower was not negligent and that the plaintiffs had failed to prove that they were damaged. The trial of the Louisiana class action and the trial of another group of Mississippi plaintiffs could both begin during the year 2000.

ENVIRONMENTAL

Roston Foundry Site

         Borrower  received a request  for  information  from the United  States
Environmental Protection Agency in 1999 concerning a site in Alexandria, Louisiana called the Ruston Foundry Site. The request for information was for the purpose of hazard ranking. The site partially consisted of real estate formerly owned by the Louisiana and Arkansas Railway Company (which has since been merged into the Borrower) and is adjacent to a right of way currently owned by the Borrower. The Borrower provided all requested information. At this time Borrower is monitoring the process. To Borrower's knowledge the hazard ranking has not been completed.

12th Street Yard, Kansas City, MO

         The Gateway Western Railway Company (the "GWWR") is successor in title of this property to Chicago, Missouri & Western Railroad (the "CMW"), which purchased this property and others from the Illinois Central (the "IC") in 1987. The facility has been used as a roundhouse and fueling facility for many years prior to IC's sale to CMW. GWWR has not used this facility since May 1990.

         In 1993, GWWR initiated underground storage tanks removal activities at a location immediately adjacent to this site. Evidence of significant leakage was observed and a site investigation was conducted to determine the extent of leakage. The investigation revealed extensive surface and subsurface soil contamination and free phase contamination of shallow groundwater. The known contaminant of concern is diesel fuel and sources were identified to be the underground storage tanks and the nearby fueling facility. A groundwater recovery trench and well, with an above ground oil-water separator, was installed and has been operating since that time in an effort to remove free phase diesel fuel from the top of the shallow groundwater and to limit further migration, thereby confining the impacted area to GWWR property.

         The Missouri Department of Natural Resources (MDNR) has been advised of GWWR's findings and approved GWWR's plans to date to remediate excavated soils from the underground tank holdings and to remove the free phase diesel fuel from the shallow groundwater. Recovery of free phase diesel fuel from the top of shallow groundwater and quarterly sampling and reporting to MDNR is ongoing. Although not required at this time, a plan for remediation of area soils, other than the UST hold soils, will be required to be prepared and implemented.

         GWWR is also entitled under provisions of the CMW-IC environmental liability agreement, to recover certain environmental investigative and cleanup costs of historically contaminated sites, in the opinion of GWWR counsel. GWWR has asserted a timely claim to the IC for recovery of all such GWWR expenditures, including those associated with this site.
Underground Storage Tanks

         GWWR undertook the removal of all known underground storage tanks in 1993. Three USTs at E. St. Louis Yard and two USTs at Venice Yard were removed. However, during the removals, evidence of historical UST leakage was observed. Based on this information, plans for remediation and monitoring were developed, and submitted and approved by the Illinois Environmental protection Agency. These plans are being implemented for purposes of securing approved closure of both sites' USTs.

         There may also exist other orphan USTs, that is, abandoned and now lawfully closed, which are yet unknown. Based on historical experience with railroad real estate, such tanks are left upon the premises by former tenants and operators.

         Securing approved closure of the E. St. Louis and Venice sites is expected in 2000.

         GWWR is also entitled, under provisions of the CMW-IC environmental liability agreement, to recover certain environmental investigative and cleanup costs of historically contaminated sites, in the opinion of GWWR counsel. GWWR has asserted a timely claim to the IC for recovery of all such GWWR expenditures, including those associated with these sites.

East St. Louis, IL Yard - Mechanical Facilities (existing and former Hump Yard)

         GWWR is successor in title of this property to CMW railroad, which purchased this property and others from IC in 1987. The facility had been used as a roundhouse and fueling facility for many years prior to IC's sale to CMW. GWWR has continued to use this existing facility. GWWR has not used the former Hump Yard fueling facilities.

         GWWR has known of contaminated ballast and subsoils in the area of the existing fueling facility near the existing roundhouse area. GWWR has performed partial remediation of these materials, known to be contaminated with diesel fuel. Such materials have been removed and converted to asphaltic pavement applied elsewhere in this yard facility. Additional track pans have been installed. Surface runoff is collected and treated at the facility permitted wastewater treatment unit.

         Additional remedial investigations are underway to determine the character and extent of remaining contamination at this facility. The results of these studies will enable an estimation of environmental liability at both of these facilities. Reports are expected in the first quarter of 2000.

         GWWR is also entitled, under provisions of the CMW-IC environmental liability agreement, to recover certain environmental investigative and cleanup costs of historically contaminated sites, in the opinion of GWWR counsel. GWWR has asserted a timely claim to the IC for recovery of all such GWWR expenditures, including those associated with these sites.

Venice, Illinois Yard, Roodhouse, Illinois Yard - Former Roundhouses and Fueling Facilities

         GWWR is successor in title of these properties to CMW railroad, which purchased these properties and others from IC in 1987. The facilities had been used as roundhouse and fueling facilities for many years prior to IC's sale to CMW. GWWR has not used these facilities.

         Preliminary investigations of these facilities conducted in 1995 and 1997 indicated likely surface and subsurface soil contamination and a potential for groundwater contamination from past activities. Additional, more detailed remedial investigations are underway to determine the character and extent of contamination at these facilities. The results of these studies will enable an estimation of environmental liability at these facilities. Reports are expected in the first quarter of 2000.

         GWWR is also entitled, under provisions of the CMW-IC environmental liability agreement, to recover certain environmental investigative and cleanup costs of historically contaminated sites, in the opinion of GWWR counsel. GWWR has asserted a timely claim to the IC for recovery of all such GWWR expenditures, including those associated with these sites.

Mexico, Missouri Existing Locomotive Service Area and Former Fueling Facility

         GWWR is successor in title of this property to CMW, which purchased this property and others from IC in 1987. These facilities include the existing locomotive service facility, which has been used by the GWWR, and a former fueling facility near the southeast leg of the wye, which has not been used by the GWWR, but had been used as a fueling facility for many years prior to IC' sale to CMW.

         Preliminary investigations of this facility conducted in 1995 and 1997 indicated likely surface and subsurface soil contamination and a potential for groundwater contamination from past activities. Additional, more detailed remedial investigations, are underway to determine the character and extent of contamination at this facility. The results of these studies will enable an estimation of environmental liability at these facilities. Reports are expected in the first quarter of 2000.

         GWWR is also entitled, under provisions of the CMW-IC environmental liability agreement, to recover certain environmental investigative and cleanup costs of historically contaminated sites, in the opinion of GWWR counsel. GWWR has asserted a timely claim to the IC for recovery of all such GWWR expenditures, including those associated with these sites.



                                                                                               Schedule 3.12 to the
                                                                                                   Credit Agreement
                                  SUBSIDIARIES
                          Transportation Subsidiaries                    Percentage of            State or other Jurisdiction of
                                                                           Ownership              Incorporation or Organization
           Canama Transportation, Inc. (1)                                    100                         Cayman Islands
           Caymex Transportation, Inc. (2)*                                   100                        Cayman Islands,
                                                                                                     domesticated in Delaware
           Gateway Eastern Railway Company (3)*                               100                            Illinois
           Gateway Western Railway Company (4)*                               100                            Illinois
           Global Terminaling Services, Inc. (5)*                             100                            Delaware
           Kansas City Southern Lines, Inc. (6)*                              100                            Delaware
           KCS Transportation Company (2)*                                    100                            Delaware
           Mid-South Microwave, Inc. (2)*                                     100                            Delaware
           NAFTA Rail, S.A. de C.V. (1)                                       100                             Mexico
           SCC Holdings, Inc. (2)*                                            100                            Delaware
           North American Freight Transportation Alliance Rail                100                            Delaware
           Corporation (7)
           Port Arthur Bulk Marine Terminal Co. (8)                            80                          Partnership
           Rice-Carden Corporation (2)*                                       100                            Missouri
           Southern Development Company (2)*                                  100                            Missouri
           Southern Industrial Services, Inc. (7)*                            100                            Delaware
           The Kansas City Southern Railway Company (7)*                      100                            Missouri
           Trans-Serve, Inc. (5)*                                             100                            Delaware
           TransFin Insurance, Ltd. (7)                                       100                            Vermont
           Veals, Inc. (7)*                                                   100                            Delaware
           Wyandotte Garage Corporation (7)                                    80                            Missouri


                                Financial Asset                          Percentage of            State or Other Jurisdiction of
                            Management Subsidiaries                        Ownership              Incorporation or Organization

           Berger LLC (9)                                                      80                            Delaware
           Berger Distributors, Inc. (10)                                     100                            Delaware
           DST Systems, Inc. (9)                                               32                            Delaware
           Stilwell Financial, Inc. (6)                                       100                            Delaware
           FAM UK Limited (11)                                                100                         United Kingdom
           Stilwell Management, Inc. (11)                                     100                            Delaware
           Fillmore Agency, Inc. (11)                                         100                            Colorado
           Fountain Investments, Inc. (11)                                    100                            Missouri
           Fountain Investments UK (11)                                       100                         United Kingdom
           Janus Capital Corporation (11)                                      82                            Colorado
           Janus Capital International Ltd. (12)                              100                            Colorado
           Janus Distributors, Inc. (12)                                      100                            Colorado
           Janus Service Corp. (12)                                           100                            Colorado
           Joseph Nelson Limited (13)                                         100                         United Kingdom
           Nelson Investment Planning Limited (13)                            100                         United Kingdom
           Nelson Investment Management Limited (13)                          100                         United Kingdom
           Nelson Money Managers plc (15)                                      80                         United Kingdom
           PVI, Inc. (11)                                                     100                            Delaware
           Taproot Limited (13)                                               100                         United Kingdom
(1)      Subsidiary of Caymex Transportation, Inc.
(2)      Subsidiary of The Kansas City Southern Railway Company
(3)      Subsidiary of Gateway Western Railway Company
(4)      Subsidiary of KCS Transportation Company
(5)      Subsidiary of Southern Industrial Services, Inc.
(6)      Subsidiary of Kansas City Southern Industries, Inc.
(7)      Subsidiary of Kansas City Southern Lines, Inc.
(8)      Subsidiary of Rice-Carden Corporation
(9)      Subsidiary of Stilwell Management, Inc.
(10)     Subsidiary of Berger LLC
(11)     Subsidiary of Stilwell Financial, Inc.
(12)     Subsidiary of Janus Capital Corporation
(13)     Subsidiary of Nelson Money Managers plc
(14)     Subsidiary of Joseph Nelson Limited
(15)     Subsidiary of FAM UK Limited

* Indicates those parties which are Loan Parties.


                                                         Schedule 3.13 to the
                                                             Credit Agreement


                                  INSURANCE

============================================================================================================================

        Coverage          Covered Operations          Carrier              Limits         Deductibles      Expiration Dates
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Property                 All rail and         Aon Property Facility    $175,000,000   $5,000 each/every      April 1,2000
("All-risk" coverage)    non-rail operations  (Swiss Re insurance and                 loss
                                              various other insurers)                 $100,000 annual
                                                                                      aggregate (non-rail)
                                                                                      $2,000,000 annual
                                                                                      aggregate (rail)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Rail Liability           All railroad         Lloyds                   $250,000,000   $3,000,000             June 1, 2000
(Including FELA)         operations           Am-Re Managers                          self-insured
                                              CAN                                     retention
                                              Lexington
                                              (and various other
                                              insurers)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Non-Rail Liability       All operations       Travelers                $25,000,000    None                  August 1, 2000
(Including automobile    except railroad
general liability and
employers liability)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Workers Compensation     All operations       Travelers                Statutory      None                  August 1, 2000
                         except railroad
============================================================================================================================



                                                                                                                 13
21042580\V-1

21042580\V-1
                                                                                               Schedule 6.01 to the
                                                                                                   Credit Agreement

                              EXISTING INDEBTEDNESS

------------------------- ------------------------- ----------------------- ------------------- ----------------------
        Obligor                    Payee                 Description             Maturity              Balance
                                                                                                      @9/30/99
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

    The Kansas City
    Southern Railway           Chemical Bank         Locomotive Purchase           8/04              $4,620,550
        Company
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

    The Kansas City            Chemical Bank         Locomotive Purchase           1/03               7,807,834
Southern Railway Company
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

    The Kansas City       The Chase Manhattan Bank   Locomotive Purchase          12/06              43,265,552
Southern Railway Company
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

    The Kansas City           Bank of New York       Locomotive Purchase           5/03              14,405,798
Southern Railway Company
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

    The Kansas City         Connecticut Bank and        Capital Lease/             6/04               1,156,314
Southern Railway Company           Trust                Rolling Stock
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

    The Kansas City          Trinity Industries         Capital Lease/             2/06                614,048
Southern Railway Company                                Rolling Stock
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

    The Kansas City             Pitney Bowes            Capital Lease/             9/09               2,339,322
Southern Railway Company                                Rolling Stock
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

Gateway Western Railway      State of Illinois           Jacksonville              1/06                556,063
        Company                                     Rehabilitation Project
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

Gateway Western Railway      State of Illinois          East St. Louis             4/07                242,220
        Company                                     Rehabilitation Project
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

Gateway Western Railway      State of Illinois           Roadhouse to              1/07               2,378,894
        Company                                         East Louisiana
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------
                                                      Venice Intermodel
Gateway Western Railway      State of Illinois             Facility               12/09               1,844,644
        Company                                         Rehabilitation
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

Gateway Eastern Railway      State of Illinois          Rehabilitation             2/18                914,645
        Company                                       Project Wann-Lenox
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

    Wyandotte Garage          Lincoln National       Mortgage on Property         12/12               5,653,829
      Corporation
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------

  Southern Industrial
    Services, Inc./                 IRB                      IRB                   5/04               5,000,000
    TranServe, Inc.
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------
                                                      Contingent Capital
  Kansas City Southern              TFM                  contribution              N/A               74,600,000
    Industries, Inc.                                      obligation
------------------------- ------------------------- ----------------------- ------------------- ----------------------
------------------------- ------------------------- ----------------------- ------------------- ----------------------
                                                      Contingent Capital                              7,500,000
  Kansas City Southern      Panama Canal Railway         contribution              N/A             (+5% of Project
    Industries, Inc.              Company                 obligation                              Completion Costs)
------------------------- ------------------------- ----------------------- ------------------- ----------------------


21042580\V-1

                                                                                               Schedule 6.02 to the
                                                                                                   Credit Agreement
                                 EXISTING LIENS


------------------------------------- --------------------------------- ------------------------- --------------------

               Debtor                          Secured Party                   Collateral            Debt Secured
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway             Chemical Bank                                          $4,620,550
              Company                                                     Specific Locomotives
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway             Chemical Bank                                           7,807,834
              Company                                                     Specific Locomotives
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway            Bank of New York                                        14,405,798
              Company                                                     Specific Locomotives
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway               The Chase                                            43,265,552
              Company                          Manhattan Bank             Specific Locomotives
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway              Connecticut                  Capital Lease/            1,156,314
              Company                          Bank and Trust                Rolling Stock
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway                Trinity                    Capital Lease/             614,048
              Company                                                        Rolling Stock
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway              Pitney Bowes                 Capital Lease/            2,339,322
              Company                                                        Rolling Stock
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

                                             State of Illinois           Rehabilitation Project         556,063
  Gateway Western Railway Company                                                Assets
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

                                             State of Illinois           Rehabilitation Project         242,220
  Gateway Western Railway Company                                                Assets
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

                                             State of Illinois           Rehabilitation Project        2,378,894
  Gateway Western Railway Company                                                Assets
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

                                             State of Illinois           Rehabilitation Project        1,844,644
  Gateway Western Railway Company                                                Assets
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

                                             State of Illinois           Rehabilitation Project         914,645
  Gateway Eastern Railway Company                                                Assets
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

                                              Lincoln National                    Real                 5,653,829
    Wyandotte Garage Corporation                                                Property
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

   Southern Industrial Services,                    IRB                          Plant                 5,000,000
           Inc./TranServe
------------------------------------- --------------------------------- ------------------------- --------------------


                                                                                               Schedule 6.02 to the
                                                                                                   Credit Agreement
                                 EXISTING LIENS

------------------------------------- --------------------------------- ------------------------- --------------------

               Debtor                          Secured Party                   Collateral            Debt Secured
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

          Gateway Western                    State of Missouri               [Fixed Assets]              Flood
          Railway Company                                                                            Relief Grant
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway       GE Capital Fleet Services         Specific Equipment          Operating
              Company                                                    Under Operating Leases         Leases
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway        Puckett Machine Company          Specific Equipment          Operating
              Company                                                    Under Operating Leases         Leases
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway               IBM Credit                Specific Equipment          Operating
              Company                                                    Under Operating Leases         Leases
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway         Storage Tek Financial           Specific Equipment          Operating
              Company                                                    Under Operating Leases         Leases
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway            General Electric             Specific Equipment          Operating
              Company                       Capital Corporation          Under Operating Leases         Leases
------------------------------------- --------------------------------- ------------------------- --------------------
------------------------------------- --------------------------------- ------------------------- --------------------

  The Kansas City Southern Railway           GE Capital Modular                 Trailer                Operating
              Company                                                                                   Leases
------------------------------------- --------------------------------- ------------------------- --------------------

                                                           Schedule 6.07 to the
                                                                Credit Agreement


                           RESTRICTIONS AND CONDITIONS
                           OF CERTAIN OTHER AGREEMENTS

         The  Wyandotte  Garage  Corporation  has entered into a mortgage  which
restricts  its  ability  to  pledge  its  assets,   give   guarantees  and  make
distributions.

                                                                       EXHIBIT A



                                                     [FORM OF]

                            ASSIGNMENT AND ACCEPTANCE


                  Reference is made to the Credit Agreement dated as of January 11, 2000 (as amended and in effect on the date hereof, the "Credit Agreement"), among Kansas City Southern Industries, Inc., The Kansas City Southern Railway Company, the lenders from time to time party thereto and The Chase Manhattan Bank, as administrative agent, collateral agent and issuing bank. Terms defined in the Credit Agreement are used herein with the same meanings.

                  The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Commitment of the Assignor on the Assignment Date and Revolving Loans owing to the Assignor which are outstanding on the Assignment Date, together with the participations in Letters of Credit, LC Disbursements and Swingline Loans held by the Assignor on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

                  This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.17(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 9.04(b) of the Credit Agreement.

                  This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
("Assignment Date"):

21042580\V-1


                                        Percentage          Assigned          of
                                        Facility/Commitment  (set  forth,  to at
                                        least 8 decimals,  as a Principal Amount
                                        Assigned  percentage of the Facility and
                                        (and    identifying    information   the
                                        aggregate   Commitments  of  all  as  to
                                        individual      Competitive      Lenders
                                        thereunder) Loans)

Facility

Revolving Commitment Assigned:          $                              %

Revolving Loans Assigned:

Tranche A Term Loans Assigned:

Tranche B Term Loans Assigned:

Tranche X Term Loans Assigned:

The terms set forth above and on the reverse side hereof are hereby agreed to:


                                   [Name of Assignor]    , as Assignor

                                   By: ________________________________
                                          Name:
                                          Title:


                                   [Name of Assignee]   , as Assignee

                                   By: ________________________________
                                          Name:
                                          Title:


The undersigned hereby consent to the within assignment: 1/

THE KANSAS CITY SOUTHERN             THE CHASE MANHATTAN BANK,
RAILWAY COMPANY,                     as Administrative Agent,


By: ________________________         By: ___________________________
       Name:                                Name:
       Title:                               Title:

FORM OF OPINION OF SONNENSCHEIN NATH & ROSENTHAL     EXHIBIT B

      SONNENSCHEIN NATH & ROSENTHAL

             8000 SEARS TOWER

       CHICAGO, ILLINOIS 60606-6404                             (312) 876-8000

                                                                       FACSIMILE
                                                                  (312) 876-7934





                                January 11, 2000


To the Lenders, the Administrative
  Agent, the Collateral Agent and
  the Issuing Bank referred to below
c/o The Chase Manhattan Bank,
  as Administrative Agent
270 Park Avenue
New York, NY  10017

         Re:      Credit Facilities for the Kansas City Southern Railway Company

Ladies and Gentlemen:

         We have acted as counsel for Kansas City Southern Industries, Inc., a Delaware corporation ("Holdings"), The Kansas City Southern Railway Company, a Missouri corporation (the "Borrower"), and each other Domestic Subsidiary of Holdings set forth on Schedule I hereto (which Holdings has advised us includes all Domestic Subsidiaries which are Significant Subsidiaries), (together with Holdings and the Borrower, the "Loan Parties"), in connection with the Credit Agreement dated as of January 11, 2000, among Holdings, the Borrower, the lenders from time to time party thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent"), collateral agent (in such capacity, the "Collateral Agent"), issuing bank (in such capacity, the "Issuing Bank") and swingline lender (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for purposes of this opinion, including (i) the Credit Agreement, (ii) the Pledge Agreement, (iii) the Security Agreement, (iv) the Guarantee Agreement,
(v) the Indemnity, Subrogation and Contribution Agreement, (vi) each form of Mortgage, Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement described on Schedule II hereto (collectively the "Mortgage"), to be recorded in the recording offices listed in Schedule II hereto; (vii) the fee letter from the Administrative Agent and Chase Securities Inc. dated December 6, 1999 to and acknowledged by Holdings and the Borrower;
(viii) the Perfection Certificate; and (ix) executed copies of the UCC-1 financing statements listed on Schedule III hereto (the "Financing Statements") (the documents described in the above clauses (i) through (vii) as executed and delivered on the date hereof being collectively referred to herein as the "Agreements").

         As to questions of fact material to the opinions set forth herein, we have relied upon the representations of the Loan Parties set forth in the Agreements, certificates of officers and other representatives of the Loan Parties and factual information we have obtained from such other sources as we have deemed reasonable. We have assumed without investigation that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter. We have not independently verified the accuracy of the matters set forth in the written statements or certificates upon which we have relied, nor have we undertaken any lien, suit or judgment searches or searches of court dockets in any jurisdiction. For purposes of the opinion in paragraph 1, we have relied exclusively upon certificates issued by relevant governmental authorities in the relevant jurisdictions, and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by that certificate.

         We have assumed (i) the genuineness and authenticity of all documents examined by us and all signatures thereon, and the conformity to originals of all copies of all documents examined by us; (ii) that the execution, delivery and/or acceptance of the Agreements have been duly authorized by all action, corporate or otherwise, necessary by the parties to the Agreements other than the Loan Parties (those parties other than the Loan Parties are hereinafter collectively referred to as the "Other Parties") and that the Agreements are enforceable against the Other Parties to the extent a party thereto; (iii) the legal capacity of all natural persons executing the Agreements; (iv) that each of the Other Parties has satisfied those legal requirements that are applicable to it to the extent necessary to make the Agreements enforceable against it; (v) that each of the Other Parties has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Agreements; (vi) the payment by the Loan Parties' stockholders of each of the Pledged Subsidiaries (or prior holders of each of their shares of stock) of the full and sufficient consideration due from them to the applicable issuer of such shares upon issuance of such shares; (vii) that the Agreements accurately describe and contain the mutual understandings of the parties, and that there are no oral or written statements or agreements or usages of trade or courses of prior dealings among the parties that would modify, amend or vary any of the terms of the Agreements; (viii) that the Other Parties will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Agreements; (ix) the constitutionality or validity of a relevant statute, rule, regulation or agency action is not in issue; (x) that each Loan Party holds requisite title and rights to property involved in the transactions contemplated by the Agreements; (xi) all agreements other than the Agreements which we have reviewed in connection with our letter would be enforced as written; (xii) that there has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence; (xiii) that each of the Other Parties and any agent acting for any of them in connection with the Agreements have acted without notice of any defense against the enforcement of any rights created by, or adverse claim to any property in which a security interest is purported to be created pursuant to, the Agreements, (xiv) none of the Collateral consists or will consist of consumer goods, equipment used in farming operations, farm products, crops, timber or minerals and the like (including oil and gas) or accounts resulting from the sale thereof, any beneficial interest in a trust or a decedent's estate or letters of credit; (xv) the representations and warranties in the Agreements and the information on the schedules to all Agreements regarding the locations and descriptions of Collateral and chief executive office and other matters are accurate and complete; (xvi) no accounts, chattel paper or general intangibles are or will be due from the United States or any State of the United States or any agency or department of the United States or of any State; (xviii) that no Subsidiary Loan Party is insolvent or rendered insolent by virtue of the Loan Party's obligations incurred under the Agreements to which it is a party; and (xix) the Lenders have given value to each of the Loan Parties within the meaning of
Section 9-203 of the Uniform Commercial Code as in effect in the State(s) of Illinois, Kansas and Missouri (the "UCC").

         We confirm that we do not have any actual knowledge which has caused us to conclude that our reliance and assumptions cited in the two preceding paragraphs are unwarranted or that any information supplied in this letter is wrong.

         As used in this opinion with respect to any matter, the qualifying phrase "to the best of our knowledge" or "our actual knowledge" or such similar phrase means the conscious awareness of facts or other information by: (i) the lawyer signing this opinion; (ii) any lawyer who has had active involvement in negotiating or preparing the Agreements or this opinion or has had a substantial role in advising Holdings in connection with the Spin-Off. In this regard, it is noted that we have not made any special review or investigation in connection with rendering any opinion so qualified other than inquiry of various officers, in-house legal counsel and key employees of the various Loan Parties and a review of material agreements brought to our attention.

         Based on the foregoing, and in reliance thereon, and subject to the qualifications, limitations and exceptions stated herein, we are of the opinion, having due regard for such legal considerations as we deem relevant, that:

         1. Each Loan Party (a) is validly existing and in good standing under the laws of its jurisdiction of organization and is a foreign corporation qualified to do business and in good standing in each jurisdiction as set forth on Schedule I attached hereto and (b) has the corporate power and authority to carry on its business as now conducted.

         2. The execution and delivery of the Perfection Certificate and the Financing Statements and the execution, delivery and performance of each of the Agreements are within each Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. The Agreements have been duly executed and delivered by each Loan Party a party thereto, as applicable, and constitute legal, valid and binding obligations of each Loan Party, as applicable, enforceable in accordance with their terms.

         3. The execution, delivery and performance of the Agreements by each Loan Party thereto: (a) does not require any consent or approval of, registration or filing with or any other action by any Governmental Authority,
(b) will not violate any applicable law or regulation or the charter or by-laws, or any other organizational documents or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, material agreement or other material instrument of which we are aware and which are binding upon any Loan Party or any Loan Party's assets, or give rise to a right thereunder to require any payment to be made by any Loan Party and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Agreements, except, in each case, (i) such consents, approvals, registration and filings which have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created under the Agreements and (iii) in any case where, individually or in the aggregate, the failure to file, obtain consent or any violation could not reasonably be expected to result in a Material Adverse Effect.

         4. To the best of our knowledge, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or threatened against or affecting any Loan Party (a) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (other than as described in Holdings Form 10K filed with the SEC for fiscal year ended December 31, 1998 and the Disclosed Matters) or (b) that involve the Agreements or the Transactions.

         5. No Loan Party is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         6. Execution and delivery of the Pledge Agreement, together with delivery to and the continued possession by the Collateral Agent of (i) all the Equity Interests pledged under the Pledge Agreement (the "Pledged Equity Interests") which are (a) represented by certificates, together with stock powers properly executed in blank with respect thereto or (b) upon the proper filing of the Financing Statements in the jurisdictions noted thereon and (ii) all notes representing Indebtedness pledged under the Pledge Agreement (the "Pledged Indebtedness") together with the note powers properly executed in blank with respect thereto will, in each case, create and perfect a valid security interest in the Pledged Equity Interests and Pledged Indebtedness pledged on the date hereof under the Pledge Agreement.

         7. The provisions of the Security Agreement are sufficient to create in favor of the Collateral Agent for the benefit of the Secured Parties a legal, valid and enforceable security interest in all right, title and interest of the respective Loan Parties in the Collateral located in the states of Illinois, Kansas and Missouri described therein to the extent a security interest can be created in such Collateral under Article 9 of the Uniform Commercial Code as in effect in the states of Illinois, Kansas and Missouri. We have examined the Financing Statements to be filed in the filing offices (the "UCC Filing Offices") listed for the Loan Parties on Schedule III attached hereto, and upon the filing of the Financing Statements in the UCC Filing Offices, the Collateral Agent shall have a perfected security interest in those items and types of Collateral described in the Security Agreement which are located or deemed located in Illinois, Missouri or Kansas and in which a security interest may be perfected by filing a financing statement under Article 9 of the UCC (the "UCC Collateral").

         8. Neither the Administrative Agent, the Collateral Agent nor any Lender is required to pay any tax or be qualified to do business or file any designation for service of process or file any reports in the States of Illinois, Missouri and Kansas or comply with any statutory or regulatory rule or requirement applicable only to financial institutions chartered or qualified to do business in the States of Illinois, Missouri and Kansas solely by reason of its execution and delivery or acceptance of the Mortgage or the other Agreements or by reason of its participation in any of the transactions under or contemplated by the Credit Agreement, including, without limitation, the making of any Loan, the issuance of any Letter of Credit, the making and receipt of payments pursuant thereto, and the exercise of any right or remedy under or with respect to the Mortgage, the Credit Agreement or the Security Agreement, and the validity of the Mortgage and the other Agreements will not be affected by any failure to so qualify or file. In the states of Missouri and Kansas, the Administrative Agent, the Collateral Agent and/or the Lender may be required to quality to do business in such states if, in the exercise of their rights and remedies, they operate or otherwise conduct business on or with the property secured by the Mortgage or the Security Agreement.

         9. Recording the Mortgage creates (i) a valid mortgage or deed of trust lien upon such of the Mortgaged Property described therein as constitutes real property under the law of the States of Illinois, Missouri and Kansas (the "Real Property") and (ii) a valid security interest in such of the other Mortgaged Property described therein as is subject to the provisions of Article 9 of the UCC to the extent such security interest may be perfected by filing under the UCC in the states of Illinois, Kansas and Missouri (the "UCC Property"), in each case in favor of the Collateral Agent for the ratable benefit of the Secured Parties. The recording of the Mortgage in the offices designated in Schedule II hereto are the only filings, recordings and registrations necessary to perfect, publish notice of and preserve the Lien of and security interest in the Real Property located with the county in which each such office is located.

         10. Except for the mortgage recordation tax payable in Kansas, no taxes or other charges, including, without limitation, intangible or documentary stamp taxes, mortgage or recording taxes, transfer taxes or similar charges, are payable to the State of Illinois, Missouri or Kansas or to any jurisdiction therein on account of the execution or delivery of the Mortgage, the Security Agreement or the other Agreements, the creation of the indebtedness evidenced or secured thereby, the creation of the Liens and security interests thereunder, or the filing, recording or registration of the Mortgage or the Financing Statements, except for nominal filing or recording fees.

         11. The Liens and security interests created by the Mortgage and the Security Agreement on or in the Mortgaged Property and the UCC Property validly secure the payment of all future Loans made by the Lenders to, and reimbursement obligations with respect to future Letters of Credit issued for the account of the Borrower, whether or not at the time such Loans are made or Letters of Credit are issued an Event of Default or other event not within the control of the Lenders has relieved or may relieve the Lenders from their obligations to make such Loans or the Issuing Bank from their obligations to issue Letters of Credit, and are perfected to the extent set forth in paragraph 7 above with respect to such future Loans and Letters of Credit. The priority of the Liens and security interests created by the Mortgage and the Security Agreement will be the same with respect to future Loans and Letters of Credit as with respect to Loans made and Letters of Credit issued on the date hereof, except to the extent that any priority may be affected by any security interest, Lien or other encumbrance imposed by law in favor of any government or governmental authority or agency and, with respect to Illinois, except to the extent that such future loans are made, or future Letters of Credit are issued, more than twenty (20) years from the date hereof. The foregoing opinions in this paragraph 11 concerning the creation of valid security interests in and priority of future loans and reimbursement of future Letters of Credit are valid only up to the maximum amount as set forth in each mortgage. We call to your attention the fact that the Mortgage covering Real Property in Kansas will not secure future advances unless (i) the additional Loans are the same kind or quality or relate to the same transaction or series of transactions as the original loans, or (ii) the note or other evidence of indebtedness specifically states on its face that it is secured by the Mortgage.

         12. The Mortgage, the Security Agreement and the Financing Statements conform to the recording requirements of the States of Illinois, Kansas and Missouri and the Mortgage and the Security Agreement contain substantially all of the remedial, waiver and other provisions normally contained in mortgages or deeds of trust and security agreements used in connection with transactions of the type and value described in the Agreements.

         13. The choice of New York law to govern the Agreements (other than the Mortgage) in which such choice is stipulated is an effective choice of law, except where there is no logical or reasonable basis for the choice of New York law and except where the choice of New York law infringes upon a fundamental policy of the applicable state. Under Illinois law the provision of the Agreements (excluding the Mortgage) stating that New York law will govern those Agreements are enforceable in Illinois so long as the court enforcing such
provisions  finds  that  New  York  bears  a  reasonable   relationship  to  the
transaction contemplated by the Agreements and that enforcement of the Agreements in accordance with New York law is not dangerous, inconvenient, immoral or contrary to the public policy of Illinois. Our opinion herein, insofar as it relates to the enforceability of the choice of law provisions of the Agreements designating New York law as the law applicable to the construction and interpretation of the Agreements by courts of the State of New York and Federal courts located within the State of New York, is predicated upon the language of Sections 5-1401 and 5-1402 of the New York General Obligations Law. We point out that, notwithstanding the language of Sections 5-1401 and 5-1402 of the New York General Obligations Law, state and Federal courts located within the State of New York have taken into consideration, and may continue to take into consideration, in determining whether to give full force and effect to a contractual choice of law provision specifying New York law as applicable, whether New York has contacts with the transaction at issue which are so minimal as to make enforcing the choice of law provision inappropriate or unreasonable. Whether the contacts between the loan transaction and the State of New York are insufficient to support the choice of New York law specified in the Agreements is a factual question which cannot be answered with certainty. We point out that the creation, perfection and enforcement of any security interest in and to all or any part of the Mortgaged Property under the Mortgage or any other Agreements will, in all likelihood, be governed by the law of the jurisdiction in which the Mortgaged Property is located and not by the laws of the State of New York.

         14. In connection with the remedies provided in the Mortgage and the Security Agreement:

                           (i) The  exercise at any time and in any order of any
                  remedies available against the UCC Property or the UCC Collateral relating to the Mortgaged Property located within the States of Kansas, Missouri or Illinois, would not be affected by, nor would the exercise at any time of such remedies affect, the exercise of any remedies relating to the Real Property, unless the Secured Obligations have been paid and performed in full.

                           (ii) The exercise of any remedies with respect to any
                  security or collateral located outside of the States of Kansas, Missouri or Illinois securing the Obligations will not affect or limit the Administrative Agent's ability to foreclose against, or exercise any other remedies with respect to, the Mortgaged Property or UCC Collateral, either contemporaneously with, or before or after the exercise of such remedies against the Collateral located outside of the States of Kansas, Missouri or Illinois, except to the extent that the fair value of such security or collateral so sold or disposed of has been appropriately applied to the payment of such obligations, or unless such obligations have been paid and performed in full.

                           (iii) There is no "one form of action" or similar law
                  in the States of Kansas, Missouri or Illinois which would limit the Secured Parties to choosing only one remedy to enforce their rights under the Mortgage and the other Agreements.

         15. To the extent so empowered under the Agreements and New York law, the Collateral Agent will have the power without naming all of the Secured Parties, to exercise remedies under the Mortgage in the states of Illinois and Kansas, for the realization of the Mortgaged Property or the Collateral (as the case may be) in its name as Collateral Agent. In the state of Missouri, the trustee will have the power without naming all of the Secured Parties, to exercise remedies under the Mortgage.

         16. The making of the Loans and the application of the proceeds thereof by the Loan Parties as provided in the Agreements will not result in a violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

         Our  opinions  as  herein   expressed  are  subject  to  the  following
qualifications and limitations:

         1. Our opinions are subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws. This exception includes:

                  (a) the Federal Bankruptcy Code and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed;

                  (b) all other Federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights of creditors generally or that have reference to or affect only creditors of specific types of debtors;

                  (c)      state fraudulent transfer and conveyance laws; and

                  (d) judicially developed doctrines in this area, such as substantive consolidation of entities and equitable subordination.

         2. Our opinions are subject to the effect of general principles of equity, whether applied by a court of law or equity. This limitation includes principles:

                  (a) governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

                  (b) affording equitable defenses (e.g., waiver, latches and estoppel) against a party seeking enforcement;

                  (c) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement;

                  (d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

                  (e)      requiring  consideration  of the  materiality  of
         (i) a breach and (ii) the consequences of the breach to the party seeking enforcement;

                  (f)      requiring   consideration   of  the  impracticability
         or impossibility of performance at the time of attempted enforcement;
         and

                  (g) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract.

         3. Our opinions are subject to the effect of the rules of law that:

                  (a) limit or affect the enforcement of provisions of a contract that purport to waive, or to require waiver of, (i) the obligations of good faith, fair dealing, diligence and reasonableness,
         (ii) broadly or vaguely stated rights, (iii) statutory, regulatory or constitutional rights, except to the extent that the statute, regulation or constitution explicitly allows waivers; (iv) unknown future defenses; and (v) rights to damages.

                  (b) provide that choice of law, forum selection, consent to jurisdiction, consent to and specification of service of process and jury waiver clauses in contracts may not be enforceable.

                  (c) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction;

                  (d) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

                  (e) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs;

                  (f) may permit a party that has materially failed to render or offer performance required by the contract to cure that failure unless
         (i) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (ii) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract;

                  (g) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights;

                  (h) relate to the sale of disposition of collateral or the requirements (including, without limitation, notice) of a commercially reasonable sale;

                  (i) may in the absence of a contemporaneous waiver or consent, discharge a guarantor to the extent that (i) action by a creditor impairs the value of collateral security for guaranteed debt to the detriment of a guarantor, or (ii) a guaranteed obligation is materially modified; or

                  (j) may  restrict  or prohibit  the ability of the  Collateral
         Agent to collect rents and profits prior to the time the Collateral Agent takes legal possession.

         4. We express no opinion as to the laws of any jurisdiction other than the laws of the States of Illinois, Missouri, Kansas and New York (excluding, in each case, local laws), Delaware corporate laws and the federal laws of the United States of America. Our opinions herein are expressly limited to the application and interpretation of the laws of each state by a court of competent jurisdiction in that state only.

         5. Except to the extent that such issues are specifically addressed herein, we express no opinion as to any of the following legal issues:

                  (a) pension and employee benefit laws and regulations (e.g., ERISA);

                  (b)  compliance with fiduciary duty requirements;

                  (c)  fraudulent transfer and fraudulent conveyance laws;

                  (d)  Federal and state tax laws and regulations;

                  (e) Federal and state laws, regulations and policies concerning (i) national and local emergency, (ii) possible judicial deference to acts of sovereign states, and (iii) criminal and civil forfeiture laws;

                  (f)  Federal and state securities laws and regulations; and

                  (g) Other Federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes).

         6. We call to your attention the fact that the perfection of the security interests subject to our opinions, to the extent that perfection requires the filing of financing statements under the UCC, will be terminated
(a) as to any Collateral acquired by the Loan Parties more than four months after such Person changes name, identity or corporate structure so as to make the Financing Statements seriously misleading, unless new appropriate financing statements indicating the new name, identity or corporate structure of such Person are properly filed before the expiration of such four month period, and
(b) as to any Collateral consisting of accounts or general intangibles, four months after any of the Loan Parties changes its chief executive office to a new jurisdiction unless such security interests are perfected in such new jurisdiction before that termination.

         7. Our opinions in paragraphs 6 and 7 above are subject to the following qualifications:

                  (a) The enforcement of the Security Agreement may be subject to rights of lessees or account debtors, the terms of leases or other contracts between the Loan Parties and such lessees or account debtors or other contacts between the Loan Parties and such lessees or account debtors arising under or outside such leases or other contracts;

                  (b) We call to your attention that in the case of instruments (as such term is defined in Article 9 of the UCC) not constituting part of chattel paper (as such term is defined in Article 9 of the UCC), security interests therein cannot be perfected by the filing of the Financing Statements but will be perfected if possession of such instruments is obtained in accordance with the provisions of Articles 8 and 9 of the UCC.

                  (c) We call to your attention the fact that in the case of all Collateral, Article 9 of the applicable UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the original filings, in order to maintain the effectiveness of the filings referred to in this opinion;

                  (d) We call to your attention that your security interest in such collateral consisting of proceeds is limited to the extent set forth in Section 9-306 of UCC.

         8.       We express no opinion as to:

                  (a) the existence of any Person's ownership rights in or title to, or priority of any lien on or with respect to, any property or assets, including the Collateral;

                  (b) the validity, perfection or priority of any liens subject to our opinion above as they relate to any interest in or claim in or under any policy of insurance, except a claim to proceeds payable by reason of loss or damage under insurance policies maintained with respect to Collateral as required by and in compliance with the Security Agreement;

                  (c) the validity, perfection or priority of any liens with respect to any property or assets which are excluded under Section 9-104 of the UCC, including, without limitation, any patents, trademarks and copyrights, which are subject to (x) a statute or treaty of the United States which provides for a national or international registration or a national or international certificate of title for the perfection or recordation of a lien therein or which specifies a place of filing different from that specified in the UCC for filing to perfect or record such lien or (y) a certificate of title statute;

                  (d) collateral consisting of claims against any government or governmental agency (including without limitation the United States of America or any state thereof or any agency or department of the United States of America or any state thereof);

                  (e) the enforceability of any provision purporting to govern submission to jurisdiction or forum selection or to effect any waiver of objection to venue or that a court is an inconvenient forum, to the extent that any relevant action or proceeding is not in consideration of and does not at all relevant times relate to and constitute an obligation arising out of a transaction covering, in the aggregate, not less than $l,000,000, or to the extent that the validity, binding effect or enforceability of any such provision is to be determined by any court other than a court of the State of New York or a Federal court located in the State of New York;

                  (f) the enforceability of any provision purporting to give Lenders the right to pursue remedies in contravention of ss.ss. 1301 and 1371 of the New York Real Property Actions and Proceedings Law;

                  (g) the enforceability of any provision purporting to give Lenders the right to obtain a default order or judgment against the Loan Parties in the absence of such party's (or such party's duly appointed agent's) actual receipt of service of a summons and complaint (or other appropriate legal process papers) or to accelerate obligations, exercise remedies or foreclose upon collateral without any notice to the Loan Parties;

                  (h) the enforceability of any provision purporting to cause an indemnification, guaranty or undertaking to survive repayment of the Loan or the satisfaction, foreclosure, settlement, discharge or other termination of the Loan and the Agreements;

                  (i) the enforceability of any provision purporting to limit the ability of the Loan Parties to transfer (voluntarily or involuntarily, by way of sale, creation of a security interest, attachment, levy, garnishment or other judicial process) its right, title or interest in or to any Collateral to the extent the same is deemed an undue restraint on alienation;

                  (j) the enforceability of any provision requiring or relating to the payment of interest (or discount or equivalent amounts) or any premium or "make whole" payment at a rate or in an amount, after the maturity or after or upon acceleration of the respective liabilities evidenced or secured thereby, or after or during the continuance of any default, event of default or other circumstance, or upon prepayment, which a court may determine to be unreasonable, a penalty or a forfeiture;

                  (k) the enforceability of any provision purporting to create or waive a trust, agency, attorney-in-fact or other fiduciary relationship;

                  (l) the enforceability of any provision purporting to grant a security interest in or a Lien on any after-acquired Collateral to the extent such Collateral consists of real property or any interest therein; or

                  (m) the enforceability of any provision purporting to incorporate other documents, instruments or exhibits by reference and no opinions afforded herein are given with respect to any document, instrument, or exhibit so incorporated or referenced.

         9. The provisions regarding the remedies available to the Collateral Agent on default as set forth in the Mortgages may be subject to certain procedural requirements that are not expressly stated in the Mortgages.

         10. We express no opinion with respect to any of the following provisions if they are contained in any of the Agreements (i) self-help, non-judicial remedies or provisions purporting to grant a right of possession without resort to judicial action, (ii) any provisions that entitle the Collateral Agent, as a matter of right, to the appointment of a receiver, (iii) any provisions imposing penalties, forfeitures, increased interest rates and/or late payment charges upon delinquency in payment or the occurrence of a default,
(iv) any provision that authorizes the entry of a confession of judgment, (v) any provision pursuant to which a party has granted to another party any power to execute documents, settle claims or appear in judicial proceedings on behalf of such party or to take any other action on behalf of such party, and (vi) any power of sale or other provision granting to Administrative Agent a right to foreclose on the Mortgaged Property non-judicially.

         11. We offer no opinion on whether a court would give effect to the provisions of the Mortgages that purport to create an absolute assignment rather than a collateral assignment or that state that the rents due under any leases do not constitute property of the Loan Parties (or of any estate of the Loan Parties) within the meaning of 11 U.S.C. ss. 541.

         12. If, and to the extent, any of the Agreements are construed to provide for the payment of interest on interest, such provisions may be unenforceable under Bowman v. Neely, 137 Ill. 443 (1891) and other cases to the same effect. While such cases have not been overruled and it is possible that a court would follow such precedent, we believe that such cases are unlikely to be held applicable today in commercial real estate transactions, but render no opinion with respect to such issue.

         13. We have not reviewed and do not opine as to compliance by the Mortgaged Property with applicable zoning, health, safety, building, environmental, land use or subdivision laws, ordinances, codes, rules or regulations.

         14. We draw your attention to the fact that 735 ILCS 5/15-1602 grants a mortgagor the right, which in certain circumstances is exercisable not more than one in any five year period, to cure the default of a loan secured by real estate within certain time periods specified in such statute.

         15. We express no opinion as to whether the descriptions of the Mortgaged Property are sufficiently detailed to cause the Mortgage to create a Lien thereon.

         16. We call to your attention the fact that in the case of licenses or permits, the Loan Parties may not have sufficient rights therein for your security interest to attach and even if the a Loan Party has sufficient rights for your security interest to attach, exercise of remedies may be limited by the terms of the license or permit or require the consent of the issuer of such license or permit.

         17. We call your attention to the fact that the enforceability of any provision purporting to require the Loan Parties to execute promissory notes in the future is subject to general principles of equity, and the discretion of a court of equity as to whether such a provision should be enforced.

         This opinion is rendered on the date hereof and we have no continuing obligation hereunder to inform you of changes of law or fact subsequent to the date hereof or facts of which we have become aware after the date hereof. This opinion covers matters as of the date hereof and does not address events which take place after the date hereof but are contemplated by any of the Agreements, including, without limitation any agreements or amendments to the Agreements executed after the date hereof.

         This opinion is limited to the matters set forth herein; no opinion may be inferred or implied beyond the matters expressly stated in this letter.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other Person (other than your successors and assigns as Lenders and Persons that acquire participations in your Loans) without our prior written consent.


                                         Very truly yours,

                                         SONNENSCHEIN NATH & ROSENTHAL

                                   SCHEDULE I

Caymex Transportation, Inc.                 SCC Holdings, Inc.
       Delaware (domestic)                            Delaware (domestic)

Gateway Eastern Railway Company             Southern Development Company
          Illinois (domestic)                         Missouri (domestic)

Gateway Western Railway Company              Southern Industrial Services, Inc.
          Illinois (domestic)                         Delaware (domestic)
          Kansas                                      Kansas
          Missouri                                    Missouri

Global Terminaling Services, Inc.            The Kansas City Southern Railway
          Delaware (domestic)                Company
          Missouri                                    Alabama
          Texas                                       Arkansas
                                                      Kansas
Kansas City Southern Industries, Inc.                 Louisiana
          Missouri (domestic)                         Missouri (domestic)
                                                      Oklahoma
Kansas City Southern Lines, Inc.                      Tennessee
          Delaware (domestic)
          Missouri                           Trans-Serve, Inc.
                                                      Arkansas
KCS Transportation Company                            Delaware (domestic)
          Delaware (domestic)                         Louisiana
          Missouri
                                             Veals, Inc.
Mid-South Microwave, Inc.                             Arkansas
          Arkansas                                    Delaware (domestic)
          Delaware (domestic)                         Kansas
          Kansas                                      Louisiana
          Louisiana                                   Missouri
          Missouri                                    Oklahoma
          Oklahoma
          Texas

Rice-Carden Corporation
          Arkansas
          Louisiana
          Missouri (domestic)
          Oklahoma
          Texas

                                   SCHEDULE I

Berger, LLC
     Colorado (domestic)
     Nevada

Janus Capital Corporation
     Colorado (domestic)

 Janus Capital International Ltd.
     Colorado (domestic)
     Connecticut

Janus Distributors, Inc.
     Colorado (domestic)

Janus Service Corporation
     Colorado (domestic)
     Texas

Stilwell Financial, Inc.
     Colorado (domestic)
     Missouri

Stilwell Management, Inc.
     Colorado (domestic)

                                   Schedule II
                                       To
                    Opinion of Sonnenschein Nath & Rosenthal

---------------------------------------------------- --------------------------
Form of Mortgage                                     Counties

---------------------------------------------------- --------------------------
---------------------------------------------------- --------------------------
                                     Jackson
Form of Mortgage [Deed of Trust] to be               Cass
Filed in Missouri/Borrower as                        Bates
Mortgagor/Grantor                                    Vernon
                                     Barton
                                     Jasper
                                     Newton
                                    McDonald

                                                     --------------------------
---------------------------------------------------- --------------------------
Form of Mortgage to be filed in                      Crawford
Kansas/Borrower as Mortgagor

                                                     --------------------------
---------------------------------------------------- --------------------------
Form of Mortgage [Deed of Trust] to be
filed in Missouri/Southern Development               Jackson, Missouri
Corporation as Mortgagor/Grantor

---------------------------------------------------- --------------------------
                                                     --------------------------
                                  Sangamon, IL
                                     Morgan
Form of Mortgage to be filed in Illinois             Scott
against Gateway Western Railway                      Greene
Company                                              Jersey
                                     Madison
                                    St. Clair
                                      Pike

----------------------------------------------------
---------------------------------------------------- --------------------------
                                      Pike
                                     Audrain
Form of Mortgage to be filed in Missouri             Callaway
against Gateway Western Railway                      Randolph
Company                                              Boone
                                     Howard
                                     Saline
                                    Lafeyette
                                     Jackson
                                      Ralls

----------------------------------------------------
---------------------------------------------------- --------------------------
Form of Mortgage [Deed of Trust] to be               Cass, Missouri
filed in Missouri/Rice-Carden Corporation as         Jackson, Missouri
Grantor                                              Vernon, Missouri
                                                     Moniteau, Missouri

----------------------------------------------------
---------------------------------------------------- --------------------------
Form of Mortgage [Deed of Trust] to be
filed in Kansas/Rice-Carden Corporation              Johnson, Kansas
as Grantor                                           Linn, Kansas

---------------------------------------------------- --------------------------

                                  Schedule III
                                       To
                    Opinion of Sonnenschein Nath & Rosenthal

---------------------------------------------------- ---------------------------
Debtor                                               Jurisdiction of Filing

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Caymex Transportation, Inc.                          SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Caymex Transportation, Inc.                          Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Eastern Railway Company                      SOS, IL

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Eastern Railway Company                      SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Eastern Railway Company                      Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Western Railway Company                      SOS, IL

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Western Railway Company                      SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Western Railway Company                      Audrain County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Western Railway Company                      Boone County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Western Railway Company                      Callaway County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Western Railway Company                      Howard County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Western Railway Company                      Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Western Railway Company                      Lafayette County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Western Railway Company                      Pike County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Western Railway Company                      Ralls County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Western Railway Company                      Randolph County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Gateway Western Railway Company                      Saline County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Global Terminaling Services, Inc.                    SOS, DE

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Global Terminaling Services, Inc.                    SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Global Terminaling Services, Inc.                    Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
KCS Transportation Company                           SOS, MO

---------------------------------------------------- ---------------------------





---------------------------------------------------- ---------------------------
Debtor                                               Jurisdiction of Filing

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
KCS Transportation Company                           Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Kansas City Southern Industries, Inc.                SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Kansas City Southern Industries, Inc.                Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Kansas City Southern Lines, Inc.                     SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Kansas City Southern Lines, Inc.                     Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
The Kansas City Southern Railway                     SOS, KS
Company

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
The Kansas City Southern Railway                     SOS, MO
Company

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
The Kansas City Southern Railway                     Cass County, MO
Company

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
The Kansas City Southern Railway                     Jackson County, MO
Company

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Mid-South Microwave, Inc.                            SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Mid-South Microwave, Inc.                            Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Rice-Carden Corporation                              SOS, KS

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Rice-Carden Corporation                              SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Rice-Carden Corporation                              Cass County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Rice-Carden Corporation                              Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Rice-Carden Corporation                              Moniteau County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Rice-Carden Corporation                              Vernon County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
SCC Holdings Inc.                                    SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
SCC Holdings Inc.                                    Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Southern Development Company                         SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Southern Development Company                         Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Southern Industrial Services, Inc.                   SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Southern Industrial Services, Inc.                   Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Trans-Serve, Inc.                                    SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Trans-Serve, Inc.                                    Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Veals, Inc.                                          Bates County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Veals, Inc.                                          SOS, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Veals, Inc.                                          Cass County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Veals, Inc.                                          Jackson County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Veals, Inc.                                          Jasper County, MO

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Veals, Inc.                                          Newton County, MO

---------------------------------------------------- ---------------------------

21042580\V-1

                                                                       EXHIBIT C




                                    GUARANTEE  AGREEMENT dated as of January 11,
                           2000, among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), each Subsidiary of Holdings listed on Schedule I hereto or becoming a party hereto as provided in Section 19 hereof (each individually, a "Subsidiary Guarantor" and, collectively, together with Holdings, the "Guarantors") and THE CHASE MANHATTAN BANK ("Chase"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


         Reference is made to the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, The Kansas City Southern Railway Company, a Missouri corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders") and Chase, as administrative agent (in such capacity, the "Administrative Agent"), collateral agent (in such capacity, the "Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank") Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Lenders have agreed to make Loans to the Borrower and the Issuing Bank has agreed to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders and the issuance of the Letters of Credit by the Issuing Bank. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of this Agreement. In order to induce the Lenders to make Loans and the Issuing Bank to issue the Letters of Credit, the Guarantors are willing to execute this Agreement.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment by the Borrower or the applicable Loan Parties of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Holdings, the Borrower or any other Subsidiary to the Secured Parties under the Credit Agreement or any other Loan Document, (b) the due and punctual payment and performance of all covenants, agreements, obligations, and liabilities of the Loan Parties, monetary or otherwise, under or pursuant to the Credit Agreement and the other Loan Documents and (c) the due and punctual payment of all obligations of the Borrower under each Hedging Agreement entered into (i) prior to the date hereof with any counterparty that is a Lender (or an Affiliate thereof) on the date hereof or (ii) on or after the date hereof with any counterparty that is a Lender (or an Affiliate thereof) at the time such Hedging Agreement is entered into, in either case to provide protection against interest rate fluctuations (all the obligations referred to in the preceding clauses (a) through (c) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part.

                  SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower or to any other Guarantor of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any other Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement, or (c) the failure of Holdings or any Subsidiary to comply with
Section 5.12 of the Credit Agreement and Section 19.

                  SECTION 3. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender to any balance of any deposit account or credit on the books of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender in favor of the Borrower, any other Guarantor or any other Person.

                  SECTION 4. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other instrument or agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations).

                  SECTION 5. Defenses Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or any other Guarantor or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guarantor, other than the final payment in full in cash of the Obligations. The Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Guarantor or any other guarantor or exercise any other right or remedy available to them against any Guarantor or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Guarantor or guarantor, as the case may be, or any security.

                  SECTION 6. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent, the Collateral Agent, the Issuing Bank or such Lender as designated thereby in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Obligations. In addition, any indebtedness of any Guarantor now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Guarantor, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or any other Loan Document.

                  SECTION 7. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's and the other Guarantors' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent, the Collateral Agent, Issuing Banks and the Lenders will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

                  SECTION 8. Representations and Warranties; Agreements. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in any Loan Document to which it is a party are true and correct in all material respects. Each of the Guarantors agrees that the provisions of Section 2.17 of the Credit Agreement shall apply equally to each Guarantor with respect to payments made by it hereunder.

                  SECTION 9. Termination. The Guarantees made hereunder (a) shall, subject to clause (b) below, terminate when all the Obligations have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement and the Issuing Banks have no further commitment to issue Letters of Credit and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender or any Guarantor upon the bankruptcy or reorganization of any Guarantor or otherwise.

                  SECTION 10. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (except in connection with any transaction permitted by Section 6.04 of the Credit Agreement), and any such attempted assignment shall be void. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

                  SECTION 11. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender hereunder or under the Credit Agreement or any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors to which such waiver, amendment or modification relates and the Collateral Agent (with the prior written consent of the Lenders or the Required Lenders if required under the Credit Agreement).

                  SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it in care of Holdings.

                  SECTION  14.  Survival  of  Agreement;  Severability.  (a) All
covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Issuing Banks regardless of any investigation made by any of them or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid and as long as the Commitments have not been terminated.

                  (b) In the event any one or more of the  provisions  contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION   16.   Rules   of   Interpretation.   The   rules  of
interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

                  SECTION 17. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Guarantor or its properties in the courts of any jurisdiction.

                  (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 19. Additional Subsidiary Guarantors. Certain additional Subsidiaries may be required from time to time, under the terms of the Credit Agreement, to enter into this Agreement as Subsidiary Guarantors. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of such instrument shall not require the consent of any Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

                  SECTION 20. Right of Setoff. If an Event of Default shall have occurred and be continuing, each of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Person to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement held by such Person, irrespective of whether or not such Person shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Person under this Section are in addition to other rights and remedies (including other rights of setoff) which such Person may have.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


 KANSAS CITY SOUTHERN INDUSTRIES, INC.,

 by
     -----------------------------------
     Name:
     Title:


 CAYMEX TRANSPORTATION, INC.,

 by
     -----------------------------------
     Name:
     Title:


 GATEWAY EASTERN RAILWAY COMPANY,

 by
     -----------------------------------
     Name:
     Title:


 GATEWAY WESTERN RAILWAY COMPANY,

 by
     -----------------------------------
     Name:
     Title:


 GLOBAL TERMINALING SERVICES, INC.

 by
     -----------------------------------
     Name:
     Title:


 KCS TRANSPORTATION COMPANY,

 by
     -----------------------------------
     Name:
     Title:

KANSAS CITY SOUTHERN LINES, INC.,

by
    -----------------------------------
    Name:
    Title:


SCC HOLDINGS, INC.,

by
    -----------------------------------
    Name:
    Title:


MID-SOUTH MICROWAVE, INC.,

by
    -----------------------------------
    Name:
    Title:


RICE-CARDEN CORPORATION,

by
    -----------------------------------
    Name:
    Title:


SOUTHERN DEVELOPMENT COMPANY,

by
    -----------------------------------
    Name:
    Title:


SOUTHERN INDUSTRIAL SERVICES, INC.,

by
    -----------------------------------
    Name:
    Title:


TRANS-SERVE, INC.,

by
    -----------------------------------
    Name:
    Title:


VEALS, INC.,

by
    -----------------------------------
    Name:
    Title:


THE CHASE MANHATTAN BANK, as Administrative Agent,

by
    -----------------------------------
    Name:
    Title:

                                                            Schedule I to the
                                                          Guarantee Agreement

                              SUBSIDIARY GUARANTORS

Guarantor Address

Caymex Transportation, Inc.                          114 W. 11th Street
                                                     Kansas City, MO 64105

Gateway Eastern Railway Company                      114 W. 11th Street
                                                     Kansas City, MO 64105

Gateway Western Railway Company                      114 W. 11th Street
                                                     Kansas City, MO 64105

Global Terminaling Services, Inc.                    114 W. 11th Street
                                                     Kansas City, MO 64105

KCS Transportation Company                           114 W. 11th Street
                                                     Kansas City, MO 64105

Kansas City Southern Lines, Inc.                     114 W. 11th Street
                                                     Kansas City, MO 64105

Mid-South Microwave, Inc.                            114 W. 11th Street
                                                     Kansas City, MO 64105

Rice-Carden Corporation                              114 W. 11th Street
                                                     Kansas City, MO 64105

SCC Holdings, Inc.                                   114 W. 11th Street
                                                     Kansas City, MO 64105

Southern Development Company                         114 W. 11th Street
                                                     Kansas City, MO 64105

Southern Industrial Services, Inc.                   114 W. 11th Street
                                                     Kansas City, MO 64105

Trans-Serve, Inc.                                    114 W. 11th Street
                                                     Kansas City, MO 64105

Veals, Inc.                                          114 W. 11th Street
                                                     Kansas City, MO 64105

21042580\V-1

                                                                 ANNEX 1 to the
                                                            Guarantee Agreement
                                SUPPLEMENT  NO.  dated as of , to the  GUARANTEE
                           AGREEMENT dated as of January 11, 2000, among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), each Subsidiary of Holdings listed on Schedule I thereto or becoming a party thereto as provided in Section 19 thereof (each individually, a "Subsidiary Guarantor" and, collectively, together with Holdings, the "Guarantors") and THE CHASE MANHATTAN BANK ("Chase"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


                  A. Reference is made to the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, The Kansas City Southern Railway Company, a Missouri corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), and Chase, as administrative agent (in such capacity, the "Administrative Agent"), collateral agent (in such capacity, the "Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank")
Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

                  C. The Subsidiary Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. The undersigned Subsidiary of Holdings (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

                  Accordingly, the Administrative Agent and the New Subsidiary Guarantor agree as follows:

                  SECTION 1. In accordance with Section 19 of the Guarantee Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and
(b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Guarantee Agreement shall be deemed to include the New Subsidiary Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

                  SECTION  2.  The  New  Subsidiary   Guarantor  represents  and
warrants to the Administrative Agent, the Issuing Banks and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
                  SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

                  SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

                  SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Guarantee Agreement.

                  SECTION 8. The New Subsidiary Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

                           [Name Of New Subsidiary Guarantor],

                             by _________________________
                                  Name:
                                  Title:
                                    Address:

                           THE CHASE MANHATTAN BANK, as Collateral Agent,

                             by _________________________
                                  Name:
                                  Title:

                                                                       EXHIBIT D






                                    INDEMNITY,   SUBROGATION  and   CONTRIBUTION
                           AGREEMENT dated as January 11, 2000, among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a Missouri Corporation (the "Borrower"), each other Subsidiary of Holdings listed on Schedule I hereto or becoming a party hereto as provided in Section 12 hereof (each individually, a "Subsidiary Guarantor" and, collectively, together with Holdings and the Borrower, the "Guarantors") and THE CHASE MANHATTAN BANK ("Chase"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


         Reference is made to (a) the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time party thereto (the "Lenders") and Chase, as administrative agent (in such capacity, the "Administrative Agent"), collateral agent (in such capacity, the "Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank"), and
(b) the Guarantee Agreement and the other Loan Documents referred to in the Credit Agreement.

         The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the accounts of the Borrower, pursuant to and upon the terms and subject to the conditions specified in the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guarantee Agreement) of the Borrower under the Credit Agreement pursuant to the Guarantee Agreement; certain Guarantors have granted Liens on and security interests in certain of their assets to secure such guarantees. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

         Accordingly, the Borrower, each Guarantor and the Collateral Agent agree as follows:

         SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), Holdings and the Borrower agree that (a) in the event a payment shall be made by any Subsidiary Guarantor under the Guarantee Agreement, Holdings and the Borrower shall jointly and severally indemnify such Subsidiary Guarantor for the full amount of any such payment and such Subsidiary Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Subsidiary Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, Holdings and the Borrower shall jointly and severally indemnify such Subsidiary Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold in respect of Obligations.

         SECTION 2. Contribution and Subrogation. Each Subsidiary Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Subsidiary Guarantor under the Guarantee Agreement or assets of any other Subsidiary Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Subsidiary Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by Holdings and the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Guarantors on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Subsidiary Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

         SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Subsidiary Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of all Obligations which are then due and payable whether at maturity, by acceleration or otherwise. No failure on the part of Holdings, the Borrower or any Subsidiary Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

         SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as the LC Exposure has not been reduced to zero or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

         SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Collateral Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Collateral Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between Holdings, the Guarantors and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

         SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement and addressed as specified therein.

         SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither Holdings nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee Agreement in accordance with such Guarantee Agreement and the Credit Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

         SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by Holdings and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Collateral Agent, the other Secured Parties and each Guarantor and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid or the L/C Exposure does not equal zero and as long as the Commitments have not been terminated.

         (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

         SECTION 11. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

         SECTION 12. Additional Guarantors. Certain additional Subsidiaries may be required from time to time, under the terms of the Credit Agreement, to enter into the Guarantee Agreement as a Guarantor. Upon execution and delivery, after the date hereof, by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.


THE CHASE MANHATTAN BANK, as Collateral Agent,

By
     ----------------------------
     Name:
     Title:


KANSAS CITY SOUTHERN INDUSTRIES, INC.

By
     ----------------------------
     Name:
     Title:


THE KANSAS CITY SOUTHERN RAILWAY COMPANY,


By
     ----------------------------
     Name:
     Title:


CAYMEX TRANSPORTATION, INC.,

by
    -----------------------------------
    Name:
    Title:


GATEWAY EASTERN RAILWAY COMPANY,

by
    -----------------------------------
    Name:
    Title:

GATEWAY WESTERN RAILWAY COMPANY,

by
    -----------------------------------
    Name:
    Title:


GLOBAL TERMINALING SERVICES, INC.

by
    -----------------------------------
    Name:
    Title:


KCS TRANSPORTATION COMPANY,

by
    -----------------------------------
    Name:
    Title:


KANSAS CITY SOUTHERN LINES, INC.,

by
    -----------------------------------
    Name:
    Title:


SCC HOLDINGS, INC.,

by
    -----------------------------------
    Name:
    Title:
MID-SOUTH MICROWAVE, INC.,

by
    -----------------------------------
    Name:
    Title:

RICE-CARDEN CORPORATION,

by
    -----------------------------------
    Name:
    Title:


SOUTHERN DEVELOPMENT COMPANY,

by
    -----------------------------------
    Name:
    Title:


SOUTHERN INDUSTRIAL SERVICES, INC.,

by
    -----------------------------------
    Name:
    Title:


TRANS-SERVE, INC.,

by
    -----------------------------------
    Name:
    Title:


VEALS, INC.,

by
    -----------------------------------
    Name:
    Title:

                                                            Schedule I to the
                                                       Indemnity, Subrogation
                                                   and Contribution Agreement

                              SUBSIDIARY GUARANTORS

Guarantor Address

Caymex Transportation, Inc.                          114 W. 11th Street
                                                     Kansas City, MO 64105

Gateway Eastern Railway Company                      114 W. 11th Street
                                                     Kansas City, MO 64105

Gateway Western Railway Company                      114 W. 11th Street
                                                     Kansas City, MO 64105

Global Terminaling Services, Inc.                    114 W. 11th Street
                                                     Kansas City, MO 64105

KCS Transportation Company                           114 W. 11th Street
                                                     Kansas City, MO 64105

Kansas City Southern Lines, Inc.                     114 W. 11th Street
                                                     Kansas City, MO 64105

Mid-South Microwave, Inc.                            114 W. 11th Street
                                                     Kansas City, MO 64105

Rice-Carden Corporation                              114 W. 11th Street
                                                     Kansas City, MO 64105

SCC Holdings, Inc.                                   114 W. 11th Street
                                                     Kansas City, MO 64105

Southern Development Company                         114 W. 11th Street
                                                     Kansas City, MO 64105

Southern Industrial Services, Inc.                   114 W. 11th Street
                                                     Kansas City, MO 64105

Trans-Serve, Inc.                                    114 W. 11th Street
                                                     Kansas City, MO 64105

Veals, Inc.                                          114 W. 11th Street
                                                     Kansas City, MO 64105

                                                                  Annex 1 to the
                                                    Indemnity, Subrogation and
                                                        Contribution Agreement

                         SUPPLEMENT  NO. [ ] dated as of [ ], to the  Indemnity,
                           Subrogation and Contribution Agreement dated as January 11, 2000, among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a Missouri Corporation (the "Borrower"), each Subsidiary of Holdings listed on Schedule I thereto or becoming a party thereto as provided in
                           Section 12 thereof (each individually, a "Subsidiary Guarantor" and, collectively, together with Holdings and the Borrower, the "Guarantors") and THE CHASE MANHATTAN BANK ("Chase"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


         A. Reference is made to (a) the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time party thereto (the "Lenders"), and Chase, as administrative agent (in such capacity, the "Administrative Agent"), collateral agent (in such capacity, the "Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank"), and
(b) the Guarantee Agreement and the other Loan Documents referred to in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Agreement.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

         C. Holdings and the Subsidiary Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Certain additional Subsidiaries may be required from time to time, under the terms of the Credit Agreement, to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Guarantor agree as follows:

         SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

         SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


         IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.


                               [NAME OF NEW GUARANTOR],


                               By_______________________________
                                 Name:
                                 Title:


                               THE CHASE MANHATTAN BANK, as Collateral Agent,


                               By_______________________________
                                 Name:
                                 Title:

21042580\V-1

                                        Schedule I to Supplement No. [ ]
                                       to the Indemnity, Subrogation and
                                                  Contribution Agreement

                                                GUARANTORS



Name                                                                   Address

                                                                       EXHIBIT E

                                    PLEDGE  AGREEMENT  dated as of  January  11,
                           2000, among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY, INC., a Missouri corporation (the "Borrower"), each other Subsidiary of Holdings listed on Schedule I hereto or becoming a party hereto as provided in Section 24 (collectively, the "Subsidiary Pledgors"; Holdings, the Borrower and the Subsidiary Pledgors being referred to collectively as the "Pledgors") and THE CHASE MANHATTAN BANK, ("Chase"), as collateral agent (in such capacity, the "Collateral Agent"), for the Secured Parties (as defined in the Credit Agreement referred to below).


         Reference is made to (a) the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time party thereto (the "Lenders") and Chase, as administrative agent (in such capacity, the "Administrative Agent"), collateral agent (in such capacity, the "Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank"), and
(b) the Guarantee Agreement and the other Loan Documents referred to in the Credit Agreement. Capitalized terms used and not otherwise defined herein shall have meanings assigned to them in the Credit Agreement.

         The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof to secure (a) the due and punctual payment by the Borrowers or the applicable Loan Parties of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under this Agreement and the other Loan Documents, (b) the due and punctual payment and performance of all covenants, agreements, obligations and liabilities of the Loan Parties, monetary or otherwise, under or pursuant to this Agreement and the other Loan Documents and
(c) unless otherwise agreed to in writing by the applicable Lender thereto, the due and punctual payment of all obligations of the Borrower under each Hedging Agreement entered into (i) prior to the date hereof with any counterparty that is a Lender (or an Affiliate thereof) on the date hereof or (ii) on or after the date hereof with any counterparty that is a Lender (or an Affiliate thereof) at the time such Hedging Agreement is entered into, in either case to provide protection against interest rate fluctuations in either case to provide protection against interest rate fluctuations (all the obligations referred to in the preceding clauses (a) through (c) being collectively called the "Obligations"). Each Pledgor agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that the security interest granted hereunder and the obligations of each Pledgor will survive any extension or renewal of any Obligation.

         Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors and assigns), hereby agree as follows:

21042580\V-1


                  SECTION 1. Pledge. As security for the payment in full of all the Obligations, each Pledgor does hereby pledge, transfer, grant, bargain, sell, convey, hypothecate, set over and deliver and create a security interest in (collectively, "Pledge") unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, all such Pledgor's right, title and interest in, to and under (i) all the outstanding Equity Interests owned by it on the date hereof or at any time hereafter in Subsidiaries or other Persons (but limited to 65% of the outstanding voting Equity Interests and 100% of the outstanding non-voting Equity Interests in each such Subsidiary that is a Foreign Subsidiary), including the Equity Interests listed on Schedule II hereto, (ii) (A) all Indebtedness of Holdings, the Borrower, any other Subsidiary or any other Person now owned or hereafter acquired by it, including the Indebtedness listed on Schedule II hereto, and (B) the promissory notes and other instruments evidencing such Indebtedness, (iii) all payments, whether of dividends or other distributions, principal or interest or otherwise, and whether of cash or other assets, from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the Equity Interests or Indebtedness pledged pursuant to clauses (i) and (ii) above; (iv) subject to Section 5, all rights and privileges of such Pledgor with respect to the Equity Interests, Indebtedness and other property pledged pursuant to clauses (i), (ii) and (iii) above; and (v) all proceeds of any of the foregoing (the collateral referred to in the preceding clauses (i) through (v) being collectively called the "Collateral").

         TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

                  SECTION 2. Delivery of the Collateral; Perfection. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all certificates or instruments representing any Equity Interests, Indebtedness or other assets now or hereafter included in the Collateral (collectively, the "Pledged Securities"). Upon delivery to the Collateral Agent, all Pledged Securities shall be accompanied by stock or note powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request.

         (b) Each Pledgor agrees to take from time to time all such other actions as shall be required under applicable law or reasonably requested by the Collateral Agent to perfect and maintain the perfection of the Lien created by this Agreement, including, in the case of any Collateral in which such Lien cannot be perfected by the possession of certificates or instruments, the filing of all such financing statements and similar documents, and the obtaining of all such acknowledgments of clearing corporations, brokers and other intermediaries, as shall be required for such perfection under the Uniform Commercial Code or other law of any applicable jurisdiction.

         (c) The Equity Interests and Indebtedness initially included in the Collateral are set forth in Schedule II hereto. At the time any additional Equity Interests or Indebtedness shall become part of the Collateral, the Borrower shall deliver to the Collateral Agent a revised Schedule II, which shall supersede all Schedules previously delivered pursuant to the requirements of this paragraph.

         (d) Each Pledgor will cause any Indebtedness owed to such Pledgor that is evidenced by a duly executed promissory note to be pledged and delivered to the Collateral Agent pursuant to the terms hereof. Each Pledgor agrees, without limiting its obligations under paragraph (a) or (b) above, that to the extent it is required to pledge any limited liability or limited partnership interest in any Domestic Subsidiary hereunder, it will (i) make or cause to be made all filings and take all other actions required under paragraph (b) above for the perfection of the Collateral Agent's Lien in the limited liability company or limited partnership interests of such Subsidiary under Article 9 of the Uniform Commercial Code as in effect in each applicable jurisdiction and (ii) deliver to the Collateral Agent any certificates issued to such Pledgor representing Equity Interests of any Domestic Subsidiary that is a limited liability company or limited partnership if such Subsidiary's limited liability company or limited partnership agreement, as the case may be, provides that the Equity Interests of such Subsidiary are to be represented by certificates. Each Pledgor represents and warrants to the Collateral Agent that as of the date hereof none of the Equity Interests of any of its Domestic Subsidiaries which are limited liability companies or limited partnerships are represented by certificates.

                  SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

                  (a) the Equity Interests pledged hereunder represent the percentages set forth on Schedule II of the issued and outstanding Equity Interests of each class of the issuers thereof;

                  (b) except for the security interest granted hereunder and except for Permitted Encumbrances, such Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Collateral listed in Schedule II as being owned by it, except to the extent permitted by Section 6.02 of the Credit Agreement, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by such Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

                  (c) such Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;

                  (d) no consent of any other Person (including equity holders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby other than such as have been obtained;

                  (e) by virtue of the execution and delivery by the Pledgors of this Agreement and the other actions that have been taken pursuant to this Agreement, the Collateral Agent will obtain a valid and perfected first Lien upon and security interest in the Collateral as security for the payment and performance of the Obligations;

                  (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

                  (g) all of the Equity Interests pledged hereunder have been duly authorized and validly issued and are fully paid and nonassessable; and

                  (h)  all   information   set  forth  herein  relating  to  the
         Collateral is accurate and complete in all material respects as of the date hereof.

                  SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Equity Interests pledged hereunder in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to pledged Equity Interests registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange any certificates representing pledged Equity Interests for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                  SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                  (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of pledged Equity Interests or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided such Pledgor will not be entitled to exercise any such right if the result thereof would be prohibited by the Credit Agreement or would reasonably be expected to materially and adversely affect the rights or the rights and remedies of any of the Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

                  (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

                  (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Equity Interests or Indebtedness pledged hereunder to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the pledged Equity Interests and Indebtedness, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any thereof or received in exchange for such Equity Interests or Indebtedness or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

         (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

         (c) Upon the occurrence and during the continuance of an Event of Default and upon notice to the applicable Pledgor as set forth in Section 15, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this
Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. Unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

                  SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the
Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and approval any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Agent shall give a Pledgor 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto (other than any proceeds remaining after the Obligations have been paid in full), notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

         SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the applicable Secured Parties pro rata in accordance with the amounts of such Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

         The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                  SECTION 8. Reimbursement of Collateral Agent. (a) Each Pledgor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement,
(ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

         (b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

         (c) Any amounts payable under this Section shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in clause (c)(ii) of Section 2.13 of the Credit Agreement.

                  SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Upon the occurrence of and during the existence of an Event of Default each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

                  SECTION 10. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement. Each Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and such Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Pledgor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such
Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

                  SECTION 12.. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

                  SECTION 13. Releases and Termination. This Agreement and the security interest granted hereby shall terminate when all the Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement. Upon such Termination, the Collateral Agent shall execute and deliver to the Pledgors, at the Pledgors' expense, all Uniform Commercial Code termination statements and similar documents which the Pledgors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 13 shall be without recourse to or warranty by the Collateral Agent. A Subsidiary Pledgor shall automatically be released from its obligations hereunder and the security interest in the Collateral of such Subsidiary Pledgor shall be automatically released in the event that all the Equity Interests of such Subsidiary Pledgor shall be sold, transferred or otherwise disposed of to a person other than Holdings, the Borrower or an Affiliate of Holdings in a transaction permitted under the terms of the Credit Agreement. Any Collateral granted hereunder shall be released (automatically and without further action on the part of the Collateral Agent) upon the sale, transfer or other disposition of such Collateral to a transferee other than Holdings, the Borrower or an Affiliate of Holdings, to the extent that such sale, transfer or other disposition is permitted under the Credit Agreement.

                  SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it in care of the Borrower.

                  SECTION 15. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

                  SECTION 16. Successors and Assigns; Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

                  SECTION 17. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

         (b) Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties to this Agreement shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 19. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in
Section 16. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be as effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 20. Rules of Interpretation. The rules of interpretation specified in Sections 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not to affect the construction of, or be taken into consideration in interpreting this Agreement.

                  SECTION 21. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County or the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

         (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 22. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 23. Additional Pledgors. Pursuant to Section 5.12 of the Credit Agreement, certain additional Significant Subsidiaries may be required under the terms of the Credit Agreement from time to time to enter into this Agreement as Subsidiary Pledgors. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


KANSAS CITY SOUTHERN INDUSTRIES, INC.,

  by
       Name:
       Title:

THE KANSAS CITY SOUTHERN RAILWAY COMPANY,

  by
       Name:
       Title:


CAYMEX TRANSPORTATION, INC.,

by
       -----------------------------------
      Name:
      Title:


GATEWAY WESTERN RAILWAY COMPANY,

by
      -----------------------------------
     Name:
     Title:


GLOBAL TERMINALING SERVICES, INC.

by
      -----------------------------------
     Name:
     Title:


KCS TRANSPORTATION COMPANY,

by
      -----------------------------------
     Name:
     Title:

KANSAS CITY SOUTHERN LINES, INC.,

by
      -----------------------------------
      Name:
      Title:


SCC HOLDINGS, INC.,

by
       -----------------------------------
       Name:
       Title:


RICE-CARDEN CORPORATION,

by
      -----------------------------------
      Name:
      Title:


SOUTHERN INDUSTRIAL SERVICES, INC.,

by
       -----------------------------------
        Name:
        Title:


THE CHASE MANHATTAN BANK, as Collateral Agent,

by
       Name:
       Title:
-------------------------------------- -------------- ------------ -------

---------------------------- ------------------------- ------------------------

---------------------------- ------------------------- ----------------------
                                                          Schedule I to the
                                                           Pledge Agreement


                               SUBSIDIARY PLEDGORS


Caymex Transportation, Inc.
Global Terminaling Services, Inc.
KCS Transportation Company
The Kansas City Southern Railway Company
Rice-Carden Corporation
SCC Holdings, Inc.
Southern Industrial Services, Inc.

- 2 -

21042580\V-1


21042580\V-1

                                                           Schedule II to the
                                                             Pledge Agreement
EQUITY INTERESTS

------------------------------------------------------------------------------------------------------------------


                                             Registered                                        Ownership Percent
Name of Entity Whose Entity Interests are     Owner of       Class of             Number of     Represented by
being Pledged (and jurisdiction of             Equity        Equity     Cert       Equity      Equity Interests
organization)                                 Interests     Interests     No.     Interests      Being Pledged
                                            being pledged
Caymex Transportation, Inc. (Cayman        KCSR            Common          4         100             100%
Islands, domesticated in Delaware)
Gateway Eastern Railway Company (Illinois) GWRC            Common          1        1,000            100%
Gateway Western Railway Company (Illinois) KCS-T           Common         A-4    21,060,413          100%
Global Terminaling Services, Inc. (d/b/a   SIS             Common          6         100             100%
Pabtex, Inc.) (Delaware)
The Kansas City Northern Railway Company   KCSR            Common          3         10              100%
(Delaware)
Kansas City Southern Lines, Inc.           KCSI            Common          1        1,000            100%
(Delaware)
The Kansas City Southern Railway Company   KCSL            Preferred    KP 445       57              100%
(Missouri)                                 KCSL            Common       KC 418    9,840,000          100%
The Kansas City Southern Railway Company
(Con't)
KCS Transportation Company (Delaware)      KCSR            Common          4         500             100%
Mexrail, Inc. (Delaware)                   KCSR            Common          4        4,900     49% see Contr Agmt
Mid-South Microwave, Inc. (Delaware)       KCSR            Common          5        1,000            100%
Rice-Carden Corporation (Missouri)         KCSR            Common         31        1,000            100%
SCC Holdings, Inc. (Delaware)              KCSR            Common          1         10              100%



                                             Registered                                        Ownership Percent
Name of Entity Whose Entity Interests are     Owner of       Class of             Number of     Represented by
being Pledged (and jurisdiction of             Equity        Equity     Cert       Equity      Equity Interests
organization)                                 Interests     Interests     No.     Interests      Being Pledged
                                            being pledged

Southern Capital Corporation, LLC          SCC Holdings,   Membership     __         __         50% Jt Ven/GATX
(Colorado)                                 Inc.            Interests
Southern Development Company (Missouri)    KCSR            Common         19         100             100%
Southern Industrial Services, Inc.         KCSL            Common          4         110             100%
(Delaware)
Trans-Serve, Inc. (Delaware)               SIS             Common         A5        1,000            100%
Veals, Inc. (Delaware)                     KCSL            Common          8         100             100%
Wyandotte Garage Corporation (Missouri)    KCSL            Common         34         100              80%
                                                                          35       14,400



INDEBTEDNESS

Pledgor          Issuer          Principal Amount          Balance 1/11/00

None.

21042580\V-1

                                                                  Annex 1 to the
                                                                Pledge Agreement



                                    SUPPLEMENT  NO.  dated  as  of [ ],  to  the
                           PLEDGE AGREEMENT dated as of January 11, 2000 (the "Pledge Agreement"), among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY, INC., a Missouri corporation (the "Borrower"), each other Subsidiary of Holdings listed on Schedule I thereto or becoming a party thereto as provided in Section 24 thereof (collectively, the "Subsidiary Pledgors"; Holdings, the Borrower and the Subsidiary Pledgors being referred to collectively as the "Pledgors") and THE CHASE MANHATTAN BANK, ("Chase"), as collateral agent (in such capacity, the "Collateral Agent"), for the Secured Parties (as defined in the Credit Agreement referred to below).

                  A. Reference is made to the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time party thereto (the "Lenders"), and Chase, as administrative agent (in such capacity, the "Administrative Agent"), collateral agent (in such capacity, the "Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank").

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, certain additional Subsidiaries may be required to enter into the Pledge Agreement as Subsidiary Pledgors. The undersigned Subsidiary (the "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement and the Pledge Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Pledgor agree as follows:

                  SECTION 1. In accordance with Section 24 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and
(b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by telecopy shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. The New Pledgor hereby represents and warrants that
Schedule II attached hereto includes a true and correct listing of all the Equity Interests and intercompany Indebtedness owned by it (and such Schedule shall be substituted for Schedule II to the Pledge Agreement as heretofore in effect).

                  SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

                  SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof and the Pledge Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The Parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it in care of the Borrower.

                  SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

         IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                          [Name of New Pledgor],

                          by

                          Name:
                          Title:
                          Address:


                          THE CHASE MANHATTAN BANK, as Collateral Agent,

                          by

                          Name:
                          Title:

                                                                       EXHIBIT F

                                                  SECURITY AGREEMENT dated as of
                           January 11, 2000, among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY, INC., a Missouri corporation (the "Borrower"), each other Subsidiary of Holdings listed on Schedule I hereto or becoming a party hereto as provided in Section 7.15 (collectively, the "Subsidiary Grantors"; Holdings, the Borrower and the Subsidiary Grantors being referred to collectively as the "Grantors") and THE CHASE MANHATTAN BANK, ("Chase"), as collateral agent (in such capacity, the "Collateral Agent"), for the Secured Parties (as defined in the Credit Agreement referred to below).

         Reference is made to (a) the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time party thereto (the "Lenders") and Chase, as administrative agent (in such capacity, the "Administrative Agent"), collateral agent (in such capacity, the "Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank"), and
(b) the Guarantee Agreement and the other Loan Documents referred to in the Credit Agreement.

         The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in the Credit Agreement. The obligations of the Lenders to make such Loans and of the Issuing Bank to issue such Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Obligations.

         Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:


                                                 ARTICLE I

                                                Definitions

         SECTION 1.01. Definition of Terms Used Herein. (a) Unless the context otherwise requires, all capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement and all references to the Uniform Commercial Code shall mean the Uniform Commercial Code in effect in the State of New York as of the date hereof.

         (b) As used herein, the following terms shall have the following meanings:

         "Account Debtor" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

         "Account Rights" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

         "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including payments due from Affiliates of the Grantors.

21042580\V-1

         "Chattel Paper" shall mean (a) a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific Equipment and (b) all other property now or hereafter constituting "chattel paper" under the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, in each case that are now or hereafter owned by Grantor.

         "Collateral" shall mean all (a) Account Rights, (b) Documents, (c) Inventory, (d) Chattel Paper, (e) Contract Rights, (f) Equipment, (g) General Intangibles, (h) cash and cash accounts, (i) Intellectual Property, (j) Investment Property and (k) Proceeds; provided that "Collateral" shall not include any Excluded Asset.

         "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried for a Commodity Customer.

         "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

         "Commodity   Customer"  shall  mean  a  person  for  whom  a  Commodity
Intermediary carries a Commodity Contract on its books.

         "Commodity Intermediary" shall mean (a) a person who is registered as a futures commission merchant under the federal commodities laws or (b) a person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

         "Contract Rights" shall mean the rights of any Grantor to bill and receive payment for completed work under any and all contracts, agreements or purchase orders.

         "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

         "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office or any similar offices in any other country.

         "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Documents" shall mean all instruments, certificates representing shares of capital securities, files, records, ledger sheets and documents covering or relating to any of the Collateral.

         "Entitlement Holder" shall mean a person identified in the records of a Securities Intermediary as the person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such person is the Entitlement Holder.

         "Equipment" shall mean all equipment, furniture and furnishings and all tangible personal property similar to any of the foregoing, including Rolling Stock, tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term Equipment shall include Fixtures.

         "Excluded  Asset"  means (i) any asset listed on Schedule II hereto and
(ii) any other asset subject to a Lien permitted pursuant to Section 6.02(viii) of the Credit Agreement to the extent the agreement creating such Lien or the Indebtedness secured by such Lien prohibits the granting of a second Lien on such asset; provided that upon the termination of all prior Liens on any of the foregoing assets, such asset shall cease to be an excluded asset.

         "Financial Asset" shall mean (a) a Security, (b) an obligation of a person or a share, participation or other interest in a person or in property or an enterprise of a person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

         "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

         "General Intangibles" shall mean all choices in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Account Rights) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims and contract rights (including (a) rights under leases, whether entered into as lessor or lessee (but excluding real estate leases), (b) rights under any Hedging Agreement, (c) any intercompany payment obligations not evidenced by any instrument, (d) any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, and all rights of such Grantor under any such agreement, (e) any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, and all rights of any Grantor under any such agreement, (f) any written agreement, now or hereafter in effect, granting any right to any third party to use any Trademark now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, and all rights of such Grantor under any such agreement, and
(g) other agreements, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Account Rights).

         "Intellectual Property" shall mean all intangible, intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

         "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

         "Investment Property" shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

         "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, other than those licenses or license agreements which by their terms prohibit (or as to which applicable law prohibits) assignment or a grant of a security interest by such Grantor.

         "Obligations" shall mean (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Holdings, the Borrower or any other Subsidiary to the Secured Parties under the Credit Agreement or any other Loan Document, (b) the due and punctual payment and performance of all covenants, agreements, obligations, and liabilities of the Loan Parties, monetary or otherwise, under or pursuant to the Credit Agreement and the other Loan Documents and (c) the due and punctual payment of all obligations of the Borrower under each Hedging Agreement entered into (i) prior to the date hereof with any counterparty that is a Lender (or an Affiliate thereof) on the date hereof or (ii) on or after the date hereof with any counterparty that is a Lender, in either case to provide protection against interest rate fluctuations (or an Affiliate thereof) at the time such Hedging Agreement is entered into in either case to provide protection against interest rate fluctuations.

         "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

         "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

         "Perfection Certificate" shall mean a certificate substantially in the form of Exhibit C to the Credit Agreement or any other form approved by the Collateral Agent, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

         "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include, (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor or licensed to any Grantor under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed to a Grantor under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Rolling Stock" shall mean any gondola, boxcar, tanker, locomotive or railcar of any type.

         "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code (other than as expressly excluded by Section 8-103(c), (e), and (f) of such Article).

         "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

         "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

         "Security  Interest"  shall have the  meaning  assigned to such term in
Section 2.01.

         "Securities Intermediary" shall mean (a) a clearing corporation or (b) a person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

         "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

         "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

         SECTION 1.02. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

                                                ARTICLE II

                                             Security Interest

         SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations and any extensions, renewals, modifications or refinancings of the Obligations, each Grantor hereby mortgages and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as Secured Party.

         SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.


                                                ARTICLE III

                                      Representations and Warranties

         The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

         SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

         SECTION 3.02. Filings. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or, the change of any Grantor's name, location, identity or corporate structure, with respect to the filing of financing statements or amendments to filed financing statements.

         SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations and (b) a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

         SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. No Grantor has filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to
Section 6.02 of the Credit Agreement.

         SECTION 3.05 Intellectual  PropertySECTION 3.05 Intellectual  Property.
(a) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other person.

         (b) None of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

         (c) No holding decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

         (d) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

         (e) Fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded within three months after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

                                                ARTICLE IV

                                                 Covenants

         SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees within 30 days of the occurrence of any change referred to in the preceding sentence to make all filings under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

         (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

         SECTION 4.02. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement and which has a material adverse effect on the value of the Collateral.

         SECTION 4.03. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable to any Grantor under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

         Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by adding additional schedules hereto to specifically identify any asset or item that may constitute Collateral; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

         SECTION 4.04. Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, upon reasonable notice and at reasonable times at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.09 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

         SECTION 4.05. Taxes; Encumbrances. At its option and after notice pursuant to Section 7.01, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to
Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

         SECTION 4.06. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

         SECTION 4.07. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

         SECTION 4.08. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory with an aggregate fair market value in excess of $100,000 to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise..

         SECTION 4.09. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Account Rights, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

         SECTION 4.10. Insurance. (a) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.07 of the Credit Agreement.

         (b) Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.10, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

         (c) Each Grantor agrees to cause all insurance policies related to the insurance described in clause (a) of this Section 4.10 to be endorsed or otherwise amended to include a lender's loss payable endorsement, in form and substance reasonably satisfactory to the Collateral Agent.

         SECTION 4.11. Legend. Each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its books, records and documents evidencing or pertaining to Account Rights with an appropriate reference to the fact that such Account Rights have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

         SECTION 4.12. Intellectual Property. (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

         (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

         (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

         (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

         (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

         (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

         (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

         (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                                 ARTICLE V

                                             Power of Attorney

         SECTION 5.01. Power of Attorney. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Account Rights to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                                ARTICLE VI

                                                 Remedies

         SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the
Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, exercise any Grantor's right to bill and receive payment for completed work, and, generally, to exercise any and all rights afforded to a Secured Party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the
Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing any Collateral which constitutes a "security" under applicable securities law for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

         SECTION 6.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

         SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.
                                                ARTICLE VII

                                               Miscellaneous

         SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to Holdings.

         SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument,
(c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

         SECTION  7.03.  Survival  of  Agreement.  All  covenants,   agreements,
representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

         SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter this Agreement shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

         SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

         SECTION 7.06.  Collateral  Agent's Fees and Expenses;  Indemnification.
(a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Collateral Agent for any audits conducted by it or on its behalf with respect to the Account Rights or Inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

         (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

         (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor and shall bear interest at the rate specified in clause (c)(ii) of Section 2.13 of the Credit Agreement.

         SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Bank, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

         SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

         SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 7.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

         (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 7.14. Termination. This Agreement and the Security Interest shall terminate when all the Obligations (other than wholly contingent indemnification obligations) have been indefeasibly paid in full, the Lenders have no further commitment to lend, the LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements, terminations and reassignments for mortgages and assignments of copyrights, patents and trademarks, and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this
Section 7.14 shall be without recourse to or warranty by the Collateral Agent.

         SECTION 7.15. Additional Grantors. Pursuant to Section 5.12 of the Credit Agreement, each Significant Subsidiary (other than any Foreign Subsidiary) that was not in existence or was not a Significant Subsidiary on the date of the Credit Agreement is required to enter into this Agreement as a Grantor upon becoming such a Subsidiary. Upon execution and delivery by the Collateral Agent and such a Subsidiary of a Supplement in the form of Annex 1 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

         SECTION 7.16. Releases and Termination. This Agreement and the security interest granted hereby shall terminate when all the Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement. Upon such Termination, the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent. A Subsidiary Grantor shall automatically be released from its obligations hereunder and the security interest in the Collateral of such Subsidiary Grantor shall be automatically released in the event that all the Equity Interests of such Subsidiary Grantor shall be sold, transferred or otherwise disposed of to a person other than Holdings, the Borrower or an Affiliate of Holdings in a transaction permitted under the terms of the Credit Agreement. Any Collateral granted hereunder shall be released (automatically and without further action on the part of the Collateral Agent) upon the sale, transfer or other disposition of such Collateral to a transferee other than Holdings, the Borrower or an Affiliate of Holdings, to the extent that such sale, transfer or other disposition is permitted under the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



KANSAS CITY SOUTHERN INDUSTRIES, INC.,

 by
    --------------------------
    Name:
    Title:


 THE KANSAS CITY SOUTHERN RAILWAY COMPANY,

 by
    --------------------------
    Name:
    Title:


 CAYMEX TRANSPORTATION, INC.,

 by
     -----------------------------------
     Name:
     Title:


 GATEWAY EASTERN RAILWAY COMPANY,

 by
     -----------------------------------
     Name:
     Title:


 GATEWAY WESTERN RAILWAY COMPANY,

 by
     -----------------------------------
     Name:
     Title:

 GLOBAL TERMINALING SERVICES, INC.

 by
     -----------------------------------
     Name:
     Title:

KCS TRANSPORTATION COMPANY,

by
    -----------------------------------
    Name:
    Title:


KANSAS CITY SOUTHERN LINES, INC.,

by
    -----------------------------------
    Name:
    Title:


SCC HOLDINGS, INC.,

by
    -----------------------------------
    Name:
    Title:


MID-SOUTH MICROWAVE, INC.,

by
    -----------------------------------
    Name:
    Title:


RICE-CARDEN CORPORATION,

by
    -----------------------------------
    Name:
    Title:


SOUTHERN DEVELOPMENT COMPANY,

by
    -----------------------------------
    Name:
    Title:


SOUTHERN INDUSTRIAL SERVICES, INC.,

by
    -----------------------------------
    Name:
    Title:


TRANS-SERVE, INC.,

by
    -----------------------------------
    Name:
    Title:


VEALS, INC.,

by
    -----------------------------------
    Name:
    Title:


THE CHASE MANHATTAN BANK, as Collateral Agent,

by
   ------------------------
   Name:
   Title:

21042580\V-1

                                                               Schedule 1 to the
                                                              Security Agreement


                               SUBSIDIARY GRANTORS

Caymex Transportation, Inc.
Gateway Eastern Railway Company
Gateway Western Railway Company
Global Terminaling Services, Inc.
KCS Transportation Company
Kansas City Southern Lines, Inc.
Mid-South Microwave, Inc.
Rice-Carden Corporation
SCC Holdings, Inc.
Southern Development Company
Southern Industrial Services, Inc.
Trans-Serve, Inc.
Veals, Inc.

                                                              Schedule II to the
                                                              Security Agreement



None.

                                                                  Annex 1 to the
                                                              Security Agreement


                                    SUPPLEMENT  NO.  dated  as  of  [ ]  to  the
                           Security Agreement dated as of January 11, 2000, among THE KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), KANSAS CITY
                           SOUTHERN RAILWAY COMPANY, INC., a Delaware corporation (the "Borrower"), each other Subsidiary of Holdings listed on Schedule I thereto or becoming a party thereto as provided in Section 7.15 thereof (collectively, the "Subsidiary Grantors"; Holdings, the Borrower and the Subsidiary Grantors being referred to collectively as the "Grantors") and THE CHASE MANHATTAN BANK, ("Chase"), as collateral agent (in such capacity, the "Collateral Agent"), for the Secured Parties (as defined in the Credit Agreement referred to below).

         A. Reference is made to (a) the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time party thereto (the "Lenders"), and Chase, as administrative agent (in such capacity, the "Administrative Agent"), collateral agent (in such capacity, the "Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank"), and
(b) the Guarantee Agreement and the other Loan Documents referred to in the Credit Agreement.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

         C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of the Security Agreement provides that additional Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Grantor agree as follows:

         SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Credit Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

[NYCorp;971826.3:4443C:01/27/2000--2:42p]
         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

         SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower.

         SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

         IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NYCorp;971826.3:4443C:01/27/2000--2:42p]
                             [Name of New Grantor],

                               by


                                  Name:
                                  Title:



                            THE CHASE MANHATTAN BANK, as Collateral Agent,

                               by


                                  Name:
                                  Title:

 1/ Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.